UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: January 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
31 January
2021
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Emerging Markets Equity Fund	NEKAX	NEKCX	—	NEKFX	NEKIX
Nuveen International Growth Fund	NBQAX	NBQCX	NBQBX	NBQFX	NBQIX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
The rollout of COVID-19 vaccines along with historic economic stimulus measures have kindled the outlook of a more normal economy in 2021. A combination of fiscal relief measures and easier financial conditions aimed at supporting individuals, businesses and state and local governments have already helped the U.S. economy make a significant, although incomplete, turnaround from the depths of a historic recession. To sustain the recovery, the U.S. government enacted another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the COVID-19 crisis, in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. The U.S. Federal Reserve, along with other central banks around the world, have pledged to keep monetary conditions accommodative for as long as necessary.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still elevated in some regions, and recent economic indicators have shown that renewed restrictions on social and business activity in the latter months of 2020 slowed the economy’s momentum. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored. While achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains, vaccination rates are gathering pace and three options (Pfizer/BioNTech, Moderna and Johnson & Johnson) are now authorized for use in the U.S. By mid-March the U.S. was administering an average of 2.4 million doses per day, up from 1.3 million per day on average at the beginning of February, according to Bloomberg’s vaccine tracker. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either which could cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning within our goal of providing long-term value for our shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
The beginning of the year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
March 23, 2021

4

Portfolio Managers’
Comments
Nuveen Emerging Markets Equity Fund
Nuveen International Growth Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC, (NAM) an affiliate of Nuveen Fund Advisors, LLC, the Funds' investment adviser. Barton Grenning and Willis Tsai serve as portfolio managers for the Nuveen Emerging Markets Equity Fund. David H. Lund, CFA , and Joseph R. O’Flaherty serve as portfolio managers for the Nuveen International Growth Fund.
Here the portfolio management team discusses key investment strategies and the performance of the Funds for the six-month reporting period ended January 31, 2021.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
The start of vaccinations across Western countries has been encouraging for the markets, although the discovery of new variants of the COVID-19 coronavirus could cause expectations to be reassessed. The vaccine rollouts have also been slower than expected in some regions. Nevertheless, there are more vaccines still in development, some of which have announced positive trial results, and governments are looking to adjust rollout plans to speed distribution.
The economic recovery moderated in late 2020, as a resurgence of infections triggered another tightening in restrictions. Although the slower pace is expected to persist into early 2021, pledges from central banks and governments to sustain the recovery with policy support are underpinning positive economic outlooks for the full year and beyond. In late December 2020, the U.S. government approved a $900 billion relief package, and Congress approved President Biden’s proposed $1.9 trillion stimulus plan on March 9, 2021.
Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® Index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shut-downs across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
While most markets have recovered most of their losses, volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or wider immunity across populations). The situation remains fluid, given production and logistical challenges with rolling out the vaccine as well as public trust in it, and the potential for more harmful variants of the virus. The distribution of vaccines has narrowed the range of outcomes for the course of the pandemic, but there is still uncertainty in the timing of a full recovery.
Nuveen Fund Advisors, LLC, and the portfolio management teams are monitoring the situation carefully and managing the Funds to best pursue investment objectives while mitigating risks through all market environments.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
How did the Funds perform during the six-month reporting period ended January 31, 2021?
The tables in the Fund Performance and Expense Ratios section of this report provide each Fund’s total return performance information for each share class of each Fund for the period ended January 31, 2021. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.
During the six-month reporting period, the Nuveen Emerging Markets Equity Fund outperformed the MSCI Emerging Markets Index and its Lipper classification average and the Nuveen International Growth Fund underperformed the MSCI EAFE Index and its Lipper classification average.
Nuveen Emerging Markets Equity Fund
What strategies were used to manage the Fund during the six-month reporting period ended January 31, 2021 and how did these strategies influence performance?
The Fund's strategy seeks long-term capital appreciation by investing in high quality, growth-oriented emerging market companies, diversified by country, sector and market cap. A thematic, cross-border approach identifies companies exhibiting strong forward-looking growth catalysts and attractive valuations.
Under normal circumstances, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of emerging market issuers. The Fund will classify securities as those of an emerging market (EM) issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security trades, the location from which the majority of the issuer’s revenue comes and the issuer’s reporting currency. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). The Fund seeks to invest in high quality emerging market companies with strong relative earnings growth, attractive relative valuations and adequate liquidity. The Fund may invest in small-, mid- and large-cap companies.
Emerging market equities performed well during the reporting period. Investor interest in emerging market assets was sustained by accommodative global central banks, a weaker U.S. dollar, China’s economic rebound and anticipation that wide vaccine distribution would enable a global growth recovery in 2021. China, South Korea and Taiwan drove much of emerging market equities’ performance given their higher exposures to strong performing technology and internet stocks, which continued to benefit from stay-at-home trends. Malaysia, Argentina and Greece were the weakest performing markets.
The Fund performed well on an absolute basis and slightly outperformed the benchmark index in this reporting period. Particularly beneficial to relative performance was strong stock selection across India and Taiwan, with a position in Taiwan Semiconductor Manufacturing Co. the top contributor in the portfolio. An overweight allocation to Mexico was also advantageous. Here, a position in Wal-Mart de Mexico was the second largest contributor to performance. Holdings in Samsung Electronics (South Korea), Tencent Holdings (China) and Sea Ltd., which is based in Singapore and therefore not included in the benchmark index, were also among the most additive to relative gains. The Fund continued to hold Taiwan Semiconductor Manufacturing Co., Wal-Mart de Mexico, Samsung Electronics, Tencent Holdings, Sea Ltd.
The Fund’s relative outperformance was somewhat offset by its positioning in Brazil, where an overweight allocation and our stock selection were unfavorable. Holdings in Banco do Brasil, Petroleo Brasiliero (commonly known as Petrobras) and B2W Companhia Digital suffered falling share prices in this reporting period and were among the larger detractors from performance. An underweight allocation to South Korea dampened relative performance, as it was among the best performing markets in the reporting period, although the relative drag was partially mitigated by positive stock selection there. The Fund’s Hong Kong position was also drag on relative performance. The Fund continued to hold B2W Companhia Digital, while Banco do Brasil and Petrobras were sold prior to the end of the reporting period.
6

Sector positioning was most beneficial in the financials, consumer staples and communication services sectors, while the consumer discretionary, materials and energy sectors detracted from relative performance. Currency effects had a small negative impact on relative performance.
Nuveen International Growth Fund
What strategies were used to manage the Fund during the six-month reporting period ended January 31, 2021 and how did these strategies influence performance?
The investment objective of the Fund is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small, mid and large capitalizations. The Fund may invest up to 30% of its net assets in companies located in emerging market (EM) countries.
The Fund’s investment process starts with identifying enduring investment themes that capture global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. For each theme, we then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign companies in both developed markets (DM) and EMs that are consistent with the Fund’s investment themes to create a well-diversified portfolio.
Based on the Fund's thematic stock selection approach, we continued to invest the majority of the Fund’s portfolio in stocks from DM countries and a moderate amount in stocks from EM countries, with the remaining portion in cash or cash equivalents. In terms of country impact on the Fund’s performance, the most significant detractors were Japan, the U.K., China, Germany, Australia and Denmark relative to the MSCI EAFE Index. Stock selection benefited the Fund in Switzerland, France, Hong Kong and Taiwan. At the sector level, the Fund’s holdings fell short of the Index in six of eleven sectors including the real estate, materials, consumer discretionary, energy and financials sectors. Results contributed to performance versus the benchmark in the five remaining sectors led by the consumer staples, information technology and communication services sectors. In aggregate, stock selection was positive among DM countries but detracted among EM countries and was the most significant factor in the Fund’s underperformance versus its MSCI EAFE benchmark and Lipper peer group average.
The greatest detractor from performance during the reporting period was U.S. firm Digital Realty Trust Inc., one of the first real estate investment trusts (REITs) to focus on operating data centers. The company owns almost 300 large digital facilities that provide key cloud-computing infrastructure for enterprises and service providers in around 50 global markets. After hitting all-time highs in mid-2020, Digital Realty’s shares took a step back as part of the market’s general rotation out of more defensive stocks. However, the company reported above consensus third-quarter results in October 2020 and raised its fiscal-year guidance as a result. Digital Realty has also benefited from its March 2020 merger with InterXion, a leading European provider of carrier-neutral and cloud-neutral data centers. The company reported that leasing activity and land acquisitions in Europe remained strong during the reporting period. The Fund continued to own shares of Digital Realty at the end of the reporting period.
A position in the largest Canadian information management software firm, OpenText Corp, also detracted from performance during the reporting period. The company helps organize, integrate and protect data within and outside their organizations. After recovering quickly from March 2020 lows, the stock was mostly flat during the reporting period. OpenText’s total sales and license revenues remained weaker, which was in line with consensus expectations, due to the negative impact from the COVID-19 crisis on the company’s travel vertical. Licensing revenue was pressured because of the travel restrictions and general macro uncertainty, which had some negative impact on margins. Earnings trended above consensus due to the company’s strong cash flow. Also, in November 2020, management raised fiscal-year 2021 guidance, increased OpenText’s dividend and announced a share buyback. The Fund continued to own the stock at the end of the reporting period.
In the health care sector, the Fund experienced weak results from a position in German firm Fresenius Medical Care AG & Co. The company is the world’s leading provider of products and services for individuals with kidney disease with around 350,000 patients last year regularly undergoing dialysis at its treatment centers. Although Fresenius Medical initially experienced an increase in volumes due
7

Portfolio Managers’ Comments (continued)
to the COVID-19 crisis, the severity of the kidney disease in these patients resulted in increased mortality in 2020. As a result, sales were below consensus and earnings were in line with expectations, causing the stock to trend lower since July 2020. Because management anticipates weak volume trends to continue in 2021, the Fund sold its position in Fresenius Medical in February 2021, shortly after the end of the reporting period.
In the consumer discretionary sector, shares of Chinese e-commerce giant Alibaba Group Holding Ltd. also weighed on results. Despite the company reporting solid quarterly results, shares were under pressure in early November 2020 due to the suspension of the $34.5 billion Ant Group initial public offering (IPO), a Chinese financial technology firm in which Alibaba owns a large equity stake. Officials in Shanghai halted the listing after the company was unable to fulfill certain conditions in the midst of regulatory changes. More bad news came later in November 2020 when Alibaba reported a sales miss in its quarterly report and the Chinese government launched an investigation into the company. The Fund continued to own Alibaba at the end of the reporting period.
The Fund’s top performing stock during the reporting period was Swiss firm Zur Rose Group AG, Europe’s largest e-commerce pharmacy and a leading pharmaceutical wholesaler operating in Switzerland, Germany, France, Spain and the Netherlands. Shares were flat for much of the reporting period before taking off in January 2021 following the announcement of a partnership with Novo Nordisk to tackle obesity through a new program launching first in Germany. Zur Rose also reported growth across all markets, but saw particularly strong acceleration in Germany from its recently acquired subsidiary, telemedicine provider TeleClinic, which experienced year-over-year patient growth of 500%. The Fund continued to own Zur Rose at the end of the reporting period.
In the industrials sector, the Fund experienced strong results from a position in Israel-based machinery company Kornit Digital Ltd., a leading developer, manufacturer and marketer of printing solutions for the garment, apparel and textile industries. The company has benefited as the apparel market transitions to short-cycle, on-demand customized garments because it offers a fully personalized garment decoration solution with ultra-fast turnaround times. Kornit Digital’s shares continued to trade higher as sequential growth trends from the first half of 2020 carried over into the second half of 2020. Sales and earnings exceeded consensus expectations as growth was driven by customer activity on the e-commerce side. Management raised guidance for the second half of 2020, while the outlook for 2021 remained strong because the tailwinds from 2020 are expected to continue. The Fund continued to anticipate a favorable growth trajectory for Kornit Digital and owned the stock at the end of the reporting period.
In the technology sector, shares of U.S. semiconductor designer, manufacturer and supplier Broadcom Inc. aided performance results. Despite the initial disruption from the COVID-19 crisis, the global semiconductor industry returned to growth in 2020 with an increase in sales, fueled in part by the acceleration in the shift to the cloud and working from home. The entire sector benefited during the second half of 2020 and into 2021 as demand in networking and broadband segments remained strong. Broadcom reported very strong earnings during the reporting period with margins and cash flow that continued to impress relative to consensus. Management also provided guidance pointing to continued end market strength across all segments and paid down more debt. The Fund maintained its position in Broadcom.
In addition, the Fund benefited from participating in the IPO of JD Health International, Inc. in December 2020. This online health care platform and retail pharmacy company is a subsidiary of Chinese e-commerce giant JDcom Inc. The stock quickly rallied following the IPO as the company benefited from the tailwinds due to the COVID-19 crisis such as an increase in e-commerce and telemedicine. The Fund continued to hold shares at the end of the reporting period.
In terms of regional and country changes made during the reporting period, the Fund increased exposure to 13 countries with the most significant build ups occurring in Hong Kong, the Netherlands, Taiwan, Switzerland, France, Spain and Poland. At the same time, reducing weightings in ten countries, most notably Israel, the U.K., China, Germany and the U.S. As a result, the Fund’s EM exposure increased while DM exposure and cash decreased. In terms of sectors, the Fund increased weightings in the financials, materials, consumer discretionary, communication services, industrials, energy and consumer staples sectors, while decreasing weights in information technology, health care, real estate and utilities sectors. During the reporting period, the Fund invested in five other IPOs besides the above-mentioned JD Health, including Allegro.EU SA, GDS Holdings Ltd., Nordnet AB, Inpost SA and Kuaishou Technology, plus a secondary offering for Sea Ltd.
8

Risk Considerations
Nuveen Emerging Markets Equity Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small and mid-cap companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as derivatives and growth stock risks, are described in detail in the Fund’s prospectus.
Nuveen International Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, and smaller company risks, are described in detail in the Fund’s prospectus.
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Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
11

Fund Performance and Expense Ratios (continued)
Nuveen Emerging Markets Equity Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of January 31, 2021*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class A Shares at NAV	11/27/18	24.87%	35.35%	24.38%	2.67%	1.22%
Class A Shares at maximum Offering Price	11/27/18	17.69%	27.57%	21.05%	-	-
MSCI Emerging Markets Index	-	24.07%	27.90%	17.71%	-	-
Lipper Emerging Markets Funds Classification Average	-	23.71%	27.71%	19.02%	-	-
Class C Shares	11/27/18	24.42%	34.31%	23.53%	3.42%	1.97%
Class R6 Shares	11/27/18	25.14%	35.83%	24.77%	2.36%	0.90%
Class I Shares	11/27/18	25.02%	35.69%	24.68%	2.42%	0.96%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021 Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R6 Shares have no sales charge and are available only to limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund's investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2022 so that the total annual operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund Shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
12

Nuveen International Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of January 31, 2021*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	4/24/09	16.04%	20.36%	10.38%	7.30%	1.20%	1.13%
Class A Shares at maximum Offering Price	4/24/09	9.37%	13.44%	9.08%	6.67%	-	-
MSCI EAFE Index	-	17.58%	8.94%	8.84%	5.15%	-	-
Lipper International Multi-Cap Growth Funds Classification Average	-	18.42%	21.94%	11.67%	6.68%	-	-
Class C Shares	4/24/09	15.59%	19.45%	9.55%	6.50%	1.95%	1.88%
Class R3 Shares	4/24/09	15.89%	20.05%	10.10%	7.03%	1.45%	1.38%
Class I Shares	4/24/09	16.18%	20.65%	10.65%	7.57%	0.95%	0.88%

	Total Returns as of January 31, 2021*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	16.24%	20.86%	11.54%	0.84%	0.78%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021 Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R3 Shares will be converted to Class A Shares at the close of business on June 4, 2021. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% through July 31, 2022 (1.45% after July 31, 2022) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2022 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. This expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.
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Holding Summaries    as of January 31, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Emerging Markets Equity Fund
Fund Allocation (% of net assets)
Common Stocks	98.2%
Exchange-Traded Funds	2.2%
Common Stock Rights	0.0%
Investments Purchased with Collateral from Securities Lending	1.9%
Repurchase Agreements	0.8%
Other Assets Less Liabilities	(3.1)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Tencent Holdings Ltd	8.9%
Alibaba Group Holding Ltd, Sponsored ADR	7.7%
Taiwan Semiconductor Manufacturing Co Ltd	7.6%
Samsung Electronics Co Ltd	6.1%
JDcom Inc, ADR	2.8%
Portfolio Composition (% of net assets)
Internet & Direct Marketing Retail	19.6%
Semiconductors & Semiconductor Equipment	13.2%
Interactive Media & Services	11.2%
Banks	10.0%
Hotels, Restaurants & Leisure	6.6%
Technology Hardware, Storage & Peripherals	6.1%
Entertainment	4.9%
Electronic Equipment, Instruments & Components	3.6%
Oil, Gas & Consumable Fuels	3.1%
Other [1]	19.9%
Exchange-Traded Funds	2.2%
Investments Purchased with Collateral from Securities Lending	1.9%
Repurchase Agreements	0.8%
Other Assets Less Liabilities	(3.1)%
Net Assets	100%
Country Allocation[2] (% of net assets)
China	30.4%
Taiwan	15.5%
South Korea	11.3%
India	7.7%
Brazil	7.3%
United States	6.5%
South Africa	5.1%
Mexico	4.6%
Russia	4.0%
Macau	3.0%
Other	7.7%
Other Assets Less Liabilities	(3.1)%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
2	Includes 95.6% (as a percentage of net assets) in emerging market countries.
14

Nuveen International Growth Fund
Fund Allocation (% of net assets)
Common Stocks	99.5%
Investments Purchased with Collateral from Securities Lending	0.0%
Repurchase Agreements	0.9%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Tencent Holdings Ltd	3.5%
Alibaba Group Holding Ltd, Sponsored ADR	2.3%
NEXTDC Ltd	2.2%
Sony Corp	2.2%
Digital Realty Trust Inc	1.9%
Portfolio Composition (% of net assets)
Semiconductors & Semiconductor Equipment	7.8%
Internet & Direct Marketing Retail	6.6%
Pharmaceuticals	6.1%
IT Services	5.3%
Aerospace & Defense	5.2%
Capital Markets	5.0%
Entertainment	3.6%
Interactive Media & Services	3.5%
Banks	3.5%
Health Care Equipment & Supplies	3.5%
Oil, Gas & Consumable Fuels	3.3%
Textiles, Apparel & Luxury Goods	3.1%
Chemicals	3.1%
Electronic Equipment, Instruments & Components	3.0%
Equity Real Estate Investment Trust	3.0%
Insurance	2.7%
Health Care Providers & Services	2.4%
Household Durables	2.2%
Food & Staples Retailing	2.2%
Real Estate Management & Development	2.1%
Beverages	2.1%
Life Sciences Tools & Services	2.0%
Other [1]	18.2%
Investments Purchased with Collateral from Securities Lending	0.0%
Repurchase Agreements	0.9%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%
Country Allocation[2] (% of net assets)
China	13.7%
Japan	10.0%
United Kingdom	9.9%
France	9.3%
Germany	8.8%
Canada	7.4%
United States	6.4%
Netherlands	5.0%
Switzerland	3.8%
Australia	3.8%
Taiwan	3.7%
Other	18.6%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
2	Includes 24.8% (as a percentage of net assets) in emerging market countries.
15

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2021.
The beginning of the period is August 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Emerging Markets Equity Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,248.69	$1,244.17	$1,251.40	$1,250.16
Expenses Incurred During the Period	$ 6.74	$ 10.97	$ 4.71	$ 5.39
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.21	$1,015.43	$1,021.02	$1,020.42
Expenses Incurred During the Period	$ 6.06	$ 9.86	$ 4.23	$ 4.84
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.19%, 1.94%, 0.83%, and 0.95% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
16

Nuveen International Growth Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,160.41	$1,155.93	$1,158.86	$1,162.38	$1,161.83
Expenses Incurred During the Period	$ 5.77	$ 9.84	$ 7.18	$ 4.03	$ 4.41
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.86	$1,016.08	$1,018.55	$1,021.48	$1,021.12
Expenses Incurred During the Period	$ 5.40	$ 9.20	$ 6.72	$ 3.77	$ 4.13
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.06%, 1.81%, 1.32%, 0.74% and 0.81% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
17

Nuveen Emerging Markets Equity Fund
Portfolio of Investments    January 31, 2021
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.4%
	COMMON STOCKS – 98.2%
	Automobiles – 1.0%
345,821	Astra International Tbk PT, (2)	$ 149,854
	Banks – 10.0%
2,006	Capitec Bank Holdings Ltd, (2), (3)	183,623
16,500	China Merchants Bank Co Ltd, (2)	130,066
1,032	Credicorp Ltd	155,141
3,088	HDFC Bank Ltd, ADR, (3)	222,645
16,657	ICICI Bank Ltd, Sponsored ADR, (3)	251,521
39,646	Itau Unibanco Holding SA	205,353
3,600	Sberbank of Russia PJSC, ADR, (2)	49,356
15,640	Sberbank of Russia PJSC, ADR, (2)	213,986
70,116	Turkiye Garanti Bankasi AS, (2), (3)	88,817
	Total Banks	1,500,508
	Beverages – 2.7%
28,390	Anadolu Efes Biracilik Ve Malt Sanayii AS, (2)	96,051
46,150	Fomento Economico Mexicano SAB de CV	314,286
	Total Beverages	410,337
	Diversified Consumer Services – 0.8%
5,199	Afya Ltd, (3)	115,418
	Electronic Equipment, Instruments & Components – 3.6%
11,270	Delta Electronics Inc	119,042
87,000	E Ink Holdings Inc, (2)	151,725
59,000	Foxconn Industrial Internet Co Ltd, (2)	129,975
800	Samsung Electro-Mechanics Co Ltd, (2)	145,511
	Total Electronic Equipment, Instruments & Components	546,253
	Entertainment – 4.9%
5,891	HUYA Inc, ADR, (3), (4)	152,518
1,769	Sea Ltd, ADR, (3)	383,360
7,300	Tencent Music Entertainment Group, ADR, (3)	194,180
	Total Entertainment	730,058
	Food & Staples Retailing – 3.0%
16,790	Cia Brasileira de Distribuicao	231,623
78,250	Wal-Mart de Mexico SAB de CV	222,814
	Total Food & Staples Retailing	454,437
18

Shares	Description (1)	Value
	Health Care Providers & Services – 1.1%
133,771	Life Healthcare Group Holdings Ltd, (2), (3)	$ 170,798
	Hotels, Restaurants & Leisure – 6.6%
40,700	Galaxy Entertainment Group Ltd, (2)	307,072
3,330	Huazhu Group Ltd, ADR, (3)	161,505
9,610	Melco Resorts & Entertainment Ltd, ADR	152,432
89,800	Wynn Macau Ltd, (2), (3)	142,276
2,350	Wynn Resorts Ltd	233,896
	Total Hotels, Restaurants & Leisure	997,181
	Insurance – 2.6%
33,380	Ping An Insurance Group Co of China Ltd, (2)	393,142
	Interactive Media & Services – 11.2%
7,435	MailRu Group Ltd, GDR, (3)	193,682
15,114	Tencent Holdings Ltd, (2)	1,346,707
2,300	Yandex NV, (3)	144,072
	Total Interactive Media & Services	1,684,461
	Internet & Catalog Retail – 1.5%
7,924	MakeMyTrip Ltd, (3)	226,072
	Internet & Direct Marketing Retail – 19.6%
4,573	Alibaba Group Holding Ltd, Sponsored ADR, (3)	1,160,765
21,070	B2W Cia Digital, (3)	317,009
3,054	Baozun Inc, Sponsored ADR, (3), (4)	125,184
4,726	JDcom Inc, ADR, (3)	419,149
2,800	Meituan,144A, (2), (3)	129,106
90	MercadoLibre Inc, (3)	160,156
1,776	Naspers Ltd, (2)	410,841
8,100	Vipshop Holdings Ltd, ADR, (3)	222,102
	Total Internet & Direct Marketing Retail	2,944,312
	Media – 1.1%
21,720	Grupo Televisa SAB, Sponsored ADR, (3)	163,117
	Metals & Mining – 1.8%
11,780	AngloGold Ashanti Ltd, (2)	274,505
	Multiline Retail – 2.1%
50,450	Lojas Americanas SA	222,126
1,056,300	Matahari Department Store Tbk PT, (2), (3)	85,887
	Total Multiline Retail	308,013
	Oil, Gas & Consumable Fuels – 3.1%
4,255	Reliance Industries Ltd, Sponsored GDR,144A, (2)	215,140
19

Nuveen Emerging Markets Equity Fund (continued)
Portfolio of Investments    January 31, 2021
(Unaudited)
Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
4,789	Reliance Industries Ltd, Sponsored GDR,144A	$ 242,802
	Total Oil, Gas & Consumable Fuels	457,942
	Personal Products – 2.2%
1,670	Amorepacific Corp, (2), (3)	332,867
	Semiconductors & Semiconductor Equipment – 13.2%
34,287	ASE Technology Holding Co Ltd	112,904
3,720	MediaTek Inc, (2)	116,189
2,783	SK Hynix Inc, (2)	303,850
53,791	Taiwan Semiconductor Manufacturing Co Ltd, (2)	1,136,786
21,000	Win Semiconductors Corp, (2)	308,299
	Total Semiconductors & Semiconductor Equipment	1,978,028
	Technology Hardware, Storage & Peripherals – 6.1%
12,468	Samsung Electronics Co Ltd, (2)	911,498
	Total Common Stocks (cost $10,798,811)	14,748,801

Shares	Description (1), (5)	Value
	EXCHANGE-TRADED FUNDS – 2.2%
3,991	iShares MSCI India ETF	$156,208
5,836	iShares MSCI Saudi Arabia ETF	181,791
	Total Exchange-Traded Funds (cost $309,189)	337,999

Shares	Description (1)	Value
	COMMON STOCK RIGHTS – 0.0%
475	Lojas Americanas SA	$ 400
	Total Common Stock Rights (cost $-)	400
	Total Long-Term Investments (cost $11,108,000)	15,087,200

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.9%
	MONEY MARKET FUNDS – 1.9%
283,095	State Street Navigator Securities Lending Government Money Market Portfolio, (6)	0.060% (7)	$ 283,095
	Total Investments Purchased with Collateral from Securities Lending (cost $283,095)		283,095

20

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.8%
	REPURCHASE AGREEMENTS – 0.8%
$ 121	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/21, repurchase price $121,082, collateralized by $111,400, U.S. Treasury Notes, 2.250%, due 2/15/27, value $123,521	0.000%	2/01/21	$ 121,082
	Total Short-Term Investments (cost $121,082)			121,082
	Total Investments (cost $11,512,177) – 103.1%			15,491,377
	Other Assets Less Liabilities – (3.1)%			(469,476)
	Net Assets – 100%			$ 15,021,901
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $274,903.
(5)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
(7)	The rate shown is the one-day yield as of the end of the reporting period.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International Inc.
See accompanying notes to financial statements.
21

Nuveen International Growth Fund
Portfolio of Investments    January 31, 2021
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.5%
	COMMON STOCKS – 99.5%
	Aerospace & Defense – 5.2%
278,235	Airbus SE, (2)	$27,978,642
3,917,421	BAE Systems PLC, (2)	24,717,834
1,324,200	CAE Inc	29,916,824
325,529	Thales SA, (2)	29,208,771
	Total Aerospace & Defense	111,822,071
	Airlines – 1.0%
1,331,300	Air Canada, (3)	20,842,718
	Banks – 3.5%
3,915,700	Banco do Brasil SA	24,232,482
1,346,117	HDFC Bank Ltd, (2), (3)	25,697,973
2,905,610	ING Groep NV, (2)	25,834,823
	Total Banks	75,765,278
	Beverages – 2.1%
799,596	Coca-Cola HBC AG, (2)	23,606,179
525,657	Diageo PLC, (2)	21,103,642
	Total Beverages	44,709,821
	Biotechnology – 1.2%
73,594	CRISPR Therapeutics AG, (3)	12,194,526
35,472	Genmab A/S, (2), (3)	14,122,978
	Total Biotechnology	26,317,504
	Capital Markets – 5.0%
691,059	Brookfield Asset Management Inc	26,840,732
538,300	Hong Kong Exchanges & Clearing Ltd, (2)	34,414,679
254,502	London Stock Exchange Group PLC, (2)	30,213,211
1,018,297	Nordnet AB publ, (3)	16,402,328
	Total Capital Markets	107,870,950
	Chemicals – 3.1%
159,138	Air Liquide SA, (2)	26,026,528
260,701	BASF SE, (2)	20,148,587
217,796	Chr Hansen Holding A/S, (2), (3)	19,703,782
	Total Chemicals	65,878,897
	Diversified Financial Services – 1.9%
3,402,663	Burford Capital Ltd, (2), (3)	28,818,998
22

Shares	Description (1)	Value
	Diversified Financial Services (continued)
4,415,528	Omni Bridgeway Ltd, (2)	$ 13,250,404
	Total Diversified Financial Services	42,069,402
	Diversified Telecommunication Services – 1.2%
424,538	Cellnex Telecom SA,144A, (2)	24,871,040
	Electronic Equipment, Instruments & Components – 3.0%
59,700	Keyence Corp, (2)	32,051,799
1,073,234	Softwareone Holding AG, (2)	33,513,288
	Total Electronic Equipment, Instruments & Components	65,565,087
	Entertainment – 3.6%
121,759	CD Projekt SA, (2), (3)	9,929,355
87,403	Sea Ltd, ADR, (3)	18,941,104
43,797	Spotify Technology SA, (3)	13,796,055
343,372	Ubisoft Entertainment SA, (2), (3)	34,331,734
	Total Entertainment	76,998,248
	Equity Real Estate Investment Trust – 3.0%
290,347	Digital Realty Trust Inc	41,795,451
1,734,810	UNITE Group PLC, (2)	22,752,935
	Total Equity Real Estate Investment Trust	64,548,386
	Food & Staples Retailing – 2.2%
255,202	Dino Polska SA,144A, (2), (3)	17,921,993
65,016	Zur Rose Group AG, (2), (3)	29,814,724
	Total Food & Staples Retailing	47,736,717
	Food Products – 1.0%
13,037,320	Ausnutria Dairy Corp Ltd, (2)	21,183,800
	Health Care Equipment & Supplies – 3.5%
137,592	Cochlear Ltd, (2)	20,688,229
227,100	Hoya Corp, (2), (3)	29,058,324
476,579	Koninklijke Philips NV, (2)	25,977,906
	Total Health Care Equipment & Supplies	75,724,459
	Health Care Providers & Services – 2.4%
336,111	Fresenius Medical Care AG & Co KGaA, (2)	27,190,991
173,290	Orpea SA, (2)	23,976,585
	Total Health Care Providers & Services	51,167,576
	Hotels, Restaurants & Leisure – 0.6%
397,191	Accor SA, (2)	13,355,851
	Household Durables – 2.2%
499,800	Sony Corp, (2)	47,837,164
23

Nuveen International Growth Fund (continued)
Portfolio of Investments    January 31, 2021
(Unaudited)
Shares	Description (1)	Value
	Household Products – 1.2%
579,900	Unicharm Corp, (2)	$ 26,008,184
	Industrial Conglomerates – 0.9%
250,063	DCC PLC, (2)	18,812,139
	Insurance – 2.7%
2,795,000	AIA Group Ltd, (2)	33,698,606
2,150,144	Ping An Insurance Group Co of China Ltd, (2)	25,323,921
	Total Insurance	59,022,527
	Interactive Media & Services – 3.5%
15,000	Kuaishou Technology,144A, (3)	224,730
849,502	Tencent Holdings Ltd, (2)	75,693,409
	Total Interactive Media & Services	75,918,139
	Internet & Catalog Retail – 1.4%
6,446,413	boohoo Group PLC, (2), (3)	29,801,514
	Internet & Direct Marketing Retail – 6.6%
961,500	Alibaba Group Holding Ltd, (2), (3)	30,512,724
192,325	Alibaba Group Holding Ltd, Sponsored ADR, (3)	48,817,854
635,915	Allegroeu SA,144A, (3)	12,547,416
1,169,550	JD Health International Inc,144A, (3)	23,019,164
634,500	JDcom Inc, (2), (3)	28,137,440
	Total Internet & Direct Marketing Retail	143,034,598
	IT Services – 5.3%
10,975	Adyen NV,144A, (2), (3)	22,927,050
1,322,300	GDS Holdings Ltd, (3)	16,986,564
252,926	GDS Holdings Ltd, ADR, (3)	26,193,017
5,451,790	NEXTDC Ltd, (2), (3)	48,004,561
	Total IT Services	114,111,192
	Leisure Products – 0.5%
173,921	MIPS AB, (2)	10,284,598
	Life Sciences Tools & Services – 2.0%
231,470	Eurofins Scientific SE, (2)	22,218,043
107,375	ICON PLC, (3)	21,884,099
	Total Life Sciences Tools & Services	44,102,142
	Machinery – 1.0%
243,074	Kornit Digital Ltd, (3)	22,031,012
	Media – 0.8%
1,252,824	YouGov PLC	17,594,710
24

Shares	Description (1)	Value
	Multi-Utilities – 1.0%
520,721	RWE AG, (2)	$ 22,369,277
	Oil, Gas & Consumable Fuels – 3.3%
697,883	BP PLC, ADR	15,506,960
1,078,420	Parkland Corp/Canada	32,358,925
893,066	Reliance Industries Ltd, (2)	22,511,410
	Total Oil, Gas & Consumable Fuels	70,377,295
	Personal Products – 0.5%
2,046,000	Kitanotatsujin Corp, (2), (4)	11,181,469
	Pharmaceuticals – 6.1%
324,399	AstraZeneca PLC, (2)	33,092,312
263,221	Dr Reddy's Laboratories Ltd, ADR	16,130,183
362,635	Novo Nordisk A/S, (2)	25,264,123
48,375	Roche Holding AG, (2)	16,694,782
208,310	Sanofi, (2)	19,591,191
590,700	Takeda Pharmaceutical Co Ltd, (2)	20,774,686
	Total Pharmaceuticals	131,547,277
	Professional Services – 1.3%
657,600	Recruit Holdings Co Ltd, (2)	28,603,887
	Real Estate Management & Development – 2.1%
3,971,333	Aroundtown SA, (2)	27,570,096
268,110	Vonovia SE, (2)	17,901,700
	Total Real Estate Management & Development	45,471,796
	Road & Rail – 0.7%
157,000	Canadian National Railway Co	15,901,967
	Semiconductors & Semiconductor Equipment – 7.8%
62,050	ASML Holding NV, (2)	33,125,626
77,790	Broadcom Inc	35,044,395
1,681,800	Renesas Electronics Corp, (2), (3)	19,191,759
1,324,000	Taiwan Semiconductor Manufacturing Co Ltd, (2)	27,980,611
274,391	Taiwan Semiconductor Manufacturing Co Ltd, Sponsored ADR	33,343,994
665,361	Tower Semiconductor Ltd, (3)	18,610,147
	Total Semiconductors & Semiconductor Equipment	167,296,532
	Software – 1.6%
422,000	Dye & Durham Ltd	13,365,396
477,364	Open Text Corp	21,381,133
	Total Software	34,746,529
	Textiles, Apparel & Luxury Goods – 3.1%
76,531	adidas AG, (2)	24,266,357
25

Nuveen International Growth Fund (continued)
Portfolio of Investments    January 31, 2021
(Unaudited)
Shares	Description (1)	Value
	Textiles, Apparel & Luxury Goods (continued)
44,202	LVMH Moet Hennessy Louis Vuitton SE, (2)	$26,724,309
164,734	Puma SE, (2)	16,119,764
	Total Textiles, Apparel & Luxury Goods	67,110,430
	Trading Companies & Distributors – 0.4%
340,163	InPost SA, (3)	8,173,532
	Total Long-Term Investments (cost $1,910,342,320)	2,147,765,715

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.0%
	MONEY MARKET FUNDS – 0.0%
108,976	State Street Navigator Securities Lending Government MoneyMarket Portfolio, (5)	0.000% (6)	$ 108,976
	Total Investments Purchased with Collateral from Securities Lending (cost $108,976)		108,976

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.9%
	REPURCHASE AGREEMENTS – 0.9%
$ 18,423	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/21, repurchase price $18,422,671, collateralized by $18,948,800, U.S. Treasury Notes, 0.500%, due 5/31/27, value $18,791,206	0.000%	2/01/21	$ 18,422,671
	Total Short-Term Investments (cost $18,422,671)			18,422,671
	Total Investments (cost $1,928,873,967) – 100.4%			2,166,297,362
	Other Assets Less Liabilities – (0.4)%			(7,675,346)
	Net Assets – 100%			$ 2,158,622,016
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $102,397.
(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
(6)	The rate shown is the one-day yield as of the end of the reporting period.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
See accompanying notes to financial statements.
26

Statement of Assets and Liabilities
January 31, 2021
(Unaudited)
	Emerging Markets Equity	International Growth
Assets
Long-term investments, at value (cost $11,108,000 and $1,910,342,320, respectively)(1)	$15,087,200	$2,147,765,715
Investment purchased with collateral from securities lending, at value (cost approximates value)	283,095	108,976
Short-term investments, at value (cost approximates value)	121,082	18,422,671
Cash denominated in foreign currencies (cost $126 and $52,596, respectively)	125	53,205
Receivable for:
Dividends	22,919	344,927
Due from affiliate	288	8,577
Investments sold	543,222	14,787,450
From Adviser	8,319	—
Reclaims	1,094	352,488
Shares sold	—	889,019
Other assets	31,394	106,703
Total assets	16,098,738	2,182,839,731
Liabilities
Payable for:
Collateral from securities lending program	283,095	108,976
Dividends	—	10
Interest	—	208,919
Investments purchased - regular settlement	651,419	11,969,369
Shares redeemed	68,557	10,147,594
Accrued expenses:
Custodian fees	59,864	69,469
Management fees	—	1,256,218
Trustees fees	124	52,789
12b-1 distribution and service fees	155	18,723
Other	13,623	385,648
Total liabilities	1,076,837	24,217,715
Net assets	$15,021,901	$2,158,622,016

See accompanying notes to financial statements.
27

Statement of Assets and Liabilities (Unaudited) (continued)
	Emerging Markets Equity	International Growth
Class A Shares
Net assets	$ 439,671	$ 48,399,798
Shares outstanding	15,524	860,049
Net asset value ("NAV") per share	$ 28.32	$ 56.28
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 30.05	$ 59.71
Class C Shares
Net assets	$ 66,389	$ 9,088,168
Shares outstanding	2,356	171,690
NAV and offering price per share	$ 28.19	$ 52.93
Class R3 Shares
Net assets	$ —	$ 536,667
Shares outstanding	—	9,680
NAV and offering price per share	$ —	$ 55.44
Class R6 Shares
Net assets	$14,059,333	$1,824,362,656
Shares outstanding	496,250	32,261,033
NAV and offering price per share	$ 28.33	$ 56.55
Class I Shares
Net assets	$ 456,508	$ 276,234,727
Shares outstanding	16,117	4,857,991
NAV and offering price per share	$ 28.32	$ 56.86
Fund level net assets consist of:
Capital paid-in	$10,696,988	$1,909,980,183
Total distributable earnings	4,324,913	248,641,833
Fund level net assets	$15,021,901	$2,158,622,016
Authorized shares - per class	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01

(1)	Includes securities loaned of $274,903 and $102,397 for Emerging Markets Equity Fund and International Growth Fund.
See accompanying notes to financial statements.
28

Statement of Operations
Six Months Ended January 31, 2021
(Unaudited)
	Emerging Markets Equity	International Growth
Investment Income
Dividends	$ 78,154	$ 4,126,094
Securities lending income	1,076	57,904
Payment from affiliate	306	82,733
Foreign tax withheld on dividend income	(12,175)	(361,077)
Total investment income	67,361	3,905,654
Expenses
Management fees	60,162	4,017,712
12b-1 service fees - Class A Shares	432	57,408
12b-1 distribution and service fees - Class C Shares	218	45,468
12b-1 distribution and service fees - Class R3 Shares	—	1,644
Shareholder servicing agent fees	733	133,025
Custodian fees	34,237	39,127
Professional fees	24,699	55,214
Trustees fees	185	16,453
Shareholder reporting expenses	7,478	32,532
Federal and state registration fees	27,713	203,049
Other	2,046	7,690
Total expenses before fee waiver/expense reimbursement	157,903	4,609,322
Fee waiver/expense reimbursement	(98,507)	—
Net expenses	59,396	4,609,322
Net investment income (loss)	7,965	(703,668)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	612,588	17,683,906
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,540,986	178,335,286
Net realized and unrealized gain (loss)	3,153,574	196,019,192
Net increase (decrease) in net assets from operations	$3,161,539	$195,315,524
See accompanying notes to financial statements.
29

Statement of Changes in Net Assets
(Unaudited)
	Emerging Markets Equity		International Growth
	Six Months Ended 1/31/21	Year Ended 7/31/20	Six Months Ended 1/31/21	Year Ended 7/31/20
Operations
Net investment income (loss)	$ 7,965	$ 133,995	$ (703,668)	$ 868,641
Net realized gain (loss) from investments and foreign currency	612,588	848,499	17,683,906	10,825,066
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,540,986	420,150	178,335,286	12,309,929
Net increase (decrease) in net assets from operations	3,161,539	1,402,644	195,315,524	24,003,636
Distributions to Shareholders
Dividends:
Class A Shares	(29,012)	(13,124)	—	(111,030)
Class C Shares	(3,185)	(1,779)	—	—
Class R3 Shares	—	—	—	(130)
Class R6 Shares	(967,142)	(749,139)	—	(1,338)
Class I Shares	(29,169)	(1,858)	—	(1,394,500)
Decrease in net assets from distributions to shareholders	(1,028,508)	(765,900)	—	(1,506,998)
Fund Share Transactions
Proceeds from sale of shares	480,529	356,466	1,761,192,083	54,261,509
Proceeds from shares issued to shareholders due to reinvestment of distributions	54,356	11,539	—	1,165,572
	534,885	368,005	1,761,192,083	55,427,081
Cost of shares redeemed	(348,577)	(277)	(103,272,879)	(152,414,072)
Net increase (decrease) in net assets from Fund share transactions	186,308	367,728	1,657,919,204	(96,986,991)
Net increase (decrease) in net assets	2,319,339	1,004,472	1,853,234,728	(74,490,353)
Net assets at the beginning of period	12,702,562	11,698,090	305,385,272	379,875,625
Net assets at the end of period	$15,021,901	$12,702,562	$2,158,620,000	$ 305,385,272
See accompanying notes to financial statements.
30

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31

Financial Highlights
(Unaudited)
Emerging Markets Equity
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (11/18)
2021(f)	$24.26	$(0.02)	$5.96	$5.94	$(0.10)	$(1.78)	$(1.88)	$28.32
2020	23.08	0.17	2.44	2.61	(0.20)	(1.23)	(1.43)	24.26
2019(g)	20.00	0.23	2.85	3.08	—	—	—	23.08
Class C (11/18)
2021(f)	24.16	(0.12)	5.93	5.81	—	(1.78)	(1.78)	28.19
2020	23.00	0.03	2.39	2.42	(0.03)	(1.23)	(1.26)	24.16
2019(g)	20.00	0.01	2.99	3.00	—	—	—	23.00
Class R6 (11/18)
2021(f)	24.28	0.02	5.98	6.00	(0.17)	(1.78)	(1.95)	28.33
2020	23.10	0.26	2.43	2.69	(0.28)	(1.23)	(1.51)	24.28
2019(g)	20.00	0.16	2.96	3.12	(0.02)	—	(0.02)	23.10
Class I (11/18)
2021(f)	24.28	—	5.98	5.98	(0.16)	(1.78)	(1.94)	28.32
2020	23.09	0.25	2.43	2.68	(0.26)	(1.23)	(1.49)	24.28
2019(g)	20.00	0.16	2.95	3.11	(0.02)	—	(0.02)	23.09
32

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

24.87%	$ 440	2.60%*	(1.58)%*	(1.58)%*	1.19%*	(0.18)%*	(0.18)%*	28%
11.68	256	2.65	(0.67)	(0.67)	1.20	0.79	0.79	124
15.40	174	2.29*	0.43*	N/A	1.20*	1.52*	N/A	42

24.42	66	3.35*	(2.31)*	(2.31)*	1.95*	(0.91)*	(0.92)*	28
10.80	34	3.40	(1.34)	(1.34)	1.95	0.12	0.12	124
15.00	32	3.05*	(1.00)*	N/A	1.95*	0.10*	N/A	42

25.14	14,059	2.23*	(1.27)*	(1.27)*	0.83*	0.13*	0.13*	28
11.99	12,050	2.34	(0.27)	(0.27)	0.88	1.19	1.19	124
15.62	11,462	2.05*	(0.01)*	N/A	0.95*	1.09*	N/A	42

25.02	457	2.35*	(1.41)*	(1.41)*	0.95*	( —)*, **	( —)*, **	28
11.98	362	2.40	(0.27)	(0.27)	0.94	1.18	1.18	124
15.57	29	2.04*	(0.01)*	N/A	0.95*	1.08*	N/A	42
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal periods ended 2021 and 2020, the Fund received voluntary compensation from the Adviser. The Fund's Total Return and Net Investment Income (Loss) Ratios for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2021.
(g)	For the period November 27, 2018 (commencement of operations) through July 31, 2019.
*	Annualized.
**	Rounds to less than 0.01%.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended July 31, 2020.
See accompanying notes to financial statements.
33

Financial Highlights (Unaudited) (continued)
International Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (04/09)
2021(f)	$48.50	$(0.04)	$ 7.82	$ 7.78	$ —	$ —	$ —	$56.28
2020	44.68	0.03	3.91	3.94	(0.12)	—	(0.12)	48.50
2019	48.43	0.18	(2.10)	(1.92)	(0.47)	(1.36)	(1.83)	44.68
2018	43.68	0.09	4.70	4.79	(0.04)	—	(0.04)	48.43
2017	37.61	0.06	6.01	6.07	—	—	—	43.68
2016	41.73	0.06	(3.77)	(3.71)	(0.41)	—	(0.41)	37.61
Class C (04/09)
2021(f)	45.79	(0.22)	7.36	7.14	—	—	—	52.93
2020	42.40	(0.28)	3.67	3.39	—	—	—	45.79
2019	45.96	(0.15)	(1.94)	(2.09)	(0.11)	(1.36)	(1.47)	42.40
2018	41.72	(0.25)	4.49	4.24	—	—	—	45.96
2017	36.20	(0.16)	5.68	5.52	—	—	—	41.72
2016	40.16	(0.24)	(3.61)	(3.85)	(0.11)	—	(0.11)	36.20
Class R3 (04/09)
2021(f)	47.84	(0.10)	7.70	7.60	—	—	—	55.44
2020	44.08	(0.08)	3.85	3.77	(0.01)	—	(0.01)	47.84
2019	47.78	0.06	(2.05)	(1.99)	(0.35)	(1.36)	(1.71)	44.08
2018	43.16	(0.03)	4.65	4.62	—	—	—	47.78
2017	37.26	0.06	5.84	5.90	—	—	—	43.16
2016	41.33	(0.01)	(3.75)	(3.76)	(0.31)	—	(0.31)	37.26
Class R6 (06/16)
2021(f)	48.65	(0.05)	7.95	7.90	—	—	—	56.55
2020	45.22	0.47	3.23	3.70	(0.27)	—	(0.27)	48.65
2019	48.99	0.33	(2.14)	(1.81)	(0.60)	(1.36)	(1.96)	45.22
2018	44.13	0.26	4.75	5.01	(0.15)	—	(0.15)	48.99
2017	37.86	0.27	6.00	6.27	—	—	—	44.13
2016(g)	36.37	(0.01)	1.50	1.49	—	—	—	37.86
Class I (04/09)
2021(f)	48.94	0.03	7.89	7.92	—	—	—	56.86
2020	45.08	0.14	3.95	4.09	(0.23)	—	(0.23)	48.94
2019	48.89	0.29	(2.15)	(1.86)	(0.59)	(1.36)	(1.95)	45.08
2018	44.08	0.21	4.75	4.96	(0.15)	—	(0.15)	48.89
2017	37.86	0.23	5.99	6.22	—	—	—	44.08
2016	42.00	0.14	(3.77)	(3.63)	(0.51)	—	(0.51)	37.86
34

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

16.04%	$ 48,400	1.07%*	(0.16)%*	(0.16)%*	1.07%*	(0.16)%*	(0.16)%*	23%
8.82	42,488	1.20	0.01	( —)**	1.13	0.08	0.07	47
(3.15)	45,737	1.19	0.36	N/A	1.13	0.42	N/A	52
10.98	55,476	1.18	0.14	N/A	1.13	0.19	N/A	81
16.11	51,018	1.26	0.03	N/A	1.14	0.16	N/A	318
(8.91)	102,083	1.31	0.06	N/A	1.21	0.16	N/A	351

15.59	9,088	1.82*	(0.89)*	(0.89)*	1.82*	(0.89)*	(0.89)*	23
8.00	9,356	1.95	(0.74)	(0.75)	1.88	(0.67)	(0.68)	47
(3.89)	12,704	1.94	(0.43)	N/A	1.88	(0.37)	N/A	52
10.14	23,861	1.93	(0.59)	N/A	1.88	(0.54)	N/A	81
15.28	17,131	2.00	(0.56)	N/A	1.89	(0.45)	N/A	318
(9.60)	20,065	2.06	(0.76)	N/A	1.96	(0.66)	N/A	351

15.89	537	1.32*	(0.40)*	(0.40)*	1.32*	(0.40)*	(0.40)*	23
8.55	609	1.45	(0.24)	(0.25)	1.38	(0.17)	(0.18)	47
(3.41)	585	1.44	0.08	N/A	1.38	0.14	N/A	52
10.70	1,108	1.43	(0.12)	N/A	1.38	(0.07)	N/A	81
15.83	1,119	1.49	0.05	N/A	1.39	0.15	N/A	318
(9.14)	991	1.57	(0.14)	N/A	1.46	(0.03)	N/A	351

16.24	1,824,363	0.74*	(0.18)*	(0.18)*	0.74*	(0.18)*	(0.18)*	23
8.19	404	0.84	1.01	1.01	0.78	1.08	1.08	47
(2.83)	22,529	0.84	0.69	N/A	0.78	0.75	N/A	52
11.36	33,524	0.84	0.49	N/A	0.79	0.54	N/A	81
16.56	30,400	0.88	0.60	N/A	0.77	0.71	N/A	318
4.10	32,015	0.89*	(0.56)*	N/A	0.76*	(0.43)*	N/A	351

16.18	276,235	0.82*	0.10*	0.10*	0.82*	0.10*	0.10*	23
9.08	252,529	0.95	0.26	0.25	0.88	0.32	0.31	47
(2.93)	298,320	0.94	0.60	N/A	0.88	0.66	N/A	52
11.25	377,051	0.93	0.39	N/A	0.88	0.44	N/A	81
16.43	267,558	0.99	0.49	N/A	0.89	0.60	N/A	318
(8.69)	259,225	1.06	0.28	N/A	0.96	0.38	N/A	351

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal periods ended 2021 and 2020, the Fund received voluntary compensation from the Adviser. The Fund's Total Return and Net Investment Income (Loss) Ratios for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2021.
(g)	For the period June 30, 2016 (commencement of operations) through July 31, 2016.
*	Annualized.
**	Rounds to more than (0.01)%.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended July 31, 2020.
See accompanying notes to financial statements.
35

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of the Nuveen Emerging Markets Equity Fund ("Emerging Markets Equity") and the Nuveen International Growth Fund ("International Growth") (each a "Fund" and collectively, the "Funds"), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Funds is January 31, 2021, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2021 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares, Class R6 Shares and Class I Shares are sold without an upfront sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
36

Foreign Currency Transactions and Translation
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, the Funds' investments in non-U.S. securities were as follows:
Emerging Markets Equity	Value	% of Net Assets
Country:
China	$ 4,564,399	30.4%
Taiwan	2,328,305	15.5
South Korea	1,693,726	11.3
India	1,158,180	7.7
Brazil	1,091,929	7.3
South Africa	765,262	5.1
Mexico	700,217	4.6
Russia	601,096	4.0
Macau	449,348	3.0
Other	1,162,843	7.7
Total non-U.S. securities	$14,515,305	96.6%

International Growth	Value	% of Net Assets
Country:
China	$ 296,092,623	13.7%
Japan	214,707,272	10.0
United Kingdom	213,595,257	9.9
France	201,193,611	9.3
Germany	189,080,060	8.8
Canada	160,607,695	7.4
Netherlands	107,865,405	5.0
Switzerland	82,310,211	3.8
Australia	81,943,194	3.8
Taiwan	80,265,709	3.7
Other	400,649,779	18.6
Total non-U.S. securities	$2,028,310,816	94.0%
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-divided date and recorded at fair value. Interest income
37

Notes to Financial Statements (Unaudited) (continued)
is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities Lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds' financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 will become effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
38

Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.
For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.
Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as Level 1 or 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
Emerging Markets Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks*	$6,824,874	$7,923,927**	$ —	$14,748,801
Exchange-Traded Funds	337,999	—	—	337,999
Common Stock Rights	400	—	—	400
Investments Purchased with Collateral from Securities Lending	283,095	—	—	283,095
Short-Term Investments:
Repurchase Agreements	—	121,082	—	121,082
Total	$7,446,368	$8,045,009	$ —	$15,491,377

International Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks*	$604,077,418	$1,543,688,297**	$ —	$2,147,765,715
Investments Purchased with Collateral from Securities Lending	108,976	—	—	108,976
Short-Term Investments:
Repurchase Agreements	—	18,422,671	—	18,422,671
Total	$604,186,394	$1,562,110,968	$ —	$2,166,297,362

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
39

Notes to Financial Statements (Unaudited) (continued)
4.  Portfolio Securities and Investments in Derivatives
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty	Net Exposure
Emerging Markets Equity	Fixed Income Clearing Corporation	$ 121,082	$ (123,521)	$ (2,439)
International Growth	Fixed Income Clearing Corporation	18,422,671	(18,791,206)	(368,535)
Securities Lending
Effective August 14, 2020, the Funds may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Fund’s custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by the Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
The Funds engage in securities lending transactions during the period from August 14, 2020 through the end of the current reporting period. As of the end of the current reporting period, the total value of the loaned securities and the total value of collateral received for were as follows:
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
Emerging Markets Equity	Common Stocks	$274,903	$283,095
International Growth	Common Stocks	$102,397	$108,976
Investment Transactions
Long-term purchases and sales (excluding securities purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:
	Emerging Markets Equity	International Growth
Purchases	$3,714,289	$1,911,228,391
Sales	4,194,487	258,375,771
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
40

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 1/31/21		Year Ended 7/31/20
Emerging Markets Equity	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,171	$ 197,856	2,510	$ 58,005
Class C	921	25,500	—	—
Class I	9,241	257,173	13,678	298,461
Shares issued to shareholders due to reinvestment of distributions:
Class A	984	26,657	488	11,337
Class C	36	956	9	202
Class R6	—	—	—	—
Class I	985	26,743	—	—
	19,338	534,885	16,685	368,005
Shares redeemed:
Class A	(3,180)	(89,057)	(2)	(53)
Class C	(11)	(286)	(9)	(202)
Class R6	—	—	—	—
Class I	(9,036)	(259,234)	(1)	(22)
	(12,227)	(348,577)	(12)	(277)
Net increase (decrease)	7,111	$ 186,308	16,673	$367,728

41

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 1/31/21		Year Ended 7/31/20
International Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	49,712	$ 2,636,646	97,091	$ 4,350,476
Class A – automatic conversion of Class C Shares	19	1,008	78	3,454
Class C	10,278	526,283	12,515	520,482
Class R3	1,031	52,441	2,815	121,587
Class R6	33,227,825	1,730,933,814	12,477	490,246
Class I	504,496	27,041,891	1,123,012	48,775,264
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	2,122	100,621
Class R3	—	—	3	130
Class R6	—	—	28	1,338
Class I	—	—	22,253	1,063,483
	33,793,361	1,761,192,083	1,272,394	55,427,081
Shares redeemed:
Class A	(65,807)	(3,462,355)	(246,849)	(10,657,834)
Class C	(42,945)	(2,084,749)	(107,739)	(4,514,621)
Class C – automatic conversion to Class A Shares	(20)	(1,008)	(83)	(3,454)
Class R3	(4,076)	(227,872)	(3,363)	(147,466)
Class R6	(975,096)	(54,261,162)	(502,409)	(21,835,701)
Class I	(806,584)	(43,235,733)	(2,603,020)	(115,254,996)
	(1,894,528)	(103,272,879)	(3,463,463)	(152,414,072)
Net increase (decrease)	31,898,833	$1,657,919,204	(2,191,069)	$ (96,986,991)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of January 31, 2021.
	Emerging Markets Equity	International Growth
Tax cost of investments	$11,550,996	$1,929,147,225
Gross unrealized:
Appreciation	$ 4,373,119	$ 260,462,651
Depreciation	(432,738)	(23,312,514)
Net unrealized appreciation (depreciation) of investments	$ 3,940,381	$ 237,150,137
Permanent differences, primarily due to investments in passive foreign investment companies, foreign currency transactions and securities litigation settlements, resulted in reclassifications among the Funds' components of net assets as of July 31, 2020, the Funds' last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2020, the Funds' last tax year end, were as follows:
42

	Emerging Markets Equity	International Growth
Undistributed net ordinary income[1]	$139,813	$ —
Undistributed net long-term capital gains	653,011	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended July 31, 2020 was designated for purposes of the dividends paid deduction as follows:
	Emerging Markets Equity	International Growth
Distributions from net ordinary income[1]	$765,900	$1,506,998
Distributions from net long-term capital gains	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of July 31, 2020, the Funds' last tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
International Growth
Not subject to expiration:
Short-term	$4,874,999
Long-term	—
Total	$4,874,999
During the Funds' last tax year ended July 31, 2020, International Growth utilized $10,464,188 of its capital loss carryforward.
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:
International Growth
Post-October capital losses[2]	$ —
Late-year ordinary losses[3]	372,512

[2]	Capital losses incurred from November 1, 2019 through July 31, 2020, the Funds' last tax year end.
[3]	Ordinary losses incurred from January 1, 2020 through July 31, 2020 and/or specified losses incurred from November 1, 2019 through July 31, 2020.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
43

Notes to Financial Statements (Unaudited) (continued)
Average Daily Net Assets	Emerging Markets Equity	International Growth
For the first $125 million	0.7000%	0.5500%
For the next $125 million	0.6875	0.5375
For the next $250 million	0.6750	0.5250
For the next $500 million	0.6625	0.5125
For the next $1 billion	0.6500	0.5000
For the next $3 billion	0.6250	0.4750
For the next $2.5 billion	0.6000	0.4500
For the next $2.5 billion	0.5875	0.4375
For net assets over $10 billion	0.5750	0.4250
The annual complex-level fee, payable monthly for each Fund, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2021, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Emerging Markets Equity	0.1558%
International Growth	0.1598%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitation may be terminated or modified prior to expiration date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of each Fund.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Emerging Markets Equity	0.99%	July 31, 2022	N/A
International Growth	0.90%	July 31, 2022	1.45%
44

Other Transactions with Affiliates
The Funds receive voluntary compensation from the Adviser in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Funds is recognized as "Payment from affiliate" on the Statement of Operations, and any income due to the Funds as of the end of the reporting period is recognized as “Receivable due from affiliate” on the Statement of Assets and Liabilities.
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Emerging Markets Equity	International Growth
Sales charges collected	$ —	$8,967
Paid to financial intermediaries	—	8,063
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Emerging Markets Equity	International Growth
Commission advances	$ —	$4,036
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Emerging Markets Equity	International Growth
12b-1 fees retained	$120	$1,767
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Emerging Markets Equity	International Growth
CDSC retained	$(862)	$576
As of the end of the reporting period, the TIAA-CREF Lifecycle 2030 Fund, TIAA-CREF Lifecycle 2035 Fund,TIAA-CREF Lifecycle 2040 Fund and TIAA-CREF Lifecycle 2045 Fund owned 10%, 12%, 16%, 11% of Class R6 Shares of International Growth, respectively.
As of the end of the reporting period, TIAA owned shares of the Fund as follows:
Emerging Markets Equity
TIAA owned shares	94%
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-
45

Notes to Financial Statements (Unaudited) (continued)
factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 un-less extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
Emerging Markets Equity
Maximum outstanding balance	$32,623
During the Fund’s utilization periods during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
Emerging Markets Equity
Utilization period (days outstanding)	4
Average daily balance outstanding	$32,615
Average annual interest rate	2.74%
9.  Subsequent Events
Class C Shares
Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase.
Class R3 Shares
Class R3 shares will be converted to Class A shares at the close of business on June 4, 2021.
Effective May 4, 2021, each Fund will stop accepting purchases of its Class R3 shares from new investors and existing shareholders, except that defined contribution retirement plans that held Class R3 shares of a Fund as of March 3, 2021 may continue to purchase Class R3 shares until June 3, 2021. Each Fund will also continue to issue Class R3 shares upon the exchange of Class R3 shares from another Nuveen mutual fund or for purposes of dividend reinvestment. The Funds reserve the right to modify the extent to which issuance of Class R3 shares is limited prior to the conversion. After the close of business on June 4, 2021, all outstanding Class R3 shares of each Fund will be converted to Class A shares of such Fund and Class R3 shares will no longer be available after that date.
46

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
47

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Lipper Emerging Markets Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper Emerging Markets Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Assets Value (NAV) per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
48

Notes
49

Notes
50

Notes
51

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
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To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MSA-IGF-0121P1550512-INV-B-03/22

Mutual Funds
31 January
2021
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Santa Barbara Dividend Growth Fund	NSBAX	NSBCX	NBDRX	NSBFX	NSBRX
Nuveen Santa Barbara Global Dividend Growth Fund	NUGAX	NUGCX	NUGRX	—	NUGIX
Nuveen Santa Barbara International Dividend Growth Fund	NUIAX	NUICX	NUIRX	—	NUIIX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
The rollout of COVID-19 vaccines along with historic economic stimulus measures have kindled the outlook of a more normal economy in 2021. A combination of fiscal relief measures and easier financial conditions aimed at supporting individuals, businesses and state and local governments have already helped the U.S. economy make a significant, although incomplete, turnaround from the depths of a historic recession. To sustain the recovery, the U.S. government enacted another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the COVID-19 crisis, in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. The U.S. Federal Reserve, along with other central banks around the world, have pledged to keep monetary conditions accommodative for as long as necessary.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still elevated in some regions, and recent economic indicators have shown that renewed restrictions on social and business activity in the latter months of 2020 slowed the economy’s momentum. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored. While achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains, vaccination rates are gathering pace and three options (Pfizer/BioNTech, Moderna and Johnson & Johnson) are now authorized for use in the U.S. By mid-March the U.S. was administering an average of 2.4 million doses per day, up from 1.3 million per day on average at the beginning of February, according to Bloomberg’s vaccine tracker. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either which could cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning within our goal of providing long-term value for our shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
The beginning of the year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
March 23, 2021

Portfolio Managers’
Comments
Nuveen Santa Barbara Dividend Growth Fund
Nuveen Santa Barbara Global Dividend Growth Fund
Nuveen Santa Barbara International Dividend Growth Fund
All of these Funds are managed by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. David S. Park, CFA, and David A. Chalupnik, CFA, serve as portfolio managers for all three Funds.
Investment Policy Changes
Effective October 30, 2020, the Nuveen Santa Barbara Global Dividend Growth Fund introduced a policy change. The Fund has a minimum exposure to non-U.S. securities that floats based on the portion of the Fund’s benchmark (the MSCI World Index) that is composed of non-U.S. securities. Under normal market conditions, the Fund’s minimum exposure to non-U.S. securities will be 80% of the MSCI World Index’s non-U.S. exposure, calculated on a daily basis. During periods of unfavorable market conditions, the Fund’s minimum exposure to non-U.S. securities will be reduced to 50% of the MSCI World Index’s non-U.S. exposure. The Fund will invest in securities of companies representing at least three different countries (one of which may be the United States).
Here the portfolio management team discusses key investment strategies and the performance of the Funds for the six-month reporting period January 31, 2021.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
The start of vaccinations across Western countries has been encouraging for the markets, although the discovery of new variants of the COVID-19 coronavirus could cause expectations to be reassessed. The vaccine rollouts have also been slower than expected in some regions. Nevertheless, there are more vaccines still in development, some of which have announced positive trial results, and governments are looking to adjust rollout plans to speed distribution.
The economic recovery moderated in late 2020, as a resurgence of infections triggered another tightening in restrictions. Although the slower pace is expected to persist into early 2021, pledges from central banks and governments to sustain the recovery with policy support are underpinning positive economic outlooks for the full year and beyond. In late December 2020, the U.S. government approved a $900 billion relief package, and Congress approved President Biden’s proposed $1.9 trillion stimulus plan on March 9, 2021.
Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® Index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shut-downs across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
While most markets have recovered most of their losses, volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or wider immunity across populations). The situation remains fluid, given production and logistical challenges with rolling out the vaccine as well as public trust in it, and the potential for more harmful variants of the virus. The distribution of vaccines has narrowed the range of outcomes for the course of the pandemic, but there is still uncertainty in the timing of a full recovery.
Nuveen Fund Advisors, LLC, and the portfolio management teams are monitoring the situation carefully and managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
How did the Funds perform the six-month reporting period ended January 31, 2021?
The tables in the Fund Performance and Expense Ratios section of this report provide each Fund’s total return performance information for each share class of the Fund for the period ended January 31, 2021. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.
For the six-month reporting period, the Nuveen Santa Barbara Dividend Growth Fund underperformed the S&P 500® Index and its Lipper classification average. The Nuveen Santa Barbara Global Dividend Growth Fund underperformed the MSCI World Index and its Lipper classification average. The Nuveen Santa Barbara International Dividend Growth Fund underperformed the MSCI EAFE Index and its Lipper classification average.
What strategies were used to manage the Funds during this six-month reporting period ended January 31, 2021 and how did these strategies influence performance?
Nuveen Santa Barbara Dividend Growth Fund
The Fund’s Class A Shares at NAV underperformed the S&P 500® Index and its Lipper classification average for the six-month reporting period ended January 31, 2021.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long term capital appreciation by focusing on mid- to large-capitalization companies that have the potential for high dividend income and dividend growth. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. The portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500® Index 2) lower volatility than the S&P 500® Index and 3) a focus on companies with growing dividends.
Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. The Fund may invest in small-, mid- and large-cap companies. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.
The risk-on market environment created a challenging reporting period for the Fund’s portfolio given the Fund's broadly diversified approach and the high quality defensive composition. Both stock selection and sector allocation had a negative impact on performance. The information technology sector was the largest detractor to performance due to the portfolio's underweight exposure within the sector and security selection. Given the risk-on environment, the Fund's overweight positions in defensive oriented sectors detracted from relative performance. This was slightly offset by the Fund's financial and utility sector holdings. From a country standpoint, the Fund’s holdings in Canada contributed to performance, while the Fund’s United States and United Kingdom holdings detracted the most from relative performance.
Individual holdings that detracted from the Fund’s absolute performance, included information technology holding Fidelity National Information Services Inc. Fidelity National Information stock declined after reports that the firm had experienced unsuccessful merger discussions with a competitor. Investors were surprised by Fidelity National Information's merger discussions due to a large acquisition in 2019 and management had indicated it would focus on deleveraging and not mergers and acquisitions (M&A). Lockheed Martin

Corp also detracted from performance. The industrial sector holding and defense company struggled despite reporting earnings and sales above estimates as management provided lower-than-expected guidance for 2021. Lockheed and other defense stocks lagged due to concerns regarding future defense spending under the Biden administration. Lockheed Martin also announced an acquisition of Aeroject Rocketdyne to help bolster its space portfolio and investors reacted with skepticism regarding whether the acquisition would be accretive to Lockheed's earnings and cash flow. Lastly, materials sector holding, International Flavors & Fragrances detracted from performance after reporting earnings below expectations due to sales weakness in its Fine Fragrance and Food Services segments due to the COVID-19 crisis related headwinds. The company's upcoming acquisition of DuPont's nutrition and biosciences business also resulted in technical issues that pressured shares. Additionally, management released updated post-merger financial projections that were lower than expected. The Fund continues to hold the positions.
Individual holdings that contributed to the Fund's absolute performance included information technology sector holding Apple Inc. Apple reported results above expectations due to better-than-expected iPhone and services results. The Mac and its services segments reported all-time record results as both segments continued to benefit from the work-from-home environment. Apple's first 5G iPhone, the iPhone 12, was released in October 2020 and garnered positive reviews and strong sales. The company announced better-than-expected quarterly 2020 revenue, earnings per share, cash flow per share, and margins. The increase in the work-from-home environment drove demand for the company’s cloud-computing products, Windows devices and productivity tools. Financial services holdings Charles Schwab Corporation and JPMorgan Chase & Co contributed to absolute performance. The Fund's holdings in Charles Schwab Corp contributed to performance as management reported adjusted earnings per share (EPS) above consensus estimates with results driven by strong growth in net new assets, expense growth below its prior target and stable revenue growth. Its TD Ameritrade acquisition closed in October 2020 and management provided positive guidance regarding the acquisition's long-term EPS accretion potential. Major U.S. bank JPMorgan Chase & Co advanced after reporting EPS well ahead of expectations largely attributed to a $611 million reserve release related to its mortgage portfolio. Fee income was strong and the company maintained its Common Equity Tier 1 (CET1) ratio above the required minimum. In December 2020, the Federal Reserve removed share repurchase restrictions on banks and JPMorgan Chase & Co promptly authorized a new $30 billion share repurchase program. The Fund continues to hold the positions.
Nuveen Santa Barbara Global Dividend Growth Fund
The Fund’s Class A Shares at NAV underperformed the MSCI World Index and its Lipper classification for the six-month reporting period ended January 31, 2021.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups.
The Fund seeks capital appreciation by investing in companies with the potential for earnings growth. Secondarily, the strategy has an income component by limiting investments to companies that not only pay dividends, but are committed to growing them. This two part philosophy of earnings growth combined with dividend growth is based on the belief that even growth companies should return capital in the form of dividends. Dividends may be a sign of capital discipline, financial well-being and business sustainability, three hallmarks of a high quality company. The income produced by dividends is a necessary adjunct to a sound capital appreciation strategy because it may limit volatility and potentially become a meaningful contributor to total return over time.
Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. The minimum portion of the Fund’s net assets invested in non-U.S. securities floats based on the portion of the Fund’s benchmark (the MSCI World Index) that is composed of non-U.S. securities. Under normal market conditions, the minimum portion of the Fund’s net assets (plus the amount of any borrowings for investment purposes) invested in non-U.S. securities will be 80% of the MSCI World Index’s non-U.S. assets, calculated on a daily basis. During periods of unfavorable market conditions, the minimum

Portfolio Managers’ Comments (continued)
portion of the Fund’s net assets invested in non-U.S. securities will be reduced to 50% of the MSCI World Index’s non-U.S. assets. The Fund will invest in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.
The risk-on market environment created a challenging reporting period for the Fund’s portfolio given the Fund's broadly diversified approach and the high quality defensive composition. Both stock selection and sector allocation had a negative impact on performance. The information technology sector was the largest detractor to performance due to the portfolio's underweight exposure within the sector and security selection. From a country standpoint, the Fund’s holdings in Canada contributed to performance, while the Fund’s United States and United Kingdom holdings detracted from relative performance.
Individual holdings that detracted from the Fund’s absolute performance included German software company SAP SE, after lowering full-year 2020 guidance and pushing 2023 financial targets to 2025. SAP expects a slower recovery from the COVID-19 crisis with lower demand from customers due to the recent surge in cases and newly imposed lockdowns in many European countries. SAP's Concur business has been hurt by the lack of corporate travel and entertainment as many customers hesitate to spend money on big projects. In addition, information technology holding Fidelity National Information Services Inc. stock declined after reports that the firm had experienced unsuccessful merger discussions with a competitor. Investors were surprised by Fidelity National Information's merger discussions due to a large acquisition in 2019 and management had indicated it would focus on deleveraging and not mergers and acquisitions (M&A). Lastly, Lockheed Martin Corp also detracted from performance. The industrial sector holding and defense company struggled despite reporting earnings and sales above estimates as management provided lower-than-expected guidance for 2021. Lockheed and other defense stocks lagged due to concerns regarding future defense spending under the Biden administration. Lockheed Martin also announced an acquisition of Aeroject Rocketdyne to help bolster its space portfolio and investors reacted with skepticism regarding whether the acquisition would be accretive to Lockheed's earnings and cash flow. The Fund continues to hold the positions.
Specific holdings that contributed to absolute performance included major U.S. bank JPMorgan Chase & Co advanced after reporting earnings per share (EPS) well ahead of expectations largely attributed to a $611 million reserve release related to its mortgage portfolio. Fee income was strong and the firm maintained its Common Equity Tier 1 ratio above the required minimum. After the Federal Reserve removed share repurchase restrictions on banks, JPMorgan Chase & Co authorized a new $30 billion share repurchase program. In addition, information technology sector holding Apple Inc. reported results above expectations due to better-than-expected iPhone and services results. The Mac and its services segments reported all-time record results as both continued to benefit from the work-from-home environment. Apple's first 5G iPhone, the iPhone 12, was released in October 2020 and garnered positive reviews and strong sales. Lastly, diversified technology and manufacturing company Honeywell International Inc. contributed to performance after reporting earnings above consensus estimates. Management offered 2020 guidance that implied the business would continue to improve on a sequential basis. Honeywell's low debt level and ample liquidity helped support management's shareholder friendly initiatives. The Fund continues to hold the positions.
Nuveen Santa Barbara International Dividend Growth Fund
The Fund’s Class A Shares at NAV underperformed the MSCI EAFE Index and its Lipper classification average during the six-month reporting period ended January 31, 2021.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. The Fund’s portfolio focuses on global equity securities of companies that have potential for dividend income and dividend growth in an effort to provide an attractive total return comprised of dividends and long-term capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets in dividend paying equity securities, which include preferred securities. Also, under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies. The Fund’s portfolio is structured with three key elements in mind: maintaining an aggregate dividend yield higher than that of the MSCI EAFE Index, seeking lower volatility than the MSCI EAFE Index and investing in companies with a track record of increasing their dividends.
The risk-on market environment created a challenging reporting period for the Fund’s portfolio given the Fund's broadly diversified approach and the high quality defensive composition. Both stock selection and sector allocation had a negative impact on performance. The information technology sector was the largest detractor to performance due to the portfolio's underweight exposure within the sector and security selection. Given the risk-on environment, the Fund's overweight positions in defensive oriented sectors detracted from relative performance. From a country standpoint, the Fund’s holdings in Switzerland contributed to performance, while the Fund’s United Kingdom and German holdings detracted the most from relative performance.
Individual holdings that detracted from the Fund’s absolute performance included German software company SAP SE, after lowering full-year 2020 guidance and pushing 2023 financial targets to 2025. SAP expects a slower recovery from the COVID-19 crisis with lower demand from customers due to the recent surge in cases and newly imposed lockdowns in many European countries. SAP's Concur business has been hurt by the lack of corporate travel and entertainment as many customers hesitate to spend money on big projects. In addition, personal care and household products maker Reckitt Benckiser Group PLC lagged despite reporting quarterly 2020 results above consensus estimates due to strong demand for health and hygiene products, which gained market share. The stock declined due to concerns that the COVID-19 vaccine would diminish consumer demand for many of the company's personal and household care cleaning products in 2021. Lastly, pharmaceutical holding Sanofi detracted from performance. The French pharmaceutical company missed third quarter 2020 earnings estimates and reported a slight decline in net sales. The Fund continues to hold these positions.
Individual holdings that positively contributed to the Fund’s performance, included the industrials sector holdings ITOCHU Corp. ITOCHU continues to exceed net profit expectation due to cost controls while continuing to focus on next generation businesses, profitability, strategic investments and asset replacements in order to optimize the future product portfolio. The Japanese financial sector holding ORIX Corp also contributed to the Fund's performance. The company is highly levered to the global macro recovery, the vaccine roll out and global fiscal stimulus given the company’s diversified business portfolio that includes aircraft leasing, airport concession management and real estate. In addition, ORIX announced a share repurchase program that was not embedded in market expectations. Lastly, the consumer discretionary sector holding LVMH Moet Hennessy Louis Vuitton SE contributed to performance. The company announced fourth quarter 2020 revenue rose strongly, helping it end the year with higher revenue and earnings. The Fund continues to hold these positions.

Risk Considerations
Nuveen Santa Barbara Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks, such as those held by the fund, are subject to market risk, concentration or sector risk, preferred security risk, and common stock risk. Smaller company stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity.
Nuveen Santa Barbara Global Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.
Nuveen Santa Barbara International Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Retuns as of January 31, 2021*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	3/28/06	9.32%	7.64%	13.20%	11.17%	0.95%
Class A Shares at maximum Offering Price	3/28/06	3.04%	1.46%	11.87%	10.51%	-
S&P 500® Index	-	14.47%	17.25%	16.16%	13.50%	-
Lipper Equity Income Funds Classification Average	-	14.46%	5.66%	10.58%	9.48%	-
Class C Shares	3/28/06	8.90%	6.82%	12.36%	10.34%	1.70%
Class R3 Shares	3/03/09	9.18%	7.36%	12.92%	10.89%	1.20%
Class I Shares	3/28/06	9.44%	7.90%	13.48%	11.45%	0.70%

	Total Returns as of January 31, 2021*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class R6 Shares	3/25/13	9.49%	7.97%	13.57%	11.42%	0.64%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R3 Shares will be converted to Class A Shares at the close of business on June 4, 2021. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Nuveen Santa Barbara Global Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of January 31, 2021*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Gross	Net
Class A Shares at NAV	6/11/12	8.42%	3.36%	9.19%	8.88%	1.69%	1.15%
Class A Shares at maximum Offering Price	6/11/12	2.19%	(2.58)%	7.91%	8.14%	-	-
MSCI World Index	-	16.21%	15.45%	13.36%	11.94%	-	-
Lipper Global Equity Income Funds Classification Average	-	12.40%	3.76%	7.65%	7.97%	-	-
Class C Shares	6/11/12	8.01%	2.57%	8.37%	8.07%	2.44%	1.90%
Class R3 Shares	6/11/12	8.27%	3.06%	8.92%	8.60%	1.94%	1.40%
Class I Shares	6/11/12	8.56%	3.59%	9.46%	9.15%	1.44%	0.90%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R3 Shares will be converted to Class A Shares at the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara International Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of January 31, 2021*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Gross	Net
Class A Shares at NAV	6/11/12	6.19%	(1.83)%	5.09%	5.87%	4.19%	1.15%
Class A Shares at maximum Offering Price	6/11/12	0.08%	(7.48)%	3.85%	5.14%	-	-
MSCI EAFE Index	-	17.58%	8.94%	8.84%	8.13%	-	-
Lipper International Equity Income Funds Classification Average	-	14.59%	3.74%	6.97%	5.63%	-	-
Class C Shares	6/11/12	5.78%	(2.59)%	4.30%	5.07%	4.94%	1.90%
Class R3 Shares	6/11/12	5.99%	(2.10)%	4.82%	5.60%	4.44%	1.40%
Class I Shares	6/11/12	6.31%	(1.58)%	5.35%	6.13%	3.94%	0.90%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R3 Shares will be converted to Class A Shares at the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Holding Summaries    as of January 31, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Santa Barbara Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	97.8%
Investments Purchased with Collateral from Securities Lending	2.0%
Repurchase Agreements	2.1%
Other Assets Less Liabilities	(1.9)%
Net Assets	100%
Portfolio Composition (% of net assets)
Pharmaceuticals	6.0%
IT Services	5.8%
Health Care Providers & Services	5.7%
Communications Equipment	5.5%
Technology Hardware, Storage & Peripherals	5.0%
Software	5.0%
Chemicals	4.6%
Specialty Retail	4.0%
Insurance	3.5%
Capital Markets	3.3%
Equity Real Estate Investment Trust	3.3%
Electric Utilities	3.1%
Oil, Gas & Consumable Fuels	3.0%
Semiconductors & Semiconductor Equipment	3.0%
Media	2.8%
Banks	2.7%
Biotechnology	2.6%
Road & Rail	2.5%
Hotels, Restaurants & Leisure	2.4%
Building Products	2.3%
Aerospace & Defense	2.2%
Other [1]	19.5%
Investments Purchased with Collateral from Securities Lending	2.0%
Repurchase Agreements	2.1%
Other Assets Less Liabilities	(1.9)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Apple Inc	5.0%
Microsoft Corp	5.0%
Lowe's Cos Inc	4.0%
Johnson & Johnson	3.6%
UnitedHealth Group Inc	3.5%
(1)	See Portfolio of Investments for details on "other" Portfolio Composition.

Holding Summaries    as of January 31, 2021 (continued)
Nuveen Santa Barbara Global Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	95.4%
Investments Purchased with Collateral from Securities Lending	1.7%
Repurchase Agreements	4.4%
Other Assets Less Liabilities	(1.5)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	4.3%
Apple Inc	3.3%
JPMorgan Chase & Co	2.8%
Comcast Corp	2.8%
Astellas Pharma Inc	2.6%
Portfolio Composition (% of net assets)
Pharmaceuticals	8.0%
Software	6.8%
Oil, Gas & Consumable Fuels	5.0%
Banks	4.6%
Containers & Packaging	3.8%
Electric Utilities	3.8%
Food Products	3.7%
IT Services	3.7%
Capital Markets	3.4%
Technology Hardware, Storage & Peripherals	3.3%
Communications Equipment	3.1%
Media	2.8%
Wireless Telecommunication Services	2.6%
Health Care Providers & Services	2.4%
Semiconductors & Semiconductor Equipment	2.4%
Specialty Retail	2.3%
Industrial Conglomerates	2.2%
Insurance	2.2%
Biotechnology	2.2%
Diversified Telecommunication Services	2.1%
Trading Companies & Distributors	2.1%
Road & Rail	2.0%
Personal Products	2.0%
Other [1]	18.9%
Investments Purchased with Collateral from Securities Lending	1.7%
Repurchase Agreements	4.4%
Other Assets Less Liabilities	(1.5)%
Net Assets	100%
Country Allocation (% of net assets)
United States	63.5%
Japan	8.0%
United Kingdom	7.2%
France	6.2%
Canada	4.7%
Hong Kong	3.2%
Germany	2.4%
Australia	2.4%
Switzerland	2.1%
Italy	1.8%
Other Assets Less Liabilities	(1.5)%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Nuveen Santa Barbara International Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	99.1%
Repurchase Agreements	3.3%
Other Assets Less Liabilities	(2.4)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Koninklijke DSM NV	5.2%
ITOCHU Corp	5.2%
Linde PLC	4.9%
Macquarie Group Ltd	4.2%
Novo Nordisk A/S	4.1%
Portfolio Composition (% of net assets)
Pharmaceuticals	11.4%
Chemicals	10.1%
Oil, Gas & Consumable Fuels	5.7%
Wireless Telecommunication Services	5.6%
Food Products	5.6%
Banks	5.6%
Trading Companies & Distributors	5.2%
Capital Markets	4.2%
Software	3.7%
Containers & Packaging	3.7%
Electric Utilities	3.5%
Diversified Financial Services	3.3%
Textiles, Apparel & Luxury Goods	3.3%
Real Estate Management & Development	3.3%
Gas Utilities	3.0%
Diversified Telecommunication Services	3.0%
Other [1]	18.9%
Repurchase Agreements	3.3%
Other Assets Less Liabilities	(2.4)%
Net Assets	100%
Country Allocation[2] (% of net assets)
United Kingdom	20.8%
Japan	16.5%
France	12.8%
Canada	8.9%
United States	7.0%
Hong Kong	5.8%
Netherlands	5.3%
Australia	4.2%
Denmark	4.1%
Germany	3.7%
Other	13.3%
Other Assets Less Liabilities	(2.4)%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
2	Includes 2.2% (as a percentage of net assets) in emerging market countries.

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2021.
The beginning of the period is August 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Santa Barbara Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,093.17	$1,089.00	$1,091.80	$1,094.95	$1,094.36
Expenses Incurred During the Period	$ 4.96	$ 8.90	$ 6.27	$ 3.33	$ 3.64
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.47	$1,016.69	$1,019.21	$1,022.03	$1,021.73
Expenses Incurred During the Period	$ 4.79	$ 8.59	$ 6.06	$ 3.21	$ 3.52
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.94%, 1.69%, 1.19%, 0.63% and 0.69% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Santa Barbara Global Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,084.24	$1,080.15	$1,082.74	$1,085.60
Expenses Incurred During the Period	$ 6.04	$ 9.96	$ 7.35	$ 4.73
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.41	$1,015.63	$1,018.15	$1,020.67
Expenses Incurred During the Period	$ 5.85	$ 9.65	$ 7.12	$ 4.58
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen Santa Barbara International Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,061.87	$1,057.83	$1,059.94	$1,063.11
Expenses Incurred During the Period	$ 5.92	$ 9.86	$ 7.22	$ 4.63
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.46	$1,015.63	$1,018.20	$1,020.72
Expenses Incurred During the Period	$ 5.80	$ 9.65	$ 7.07	$ 4.53
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.14%, 1.90%, 1.39% and 0.89% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Santa Barbara Dividend Growth Fund
Portfolio of Investments    January 31, 2021
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.8%
	COMMON STOCKS – 97.8%
	Aerospace & Defense – 2.2%
401,830	Lockheed Martin Corp	$ 129,316,931
	Banks – 2.7%
1,214,760	JPMorgan Chase & Co	156,303,169
	Beverages – 2.2%
927,925	PepsiCo Inc	126,726,717
	Biotechnology – 2.6%
1,472,517	AbbVie Inc	150,903,542
	Building Products – 2.3%
953,038	Trane Technologies PLC	136,617,997
	Capital Markets – 3.3%
2,272,221	Charles Schwab Corp	117,110,270
411,084	CME Group Inc	74,710,406
	Total Capital Markets	191,820,676
	Chemicals – 4.6%
1,009,878	International Flavors & Fragrances Inc, (2)	113,490,090
617,288	Linde PLC	151,482,475
	Total Chemicals	264,972,565
	Communications Equipment – 5.5%
3,968,122	Cisco Systems Inc	176,898,879
869,756	Motorola Solutions Inc	145,727,618
	Total Communications Equipment	322,626,497
	Consumer Finance – 2.0%
1,003,268	American Express Co	116,639,938
	Containers & Packaging – 1.5%
646,377	Packaging Corp of America	86,911,851
	Diversified Telecommunication Services – 2.0%
4,106,922	AT&T Inc	117,581,177
	Electric Utilities – 3.1%
2,210,095	NextEra Energy Inc	178,730,383

Shares	Description (1)	Value
	Equity Real Estate Investment Trust – 3.3%
1,648,319	CyrusOne Inc	$120,244,871
1,751,424	Duke Realty Corp	69,286,333
	Total Equity Real Estate Investment Trust	189,531,204
	Food Products – 1.9%
2,009,176	Mondelez International Inc	111,388,717
	Health Care Equipment & Supplies – 2.1%
1,103,728	Medtronic PLC	122,878,038
	Health Care Providers & Services – 5.7%
419,014	Anthem Inc	124,438,778
619,933	UnitedHealth Group Inc	206,797,250
	Total Health Care Providers & Services	331,236,028
	Hotels, Restaurants & Leisure – 2.4%
675,105	McDonald's Corp	140,313,823
	Household Products – 1.8%
1,372,057	Colgate-Palmolive Co	107,020,446
	Industrial Conglomerates – 2.0%
590,850	Honeywell International Inc	115,434,365
	Insurance – 3.5%
671,489	Chubb Ltd	97,815,802
959,648	Marsh & McLennan Cos Inc	105,474,912
	Total Insurance	203,290,714
	IT Services – 5.8%
760,046	Accenture PLC	183,870,328
1,234,588	Fidelity National Information Services Inc	152,422,235
	Total IT Services	336,292,563
	Media – 2.8%
3,253,014	Comcast Corp	161,251,904
	Multi-Utilities – 1.9%
1,267,632	WEC Energy Group Inc	112,692,485
	Oil, Gas & Consumable Fuels – 3.0%
1,086,544	Chevron Corp	92,573,549
1,250,451	Phillips 66	84,780,578
	Total Oil, Gas & Consumable Fuels	177,354,127
	Pharmaceuticals – 6.0%
1,286,137	Johnson & Johnson	209,807,529
1,839,983	Merck & Co Inc	141,807,490
	Total Pharmaceuticals	351,615,019

Nuveen Santa Barbara Dividend Growth Fund (continued)
Portfolio of Investments    January 31, 2021
(Unaudited)
Shares	Description (1)	Value
	Road & Rail – 2.5%
732,286	Union Pacific Corp	$ 144,604,516
	Semiconductors & Semiconductor Equipment – 3.0%
1,053,492	Texas Instruments Inc	174,553,089
	Software – 5.0%
1,243,833	Microsoft Corp	288,519,503
	Specialty Retail – 4.0%
1,383,946	Lowe's Cos Inc	230,911,390
	Technology Hardware, Storage & Peripherals – 5.0%
2,216,760	Apple Inc	292,523,650
	Tobacco – 2.1%
1,533,322	Philip Morris International Inc	122,129,097
	Total Long-Term Investments (cost $4,328,548,722)	5,692,692,121

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 2.0%
	MONEY MARKET FUNDS – 2.0%
117,480,972	State Street Navigator Securities Lending Government Money Market Portfolio, (3)	0.060% (4)	$ 117,480,972
	Total Investments Purchased with Collateral from Securities Lending (cost $117,480,972)		117,480,972

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.1%
	REPURCHASE AGREEMENTS – 2.1%
$ 122,651	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/21, repurchase price $122,651,159, collateralized by $35,926,100, U.S. Treasury Notes, 0.500%, due 5/31/27, value $35,627,309; $91,025,500, U.S. Treasury Notes, 0.375%, due 7/31/27, value $89,476,940	0.000%	2/01/21	$ 122,651,159
	Total Short-Term Investments (cost $122,651,159)			122,651,159
	Total Investments (cost $4,568,680,853) – 101.9%			5,932,824,252
	Other Assets Less Liabilities – (1.9)%			(110,435,186)
	Net Assets – 100%			$ 5,822,389,066
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $112,355,164.
(3)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
(4)	The rate shown is the one-day yield as of the end of the reporting period.
See accompanying notes to financial statements.

Nuveen Santa Barbara Global Dividend Growth Fund
Portfolio of Investments    January 31, 2021
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 95.4%
	COMMON STOCKS – 95.4%
	Aerospace & Defense – 1.7%
990	Lockheed Martin Corp	$ 318,602
	Banks – 4.6%
4,111	JPMorgan Chase & Co	528,962
5,907	Toronto-Dominion Bank	334,719
	Total Banks	863,681
	Beverages – 1.8%
2,522	PepsiCo Inc	344,429
	Biotechnology – 2.2%
3,976	AbbVie Inc	407,460
	Capital Markets – 3.4%
3,777	Charles Schwab Corp	194,667
4,407	Macquarie Group Ltd, (2)	439,503
	Total Capital Markets	634,170
	Chemicals – 1.6%
2,695	International Flavors & Fragrances Inc, (3)	302,864
	Communications Equipment – 3.1%
7,221	Cisco Systems Inc	321,912
1,560	Motorola Solutions Inc	261,378
	Total Communications Equipment	583,290
	Consumer Finance – 1.6%
2,615	American Express Co	304,020
	Containers & Packaging – 3.8%
37,961	Amcor PLC, (2)	414,289
2,196	Packaging Corp of America	295,274
	Total Containers & Packaging	709,563
	Diversified Financial Services – 1.2%
13,800	ORIX Corp, (2)	221,433
	Diversified Telecommunication Services – 2.1%
7,292	AT&T Inc	208,770
143,487	HKT Trust & HKT Ltd, (2)	188,854
	Total Diversified Telecommunication Services	397,624

Nuveen Santa Barbara Global Dividend Growth Fund (continued)
Portfolio of Investments    January 31, 2021
(Unaudited)
Shares	Description (1)	Value
	Electric Utilities – 3.8%
5,012	NextEra Energy Inc	$405,321
14,971	SSE PLC, (2)	303,266
	Total Electric Utilities	708,587
	Electronic Equipment, Instruments & Components – 0.6%
8,700	Alps Alpine Co Ltd, (2)	116,264
	Equity Real Estate Investment Trust – 1.4%
3,596	CyrusOne Inc	262,328
	Food Products – 3.7%
4,556	Danone SA, (2)	302,967
3,558	Nestle SA, (2)	398,840
	Total Food Products	701,807
	Gas Utilities – 1.8%
65,850	Snam SpA, (2)	345,298
	Health Care Providers & Services – 2.4%
1,364	UnitedHealth Group Inc	455,003
	Hotels, Restaurants & Leisure – 1.5%
4,855	Restaurant Brands International Inc	280,043
	Household Products – 1.4%
3,102	Reckitt Benckiser Group PLC, (2)	262,983
	Industrial Conglomerates – 2.2%
2,116	Honeywell International Inc	413,403
	Insurance – 2.2%
34,200	AIA Group Ltd, (2)	412,341
	IT Services – 3.7%
1,464	Accenture PLC	354,171
2,789	Fidelity National Information Services Inc	344,330
	Total IT Services	698,501
	Media – 2.8%
10,516	Comcast Corp	521,278
	Oil, Gas & Consumable Fuels – 5.0%
2,670	Chevron Corp	227,484
7,648	Enbridge Inc	256,937
2,995	Phillips 66	203,061
6,039	TOTAL SE, (2)	254,534
	Total Oil, Gas & Consumable Fuels	942,016

Shares	Description (1)	Value
	Personal Products – 2.0%
6,355	Unilever PLC, (2)	$ 370,212
	Pharmaceuticals – 8.0%
29,600	Astellas Pharma Inc, (2)	480,468
2,331	Johnson & Johnson	380,256
3,458	Merck & Co Inc	266,508
3,917	Sanofi, (2)	368,387
	Total Pharmaceuticals	1,495,619
	Professional Services – 1.2%
6,234	Experian PLC, (2)	217,895
	Road & Rail – 2.0%
1,897	Union Pacific Corp	374,601
	Semiconductors & Semiconductor Equipment – 2.4%
2,659	Texas Instruments Inc	440,570
	Software – 6.8%
3,518	Microsoft Corp	816,035
3,548	SAP SE, (2)	450,199
	Total Software	1,266,234
	Specialty Retail – 2.3%
2,545	Lowe's Cos Inc	424,633
	Technology Hardware, Storage & Peripherals – 3.3%
4,651	Apple Inc	613,746
	Textiles, Apparel & Luxury Goods – 1.2%
379	LVMH Moet Hennessy Louis Vuitton SE, (2)	229,141
	Tobacco – 1.9%
4,412	Philip Morris International Inc	351,416
	Trading Companies & Distributors – 2.1%
13,525	ITOCHU Corp, (2)	387,342
	Wireless Telecommunication Services – 2.6%
10,100	KDDI Corp, (2)	296,866
113,536	Vodafone Group PLC, (2)	193,891
	Total Wireless Telecommunication Services	490,757
	Total Long-Term Investments (cost $12,909,912)	17,869,154

Nuveen Santa Barbara Global Dividend Growth Fund (continued)
Portfolio of Investments    January 31, 2021
(Unaudited)
Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.7%
	MONEY MARKET FUNDS – 1.7%
313,509	State Street Navigator Securities Lending Government Money Market Portfolio, (4)	0.060% (5)	$ 313,509
	Total Investments Purchased with Collateral from Securities Lending (cost $313,509)		313,509

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 4.4%
	REPURCHASE AGREEMENTS – 4.4%
$ 817	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/21, repurchase price $817,339, collateralized by $753,200, U.S. Treasury Notes, 2.250%, due 11/15/27, value $833,708	0.000%	2/01/21	$ 817,339
	Total Short-Term Investments (cost $817,339)			817,339
	Total Investments (cost $14,040,760) – 101.5%			19,000,002
	Other Assets Less Liabilities – (1.5)%			(274,753)
	Net Assets – 100%			$ 18,725,249
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $299,830.
(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
(5)	The rate shown is the one-day yield as of the end of the reporting period.
See accompanying notes to financial statements.

Nuveen Santa Barbara International Dividend Growth Fund
Portfolio of Investments    January 31, 2021
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.1%
	COMMON STOCKS – 99.1%
	Aerospace & Defense – 2.4%
17,191	BAE Systems PLC, (2)	$ 108,470
	Banks – 5.6%
33,446	BOC Hong Kong Holdings Ltd, (2)	99,736
2,754	Toronto-Dominion Bank	156,055
	Total Banks	255,791
	Biotechnology – 2.1%
5,508	Grifols SA, (2)	97,622
	Capital Markets – 4.2%
1,958	Macquarie Group Ltd, (2)	195,268
	Chemicals – 10.1%
1,381	Koninklijke DSM NV, (2)	241,417
925	Linde PLC, (2)	225,865
	Total Chemicals	467,282
	Containers & Packaging – 3.7%
15,561	Amcor PLC, (2)	169,825
	Diversified Financial Services – 3.3%
9,500	ORIX Corp, (2)	152,436
	Diversified Telecommunication Services – 3.0%
104,400	HKT Trust & HKT Ltd, (2)	137,409
	Electric Utilities – 3.5%
7,966	SSE PLC, (2)	161,367
	Electronic Equipment, Instruments & Components – 1.5%
5,100	Alps Alpine Co Ltd, (2)	68,154
	Food Products – 5.6%
1,954	Danone SA, (2)	129,938
1,143	Nestle SA, (2)	128,127
	Total Food Products	258,065
	Gas Utilities – 3.0%
26,769	Snam SpA, (2)	140,369

Nuveen Santa Barbara International Dividend Growth Fund (continued)
Portfolio of Investments    January 31, 2021
(Unaudited)
Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 2.6%
2,081	Restaurant Brands International Inc	$ 120,035
	Household Products – 2.5%
1,378	Reckitt Benckiser Group PLC, (2)	116,825
	Insurance – 2.8%
10,800	AIA Group Ltd, (2)	130,213
	Oil, Gas & Consumable Fuels – 5.7%
3,920	Enbridge Inc	131,694
3,076	TOTAL SE, (2)	129,648
	Total Oil, Gas & Consumable Fuels	261,342
	Personal Products – 2.6%
2,018	Unilever PLC, (2)	117,559
	Pharmaceuticals – 11.4%
9,800	Astellas Pharma Inc, (2)	159,074
2,711	Novo Nordisk A/S, (2)	188,870
1,886	Sanofi, (2)	177,375
	Total Pharmaceuticals	525,319
	Professional Services – 2.4%
3,222	Experian PLC, (2)	112,617
	Real Estate Management & Development – 3.3%
62,236	CapitaLand Ltd, (2)	149,594
	Software – 3.7%
1,358	SAP SE, (2)	172,314
	Textiles, Apparel & Luxury Goods – 3.3%
252	LVMH Moet Hennessy Louis Vuitton SE, (2)	152,358
	Trading Companies & Distributors – 5.2%
8,300	ITOCHU Corp, (2)	237,703
	Wireless Telecommunication Services – 5.6%
4,800	KDDI Corp, (2)	141,085
69,002	Vodafone Group PLC, (2)	117,838
	Total Wireless Telecommunication Services	258,923
	Total Long-Term Investments (cost $3,487,307)	4,566,860

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.3%
	REPURCHASE AGREEMENTS – 3.3%
$ 152	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/21, repurchase price $152,265, collateralized by $156,700, U.S. Treasury Notes, 0.500%, due 5/31/27, value $155,397	0.000%	2/01/21	$ 152,265
	Total Short-Term Investments (cost $152,265)			152,265
	Total Investments (cost $3,639,572) – 102.4%			4,719,125
	Other Assets Less Liabilities – (2.4)%			(108,700)
	Net Assets – 100%			$ 4,610,425
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
January 31, 2021
(Unaudited)
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Assets
Long-term investments, at value (cost $4,328,548,722, $12,909,912 and $3,487,307, respectively)(1)	$5,692,692,121	$17,869,154	$4,566,860
Investment purchased with collateral from securities lending, at value (cost approximates value)	117,480,972	313,509	—
Short-term investments, at value (cost approximates value)	122,651,159	817,339	152,265
Receivable for:
Dividends	9,198,272	35,527	8,466
From Adviser	—	2,351	14,781
Reclaims	90,760	7,877	3,246
Shares sold	9,409,812	18,983	—
Other assets	1,225,521	23,019	34,816
Total assets	5,952,748,617	19,087,759	4,780,434
Liabilities
Payable for:
Collateral from securities lending program	117,480,972	313,509	—
Shares redeemed	7,747,017	—	100,153
Accrued expenses:
Custodian fees	169,704	27,666	56,482
Management fees	3,002,352	—	—
Professional fees	25,096	9,791	9,501
Trustees fees	318,377	170	40
12b-1 distribution and service fees	434,613	2,942	654
Other	1,181,420	8,432	3,179
Total liabilities	130,359,551	362,510	170,009
Net assets	$5,822,389,066	$18,725,249	$4,610,425

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class A Shares
Net assets	$ 668,452,005	$ 6,389,118	$1,584,191
Shares outstanding	14,668,015	218,916	60,453
Net asset value ("NAV") per share	$ 45.57	$ 29.19	$ 26.21
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 48.35	$ 30.97	$ 27.81
Class C Shares
Net assets	$ 316,498,205	$ 1,602,158	$ 276,304
Shares outstanding	6,953,011	55,081	10,674
NAV and offering price per share	$ 45.52	$ 29.09	$ 25.89
Class R3 Shares
Net assets	$ 9,310,618	$ 215,899	$ 65,255
Shares outstanding	202,595	7,417	2,500
NAV and offering price per share	$ 45.96	$ 29.11	$ 26.10
Class R6 Shares
Net assets	$2,827,308,017	$ —	$ —
Shares outstanding	61,423,567	—	—
NAV and offering price per share	$ 46.03	$ —	$ —
Class I Shares
Net assets	$2,000,820,221	$10,518,074	$2,684,675
Shares outstanding	43,952,911	360,509	102,329
NAV and offering price per share	$ 45.52	$ 29.18	$ 26.24
Fund level net assets consist of:
Capital paid-in	$4,438,021,208	$13,462,461	$3,945,417
Total distributable earnings	1,384,367,858	5,262,788	665,008
Fund level net assets	$5,822,389,066	$18,725,249	$4,610,425
Authorized shares - per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01

(1)	Includes securities loaned of $112,355,164 and $299,830 for Santa Barbara Dividend Growth and Santa Barbara Global Dividend Growth, respectively.
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended January 31, 2021
(Unaudited)
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Investment Income
Dividends	$ 50,953,671	$ 256,157	$ 62,667
Securities lending income	1,073,020	2,869	34
Foreign tax withheld on dividend income	—	(8,774)	(4,951)
Total investment income	52,026,691	250,252	57,750
Expenses
Management fees	13,084,067	69,954	16,934
12b-1 service fees - Class A Shares	820,189	7,821	2,131
12b-1 distribution and service fees - Class C Shares	1,666,088	8,978	1,693
12b-1 distribution and service fees - Class R3 Shares	25,353	529	161
Shareholder servicing agent fees	867,633	7,298	2,245
Custodian fees	99,640	16,617	36,037
Professional fees	111,045	21,884	20,996
Trustees fees	58,735	261	62
Shareholder reporting expenses	161,049	7,678	6,888
Federal and state registration fees	315,649	31,758	30,898
Other	24,507	2,222	2,022
Total expenses before fee waiver/expense reimbursement	17,233,955	175,000	120,067
Fee waiver/expense reimbursement	—	(68,913)	(94,655)
Net expenses	17,233,955	106,087	25,412
Net investment income (loss)	34,792,736	144,165	32,338
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	19,109,396	685,706	109,163
Change in net unrealized appreciation (depreciation) of investments and foreign currency	323,977,869	803,978	143,583
Net realized and unrealized gain (loss)	343,087,265	1,489,684	252,746
Net increase (decrease) in net assets from operations	$377,880,001	$1,633,849	$285,084
See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
	Santa Barbara Dividend Growth		Santa Barbara Global Dividend Growth
	Six Months Ended 1/31/21	Year Ended 7/31/20	Six Months Ended 1/31/21	Year Ended 7/31/20
Operations
Net investment income (loss)	$ 34,792,736	$ 43,617,502	$ 144,165	$ 374,079
Net realized gain (loss) from investments and foreign currency	19,109,396	268,808,922	685,706	(244,598)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	323,977,869	(129,819,815)	803,978	(3,029)
Net increase (decrease) in net assets from operations	377,880,001	182,606,609	1,633,849	126,452
Distributions to Shareholders
Dividends:
Class A Shares	(25,331,592)	(45,355,921)	(51,096)	(178,866)
Class C Shares	(11,427,720)	(34,677,878)	(8,648)	(44,571)
Class R3 Shares	(354,113)	(1,305,216)	(1,497)	(3,160)
Class R6 Shares	(89,981,925)	(5,703,332)	—	—
Class I Shares	(80,235,166)	(169,001,496)	(109,823)	(364,662)
Decrease in net assets from distributions to shareholders	(207,330,516)	(256,043,843)	(171,064)	(591,259)
Fund Share Transactions
Proceeds from sale of shares	2,971,358,080	807,879,918	1,433,284	6,318,637
Proceeds from shares issued to shareholders due to reinvestment of distributions	161,581,010	157,044,267	158,004	553,132
	3,132,939,090	964,924,185	1,591,288	6,871,769
Cost of shares redeemed	(415,568,675)	(1,127,611,280)	(3,835,037)	(9,705,432)
Net increase (decrease) in net assets from Fund share transactions	2,717,370,415	(162,687,095)	(2,243,749)	(2,833,663)
Net increase (decrease) in net assets	2,887,919,900	(236,124,329)	(780,964)	(3,298,470)
Net assets at the beginning of period	2,934,469,166	3,170,593,495	19,506,213	22,804,683
Net assets at the end of period	$5,822,389,066	$ 2,934,469,166	$18,725,249	$19,506,213

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)
	Santa Barbara International Dividend Growth
	Six Months Ended 1/31/21	Year Ended 7/31/20
Operations
Net investment income (loss)	$ 32,338	$ 96,972
Net realized gain (loss) from investments and foreign currency	109,163	(93,052)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	143,583	(34,864)
Net increase (decrease) in net assets from operations	285,084	(30,944)
Distributions to Shareholders
Dividends:
Class A Shares	(16,021)	(29,539)
Class C Shares	(2,051)	(3,839)
Class R3 Shares	(539)	(744)
Class R6 Shares	—	—
Class I Shares	(28,962)	(36,250)
Decrease in net assets from distributions to shareholders	(47,573)	(70,372)
Fund Share Transactions
Proceeds from sale of shares	29,551	1,690,275
Proceeds from shares issued to shareholders due to reinvestment of distributions	33,702	49,138
	63,253	1,739,413
Cost of shares redeemed	(548,374)	(1,867,329)
Net increase (decrease) in net assets from Fund share transactions	(485,121)	(127,916)
Net increase (decrease) in net assets	(247,610)	(229,232)
Net assets at the beginning of period	4,858,035	5,087,267
Net assets at the end of period	$4,610,425	$ 4,858,035
See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights
(Unaudited)
Santa Barbara Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/06)
2021(e)	$43.32	$0.32	$3.73	$4.05	$(0.28)	$(1.52)	$(1.80)	$45.57
2020	44.21	0.61	2.28	2.89	(0.67)	(3.11)	(3.78)	43.32
2019	42.61	0.65	3.49	4.14	(0.60)	(1.94)	(2.54)	44.21
2018	38.84	0.58	4.98	5.56	(0.56)	(1.23)	(1.79)	42.61
2017	35.52	0.58	3.30	3.88	(0.56)	—	(0.56)	38.84
2016	36.39	0.53	0.55	1.08	(0.53)	(1.42)	(1.95)	35.52
Class C (03/06)
2021(e)	43.28	0.15	3.72	3.87	(0.11)	(1.52)	(1.63)	45.52
2020	44.16	0.29	2.29	2.58	(0.35)	(3.11)	(3.46)	43.28
2019	42.53	0.34	3.49	3.83	(0.26)	(1.94)	(2.20)	44.16
2018	38.77	0.27	4.98	5.25	(0.26)	(1.23)	(1.49)	42.53
2017	35.46	0.30	3.30	3.60	(0.29)	—	(0.29)	38.77
2016	36.33	0.27	0.55	0.82	(0.27)	(1.42)	(1.69)	35.46
Class R3 (03/09)
2021(e)	43.68	0.27	3.75	4.02	(0.22)	(1.52)	(1.74)	45.96
2020	44.55	0.51	2.30	2.81	(0.57)	(3.11)	(3.68)	43.68
2019	42.89	0.55	3.52	4.07	(0.47)	(1.94)	(2.41)	44.55
2018	39.09	0.48	5.02	5.50	(0.47)	(1.23)	(1.70)	42.89
2017	35.79	0.49	3.33	3.82	(0.52)	—	(0.52)	39.09
2016	36.65	0.44	0.57	1.01	(0.45)	(1.42)	(1.87)	35.79
Class R6 (03/13)
2021(e)	43.74	0.42	3.74	4.16	(0.35)	(1.52)	(1.87)	46.03
2020	44.62	0.75	2.30	3.05	(0.82)	(3.11)	(3.93)	43.74
2019	43.03	0.78	3.54	4.32	(0.79)	(1.94)	(2.73)	44.62
2018	39.19	0.70	5.04	5.74	(0.67)	(1.23)	(1.90)	43.03
2017	35.81	0.70	3.34	4.04	(0.66)	—	(0.66)	39.19
2016	36.64	0.64	0.57	1.21	(0.62)	(1.42)	(2.04)	35.81
Class I (03/06)
2021(e)	43.28	0.38	3.71	4.09	(0.33)	(1.52)	(1.85)	45.52
2020	44.17	0.72	2.28	3.00	(0.78)	(3.11)	(3.89)	43.28
2019	42.64	0.75	3.49	4.24	(0.77)	(1.94)	(2.71)	44.17
2018	38.87	0.68	4.99	5.67	(0.67)	(1.23)	(1.90)	42.64
2017	35.54	0.66	3.32	3.98	(0.65)	—	(0.65)	38.87
2016	36.41	0.61	0.55	1.16	(0.61)	(1.42)	(2.03)	35.54

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

9.32%	$ 668,452	0.94%*	1.41%*	4%
6.54	624,209	0.95	1.42	25
10.29	497,332	0.96	1.57	31
14.56	464,170	0.96	1.42	28
11.04	449,109	0.97	1.61	22
3.47	667,299	0.99	1.57	28

8.90	316,498	1.69*	0.66*	4
5.75	328,375	1.70	0.67	25
9.46	499,839	1.71	0.82	31
13.70	491,639	1.71	0.67	28
10.21	507,089	1.72	0.83	22
2.69	556,889	1.74	0.81	28

9.18	9,311	1.19*	1.15*	4
6.27	10,852	1.20	1.16	25
10.01	19,831	1.21	1.32	31
14.27	23,080	1.21	1.17	28
10.77	22,881	1.22	1.33	22
3.22	21,662	1.24	1.30	28

9.49	2,827,308	0.63*	1.78*	4
6.86	69,249	0.64	1.73	25
10.66	80,768	0.65	1.88	31
14.91	64,717	0.64	1.69	28
11.41	26,984	0.65	1.91	22
3.80	35,219	0.66	1.89	28

9.44	2,000,820	0.69*	1.66*	4
6.82	1,901,783	0.70	1.67	25
10.57	2,072,824	0.71	1.82	31
14.84	2,131,227	0.71	1.66	28
11.34	1,853,930	0.72	1.81	22
3.73	1,483,520	0.74	1.82	28
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2021.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Santa Barbara Global Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/12)
2021(e)	$27.15	$0.20	$ 2.08	$ 2.28	$(0.24)	$ —	$(0.24)	$29.19
2020	27.29	0.44	0.13	0.57	(0.44)	(0.27)	(0.71)	27.15
2019	27.81	0.52	0.10	0.62	(0.56)	(0.58)	(1.14)	27.29
2018	28.67	0.48	2.34	2.82	(0.43)	(3.25)	(3.68)	27.81
2017	26.65	0.51	2.53	3.04	(0.99)	(0.03)	(1.02)	28.67
2016	26.90	0.43	(0.31)	0.12	(0.37)	—	(0.37)	26.65
Class C (06/12)
2021(e)	27.06	0.09	2.07	2.16	(0.13)	—	(0.13)	29.09
2020	27.20	0.23	0.14	0.37	(0.24)	(0.27)	(0.51)	27.06
2019	27.73	0.31	0.10	0.41	(0.36)	(0.58)	(0.94)	27.20
2018	28.59	0.26	2.35	2.61	(0.22)	(3.25)	(3.47)	27.73
2017	26.57	0.32	2.51	2.83	(0.78)	(0.03)	(0.81)	28.59
2016	26.87	0.25	(0.33)	(0.08)	(0.22)	—	(0.22)	26.57
Class R3 (06/12)
2021(e)	27.08	0.16	2.07	2.23	(0.20)	—	(0.20)	29.11
2020	27.22	0.42	0.08	0.50	(0.37)	(0.27)	(0.64)	27.08
2019	27.74	0.45	0.10	0.55	(0.49)	(0.58)	(1.07)	27.22
2018	28.61	0.40	2.34	2.74	(0.36)	(3.25)	(3.61)	27.74
2017	26.62	0.45	2.52	2.97	(0.95)	(0.03)	(0.98)	28.61
2016	26.89	0.37	(0.32)	0.05	(0.32)	—	(0.32)	26.62
Class I (06/12)
2021(e)	27.14	0.23	2.08	2.31	(0.27)	—	(0.27)	29.18
2020	27.28	0.51	0.13	0.64	(0.51)	(0.27)	(0.78)	27.14
2019	27.81	0.58	0.10	0.68	(0.63)	(0.58)	(1.21)	27.28
2018	28.67	0.53	2.36	2.89	(0.50)	(3.25)	(3.75)	27.81
2017	26.65	0.60	2.50	3.10	(1.05)	(0.03)	(1.08)	28.67
2016	26.91	0.55	(0.38)	0.17	(0.43)	—	(0.43)	26.65

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

8.42%	$ 6,389	1.84%*	0.68%*	1.15%*	1.38%*	6%
2.14	5,888	1.69	1.07	1.15	1.61	33
2.58	7,444	1.77	1.33	1.15	1.94	22
10.35	8,961	1.88	0.99	1.15	1.73	48
11.55	6,188	1.25	1.78	1.15	1.88	33
0.51	6,861	1.81	1.16	1.27	1.71	19

8.01	1,602	2.59*	(0.05)*	1.90*	0.65*	6
1.32	1,934	2.44	0.33	1.90	0.87	33
1.81	2,566	2.52	0.54	1.90	1.17	22
9.55	3,278	2.63	0.20	1.90	0.93	48
10.75	2,856	2.00	1.08	1.90	1.18	33
(0.25)	2,116	2.55	0.47	2.02	1.00	19

8.27	216	2.09*	0.44*	1.40*	1.13*	6
1.85	195	1.94	1.01	1.40	1.55	33
2.36	113	2.02	1.07	1.40	1.69	22
10.06	108	2.13	0.69	1.40	1.42	48
11.30	100	1.50	1.57	1.40	1.67	33
0.24	80	2.07	0.91	1.52	1.46	19

8.56	10,518	1.59*	0.93*	0.90*	1.63*	6
2.37	11,488	1.44	1.37	0.90	1.91	33
2.84	12,682	1.52	1.57	0.90	2.19	22
10.63	10,049	1.61	1.19	0.90	1.90	48
11.83	8,813	1.01	2.09	0.90	2.20	33
0.73	53,796	1.13	2.04	1.01	2.16	19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2021.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Santa Barbara International Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (06/12)
2021(e)	$24.93	$0.16	$ 1.37	$ 1.53	$(0.25)	$ —	$ —	$(0.25)	$26.21
2020	25.85	0.46	(1.02)	(0.56)	(0.36)	—	—	(0.36)	24.93
2019	27.30	0.62	(1.05)	(0.43)	(0.90)	—	(0.12)	(1.02)	25.85
2018	26.90	0.59	0.45	1.04	(0.64)	—	—	(0.64)	27.30
2017	24.85	0.73	2.10	2.83	(0.78)	—	—	(0.78)	26.90
2016	26.35	0.51	(1.55)	(1.04)	(0.46)	—	—	(0.46)	24.85
Class C (06/12)
2021(e)	24.66	0.07	1.33	1.40	(0.17)	—	—	(0.17)	25.89
2020	25.60	0.30	(1.04)	(0.74)	(0.20)	—	—	(0.20)	24.66
2019	27.02	0.37	(0.97)	(0.60)	(0.70)	—	(0.12)	(0.82)	25.60
2018	26.67	0.42	0.40	0.82	(0.47)	—	—	(0.47)	27.02
2017	24.64	0.58	2.04	2.62	(0.59)	—	—	(0.59)	26.67
2016	26.18	0.30	(1.52)	(1.22)	(0.32)	—	—	(0.32)	24.64
Class R3 (06/12)
2021(e)	24.84	0.13	1.35	1.48	(0.22)	—	—	(0.22)	26.10
2020	25.76	0.42	(1.04)	(0.62)	(0.30)	—	—	(0.30)	24.84
2019	27.20	0.52	(1.00)	(0.48)	(0.84)	—	(0.12)	(0.96)	25.76
2018	26.81	0.57	0.40	0.97	(0.58)	—	—	(0.58)	27.20
2017	24.80	0.70	2.06	2.76	(0.75)	—	—	(0.75)	26.81
2016	26.31	0.42	(1.51)	(1.09)	(0.42)	—	—	(0.42)	24.80
Class I (06/12)
2021(e)	24.96	0.20	1.36	1.56	(0.28)	—	—	(0.28)	26.24
2020	25.88	0.57	(1.07)	(0.50)	(0.42)	—	—	(0.42)	24.96
2019	27.33	0.89	(1.25)	(0.36)	(0.97)	—	(0.12)	(1.09)	25.88
2018	26.93	0.71	0.40	1.11	(0.71)	—	—	(0.71)	27.33
2017	24.88	0.89	2.01	2.90	(0.85)	—	—	(0.85)	26.93
2016	26.37	0.47	(1.45)	(0.98)	(0.51)	—	—	(0.51)	24.88

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

6.19%	$1,584	5.09%*	(2.68)%*	1.14%*	1.26%*	7%
(2.12)	1,703	4.19	(1.22)	1.15	1.82	49
(1.56)	2,597	3.29	0.24	1.15	2.39	101
3.92	2,049	3.56	(0.27)	1.15	2.14	31
11.65	2,132	4.53	(0.45)	1.15	2.92	25
(3.87)	1,885	5.61	(2.26)	1.27	2.08	53

5.78	276	5.84*	(3.42)*	1.90*	0.53*	7
(2.89)	456	4.94	(1.84)	1.90	1.20	49
(2.24)	464	4.05	(0.71)	1.90	1.43	101
3.13	636	4.33	(0.88)	1.90	1.55	31
10.81	785	5.19	(0.98)	1.90	2.31	25
(4.60)	580	6.33	(3.06)	2.02	1.25	53

5.99	65	5.34*	(2.94)*	1.39*	1.01*	7
(2.36)	62	4.44	(1.37)	1.40	1.67	49
(1.79)	64	3.55	(0.14)	1.40	2.01	101
3.66	104	3.83	(0.36)	1.40	2.07	31
11.36	102	4.76	(0.57)	1.40	2.79	25
(4.10)	93	5.96	(2.72)	1.52	1.72	53

6.31	2,685	4.84*	(2.43)*	0.89*	1.51*	7
(1.86)	2,637	3.94	(0.77)	0.90	2.28	49
(1.30)	1,962	3.05	1.24	0.90	3.40	101
4.18	2,330	3.32	0.15	0.90	2.58	31
11.92	2,431	4.14	0.28	0.90	3.52	25
(3.64)	1,310	5.43	(2.47)	1.03	1.93	53

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2021.
*	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Global Dividend Growth Fund (“Santa Barbara Global Dividend Growth”) and Nuveen Santa Barbara International Dividend Growth Fund (“Santa Barbara International Dividend Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Funds is January 31, 2021, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2021 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), is a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Santa Barbara Asset Management, LLC ("Santa Barbara"), an affiliate of Nuveen, under which Santa Barbara manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares, Class R6 Shares and Class I Shares are sold without an upfront sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Foreign Currency Transactions and Translation
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:
Santa Barbara Global Dividend Growth	Value	% of Net Assets
Country:
Japan	$1,502,374	8.0%
United Kingdom	1,348,246	7.2
France	1,155,030	6.2
Canada	871,698	4.7
Hong Kong	601,195	3.2
Germany	450,199	2.4
Australia	439,503	2.4
Switzerland	398,840	2.1
Italy	345,298	1.8
Total non-U.S. securities	$7,112,383	38.0%

Santa Barbara International Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$ 960,541	20.8%
Japan	758,453	16.5
France	589,320	12.8
Canada	407,783	8.9
Hong Kong	267,622	5.8
Netherlands	241,417	5.3
Australia	195,268	4.2
Denmark	188,870	4.1
Germany	172,314	3.7
Other	615,447	13.3
Total non-U.S. securities	$4,397,035	95.4%
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Unaudited) (continued)
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis and includes accretion of discount and amortization of premiums for financial reporting purposes. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds' financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 will become effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.
For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
Santa Barbara Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$5,692,692,121	$ —	$ —	$5,692,692,121
Investments Purchased with Collateral from Securities Lending	117,480,972	—	—	117,480,972
Short-Term Investments:
Repurchase Agreements	—	122,651,159	—	122,651,159
Total	$5,810,173,093	$122,651,159	$ —	$5,932,824,252

Santa Barbara Global Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$11,214,181	$6,654,973**	$ —	$17,869,154
Investments Purchased with Collateral from Securities Lending	313,509	—	—	313,509
Short-Term Investments:
Repurchase Agreements	—	817,339	—	817,339
Total	$11,527,690	$7,472,312	$ —	$19,000,002

Santa Barbara International Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$407,784	$4,159,076**	$ —	$4,566,860
Short-Term Investments:
Repurchase Agreements	—	152,265	—	152,265
Total	$407,784	$4,311,341	$ —	$4,719,125

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.

Notes to Financial Statements (Unaudited) (continued)
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
Santa Barbara Dividend Growth	Fixed Income Clearing Corporation	$122,651,159	$(125,104,249)
Santa Barbara Global Dividend Growth	Fixed Income Clearing Corporation	817,339	(833,708)
Santa Barbara International Dividend Growth	Fixed Income Clearing Corporation	152,265	(155,397)
Securities Lending
Effective August 14, 2020, the Funds may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Fund’s custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by the Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
Santa Barbara Dividend Growth and Santa Barbara Global Dividend Growth were the only Funds to engage in securities lending transactions during the period from August 14, 2020 through the end of the current reporting period. As of the end of the current reporting period, the total value of the loaned securities and the total value of collateral received for Santa Barbara Dividend Growth and Santa Barbara Global Dividend Growth were as follows:
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
Santa Barbera Dividend Growth	Common Stocks	$112,355,164	$117,480,972
Santa Barbera Global Dividend Growth	Common Stocks	299,830	313,509
Investment Transactions
Long-term purchases and sales (excluding securities purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Purchases	$2,648,740,016	$1,047,719	$336,218
Sales	158,049,901	3,677,466	668,227

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 1/31/21		Year Ended 7/31/20
Santa Barbara Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,477,952	$ 67,913,974	5,895,509	$ 254,025,405
Class A – automatic conversion of Class C Shares	402	18,074	4,017	167,863
Class C	472,436	21,574,650	1,577,942	66,595,218
Class R3	9,730	446,780	65,467	2,821,159
Class R6	59,184,147	2,703,488,405	590,916	25,902,644
Class I	3,892,216	177,916,197	10,968,367	458,367,629
Shares issued to shareholders due to reinvestment of distributions:
Class A	349,975	16,078,349	760,205	33,356,612
Class C	178,237	8,185,985	445,872	19,643,362
Class R3	7,094	328,686	24,127	1,070,843
Class R6	1,918,878	89,420,896	106,399	4,701,437
Class I	1,036,743	47,567,094	2,244,481	98,272,013
	68,527,810	3,132,939,090	22,683,302	964,924,185
Shares redeemed:
Class A	(1,568,389)	(70,897,048)	(3,500,382)	(145,999,696)
Class C	(1,284,540)	(58,647,057)	(5,750,235)	(245,801,160)
Class C – automatic conversion to Class A Shares	(403)	(18,074)	(4,023)	(167,863)
Class R3	(62,679)	(2,874,297)	(286,280)	(12,587,497)
Class R6	(1,262,540)	(59,003,259)	(924,316)	(40,812,202)
Class I	(4,921,560)	(224,128,940)	(16,195,581)	(682,242,862)
	(9,100,111)	(415,568,675)	(26,660,817)	(1,127,611,280)
Net increase (decrease)	59,427,699	$2,717,370,415	(3,977,515)	$ (162,687,095)

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 1/31/21		Year Ended 7/31/20
Santa Barbara Global Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	24,929	$ 710,304	92,325	$ 2,565,352
Class A – automatic conversion of Class C Shares	92	2,537	52	1,394
Class C	1,530	43,517	4,447	124,085
Class R3	317	8,885	3,023	75,720
Class I	22,679	668,041	131,490	3,552,086
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,808	50,506	6,479	177,095
Class C	298	8,185	1,555	42,784
Class R3	36	995	58	1,562
Class I	3,520	98,318	12,280	331,691
	55,209	1,591,288	251,709	6,871,769
Shares redeemed:
Class A	(24,823)	(719,657)	(154,758)	(4,229,734)
Class C	(18,140)	(513,709)	(28,801)	(733,334)
Class C – automatic conversion to Class A Shares	(93)	(2,537)	(52)	(1,394)
Class R3	(151)	(4,403)	(31)	(835)
Class I	(89,047)	(2,594,731)	(185,277)	(4,740,135)
	(132,254)	(3,835,037)	(368,919)	(9,705,432)
Net increase (decrease)	(77,045)	$(2,243,749)	(117,210)	$(2,833,663)

	Six Months Ended 1/31/21		Year Ended 7/31/20
Santa Barbara International Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,124	$ 28,441	10,422	$ 275,786
Class C	—	—	1,746	48,383
Class R3	—	—	—	—
Class I	45	1,110	62,043	1,366,106
Shares issued to shareholders due to reinvestment of distributions:
Class A	612	15,170	1,146	27,655
Class C	61	1,474	133	3,151
Class R3	—	—	—	—
Class I	684	17,058	750	18,332
	2,526	63,253	76,240	1,739,413
Shares redeemed:
Class A	(9,569)	(245,941)	(43,736)	(1,043,484)
Class C	(7,893)	(199,206)	(1,499)	(38,549)
Class R3	—	—	—	—
Class I	(4,042)	(103,227)	(32,959)	(785,296)
	(21,504)	(548,374)	(78,194)	(1,867,329)
Net increase (decrease)	(18,978)	$(485,121)	(1,954)	$ (127,916)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of January 31, 2021.
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Tax cost of investments	$4,574,945,217	$14,126,214	$3,815,078
Gross unrealized:
Appreciation	$1,381,431,071	$ 5,346,179	$1,089,652
Depreciation	(23,552,036)	(472,391)	(185,605)
Net unrealized appreciation (depreciation) of investments	$1,357,879,035	$ 4,873,788	$ 904,047
Permanent differences, primarily due to tax equalization, foreign currency transactions, distribution reallocations, and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2020, the Funds’ last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2020, the Funds' last tax year end, were as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Undistributed net ordinary income[1]	$ 2,125,044	$10,083	$3,546
Undistributed net long-term capital gains	177,792,163	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended July 31, 2020 was designated for purposes of the dividends paid deduction as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[1]	$ 47,934,932	$366,930	$70,372
Distributions from net long-term capital gains	208,108,911	224,329	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of July 31, 2020, the Funds' last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Not subject to expiration:
Short-term	$172,122	$ —
Long-term	108,512	336,690
Total	$280,634	$336,690
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. Santa Barbara is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Notes to Financial Statements (Unaudited) (continued)
Average Daily Net Assets	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
For the first $125 million	0.5000%	0.5500%	0.5500%
For the next $125 million	0.4875	0.5375	0.5375
For the next $250 million	0.4750	0.5250	0.5250
For the next $500 million	0.4625	0.5125	0.5125
For the next $1 billion	0.4500	0.5000	0.5000
For the next $3 billion	0.4250	0.4750	0.4750
For the next $2.5 billion	0.4000	0.4500	0.4500
For the next $2.5 billion	0.3875	0.4375	0.4375
For net assets over $10 billion	0.3750	0.4250	0.4250
The annual complex-level fee, payable monthly for each fund, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2021, the complex-level fee rate for each Fund was as follows:
Fund	Complex-Level Fee
Santa Barbara Dividend Growth	0.1562%
Santa Barbara Global Dividend Growth	0.1558%
Santa Barbara International Dividend Growth	0.1558%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitations may be terminated or modified prior to expiration date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of each Fund.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	N/A	N/A	1.25%
Santa Barbara Global Dividend Growth	0.94%	July 31, 2022	N/A
Santa Barbara International Dividend Growth	0.94%	July 31, 2022	N/A
N/A Not Applicable

Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Sales charges collected	$157,763	$3,635	$ —
Paid to financial intermediaries	144,960	3,264	—
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Commission advances	$204,783	$114	$ —
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
12b-1 fees retained	$176,274	$653	$353
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
CDSC retained	$17,349	$740	$ —
As of the end of the reporting period, the percentage of Fund shares owned by Nuveen as follows:
	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Nuveen owned shares	8%	28%
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-

Notes to Financial Statements (Unaudited) (continued)
factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 un-less extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
9.  Subsequent Events
Class C Shares
Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase.
Class R3 Shares
Class R3 shares will be converted to Class A shares at the close of business on June 4, 2021.
Effective May 4, 2021, each Fund will stop accepting purchases of its Class R3 shares from new investors and existing shareholders, except that defined contribution retirement plans that held Class R3 shares of a Fund as of March 3, 2021 may continue to purchase Class R3 shares until June 3, 2021. Each Fund will also continue to issue Class R3 shares upon the exchange of Class R3 shares from another Nuveen mutual fund or for purposes of dividend reinvestment. The Funds reserve the right to modify the extent to which issuance of Class R3 shares is limited prior to the conversion. After the close of business on June 4, 2021, all outstanding Class R3 shares of each Fund will be converted to Class A shares of such Fund and Class R3 shares will no longer be available after that date.

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Santa Barbara Asset
Management, LLC
2049 Century Park East, 17th Floor
Los Angeles, CA 90067
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Lipper Equity Income Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Global Equity Income Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper International Equity Income Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI World Index: The MSCI (Morgan Stanley Capital International) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Notes

Nuveen:
Serving Investors for Generations
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Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
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Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MSA-SBGDG-0121P1550506-INV-B-03/22

Mutual Funds
31 January
2021
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Winslow International Small Cap Fund	NWAIX	NWSCX	—	NWIFX	NWPIX
Nuveen Winslow Large-Cap Growth ESG Fund	NWCAX	NWCCX	NWCRX	NWCFX	NVLIX
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Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
The rollout of COVID-19 vaccines along with historic economic stimulus measures have kindled the outlook of a more normal economy in 2021. A combination of fiscal relief measures and easier financial conditions aimed at supporting individuals, businesses and state and local governments have already helped the U.S. economy make a significant, although incomplete, turnaround from the depths of a historic recession. To sustain the recovery, the U.S. government enacted another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the COVID-19 crisis, in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. The U.S. Federal Reserve, along with other central banks around the world, have pledged to keep monetary conditions accommodative for as long as necessary.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still elevated in some regions, and recent economic indicators have shown that renewed restrictions on social and business activity in the latter months of 2020 slowed the economy’s momentum. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored. While achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains, vaccination rates are gathering pace and three options (Pfizer/BioNTech, Moderna and Johnson & Johnson) are now authorized for use in the U.S. By mid-March the U.S. was administering an average of 2.4 million doses per day, up from 1.3 million per day on average at the beginning of February, according to Bloomberg’s vaccine tracker. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either which could cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning within our goal of providing long-term value for our shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
The beginning of the year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
March 23, 2021

4

Portfolio Managers’
Comments
Nuveen Winslow International Small Cap Fund
Nuveen Winslow Large-Cap Growth ESG Fund
The Nuveen Winslow International Small Cap Fund features portfolio management by Winslow Capital Management, LLC (Winslow Capital), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The Fund’s portfolio is managed by Adam J. Kuhlmann and Dean G. DuMonthier, CFA.
The Nuveen Winslow Large-Cap Growth ESG Fund features portfolio management by Winslow Capital. The Fund’s portfolio is managed by Justin H. Kelly, CFA, Patrick M. Burton, CFA and Stephan C. Petersen.
During May 2020, the Funds’ Board of Trustees (the “Board”) approved the merger of Nuveen Large Cap Growth Fund (the “Target Fund”) into Winslow Large-Cap Growth ESG (the “Acquiring Fund”) (the “Reorganization”). On September 28, 2020, the Reorganization was approved by shareholders of the Target Fund. Effective December 4, 2020, the Nuveen Winslow Large-Cap Growth ESG Fund acquired the Nuveen Large Cap Growth Fund.
Here the portfolio management team discusses key investment strategies and the performance of the Funds for the six-month reporting period January 31, 2021.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
The start of vaccinations across Western countries has been encouraging for the markets, although the discovery of new variants of the COVID-19 coronavirus could cause expectations to be reassessed. The vaccine rollouts have also been slower than expected in some regions. Nevertheless, there are more vaccines still in development, some of which have announced positive trial results, and governments are looking to adjust rollout plans to speed distribution.
The economic recovery moderated in late 2020, as a resurgence of infections triggered another tightening in restrictions. Although the slower pace is expected to persist into early 2021, pledges from central banks and governments to sustain the recovery with policy support are underpinning positive economic outlooks for the full year and beyond. In late December 2020, the U.S. government approved a $900 billion relief package, and Congress approved President Biden’s proposed $1.9 trillion stimulus plan on March 9, 2021.
Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® Index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shut-downs across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
While most markets have recovered most of their losses, volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or wider immunity across populations). The situation remains fluid, given production

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
and logistical challenges with rolling out the vaccine as well as public trust in it, and the potential for more harmful variants of the virus. The distribution of vaccines has narrowed the range of outcomes for the course of the pandemic, but there is still uncertainty in the timing of a full recovery.
Nuveen Fund Advisors, LLC, and the portfolio management teams are monitoring the situation carefully and managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
How did the Funds perform during the six-month reporting period ended January 31, 2021?
The tables in the Fund Performance and Expense Ratios section of this report provide each Fund’s total return performance information for each share class of the Fund for the period ended January 31, 2021. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark.
During the six-month reporting period, the Nuveen Winslow International Small Cap Fund's Class A Shares at NAV underperformed the MSCI World ex USA Small Cap Index and its Lipper classification Average. The Nuveen Winslow Large-Cap Growth ESG Fund’s Class A Shares at NAV underperformed the Russell 1000® Growth Index and its Lipper classification average.
Nuveen Winslow International Small Cap Fund
What strategies were used to manage the Fund during the six-month reporting period ended January 31, 2021 and how did these strategies influence performance?
The Fund is designed to provide the potential for long-term capital appreciation by investing in non-U.S. small-cap companies, diversified by region and sector. The Fund seeks to achieve this by investing a substantial portion of it’s assets in equity securities of small-capitalization companies and invests at least 80% of its net assets in securities of non-U.S. companies. Small-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the MSCI World ex USA Small Cap Index on the last business day of the month in which its most recent rebalancing was completed. The Index currently is rebalanced semi-annually in May and November of each year. The Fund may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.
Winslow Capital applies an optimal blend of research within a disciplined investment process to add value primarily through stock selection. This approach seeks to uncover and capitalize on the many dynamic opportunities within the large universe of more than 4,000 small cap companies across 22 developed countries. Typical investments include companies with improving fundamental profiles, as well as sustainable, above-average earnings growth, high or rising returns on invested capital and reasonable relative valuations.
The investment approach is best described in three steps: discover, discern and decide. During the discover step, research tools are used to evaluate and rank equity securities within regional industry peer groups and narrow the focus to companies with an attractive combination of fundamental change, valuation and price action characteristics. During the discern step, fundamental analysis is applied to the most attractively ranked stocks enabling the team to assess the sources of sustainable fundamental change, competitive advantage and business quality, in order to identify quality growth investment candidates with high performance potential. Lastly, during the decide step, risk-aware portfolio construction begins at the company level focusing on quality businesses and ends with proprietary tools to identify and monitor portfolio risk exposures.
As a result of the restrictions imposed in response to the COVID-19 crisis, travel and leisure industries were negatively impacted. Other trends in the economy were accelerated as a result of the changing behavior of workers and consumers. The shift to online shopping and electronic payments was well under way prior to the COVID-19 crisis, but the trends were significantly accelerated. During the reporting period, the Fund held several travel related companies across Europe and Asia that were disproportionately impacted as a result of the COVID-19 crisis response.
6

The speed and aggressiveness of the global monetary and fiscal stimulus in response to the COVID-19 crisis, along with positive vaccine development news, drove a strong market rebound during the reporting period. The Fund did not fully participate in the market rally, as a result of the Fund’s exposure to quality and consistent earnings growth companies with lower beta as the recovery favored high beta cyclical companies, particularly during the fourth quarter of 2020.
The Fund benefited from an underweight position in Japanese small-capitalization holdings and the consumer staples sector and an overweight allocation to the consumer discretionary sector. Stock selection detracted from performance in the consumer discretionary, information technology and real estate sectors. Several consumer discretionary holdings did not participate in the strong rally in e-commerce related companies that benefited from stay-at-home requirements. In general, the Fund’s historical bias toward quality growth companies contributed to the Fund’s underperformance as high valuation growth names and lower quality cyclicals rallied during the reporting period.
The Fund's positions that detracted from relative performance included materials sector holding St. Barbara Ltd. a gold miner based in Australia. The position detracted from performance, primarily as the gold price depreciated during the reporting period as expectations for economic recovery increased and inflation expectations remained low. The Fund continues to hold the position as the new management continues to develop feasibility studies for expansion in their core areas. In addition, financials sector holding Beazley PLC, an insurance company based in the U.K. that operates through Lloyd’s of London syndicates, detracted from performance. Business interruption claims materially exceeded management expectations due to event cancelations as a result of the COVID-19 crisis lock downs. The Fund continues to hold the position as its growth profile is expected to improve as demand for the company’s cyber insurance capabilities grows. Lastly, telecommunications sector holding Solutions 30 SE detracted from performance. Solutions 30 specializes in field services for the telecommunication and energy markets. After a period of strong growth, the company was the target of a destabilization campaign from short sellers suggesting improper accounting practices. The company provided a detailed response and initiated an internal audit. The Fund no longer holds the position due to the risk of potential litigation if accounting irregularities are confirmed.
Those holdings in the Fund that meaningfully contributed to relative performance included financial sector holding OneSavings Bank PLC. Based in the U.K., OneSavings Bank primarily lends to customers who purchase properties specifically for rental opportunities. The stock appreciated as financial fears abated following the peak of the the COVID-19 crisis. The company also continues to see double digit loan growth and cost efficiencies from recent mergers. The Fund continues to hold the position. In addition, consumer staples sector holding Zur Rose Group AG was a top contributor. Zur Rose is an online pharmacy and medical wholesaler in Switzerland and Germany. The position contributed to performance as investors realized the future growth potential from new regulations mandating the use of electronic prescribing for medications. The company was chosen by the German regulator to help develop their e-script system. The Fund continues to hold the position. Lastly, consumer discretionary sector holding Sumitomo Forestry Co. Ltd. contributed to performance. Sumitomo is a forester and home building company with operations in Japan, Australia and the U.S. The position contributed to performance, as the COVID-19 crisis stay-at-home orders created new demand for upgraded and entry level homes. The company’s U.S. and Australian homebuilding operations were key contributors to the company’s performance. The Fund continues to hold the position.
Nuveen Winslow Large-Cap Growth ESG Fund
What strategies were used to manage the Fund during the six-month reporting period ended January 31, 2021 and how did these strategies influence performance?
The Fund is designed to provide the potential for long-term capital appreciation. The Fund seeks to achieve this by investing a substantial portion of it’s assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. The Fund aligns purpose with performance by integrating differentiated fundamental analysis alongside sustainability factors such as environmental concerns, human capital and corporate ethics to enhance long-term investment opportunity. In assembling the Fund’s portfolio, we believe that investing in companies with above-average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing actual valuations relative to our estimated earnings or cash flow growth rate for an issue is also important in selecting a stock. We focus on companies that we believe can deliver attractive future annual earnings growth with rising return on invested capital and positive cash flow.
7

Portfolio Managers’ Comments (continued)
The Team utilizes Winslow Capital’s best investment ideas by emphasizing ESG leaders and avoiding ESG laggards, as determined by our proprietary Winslow ESG score, and seeks to generate alpha while exhibiting better ESG characteristics than the Russell 1000® Growth Index. The Fund may invest up to 20% of its net assets in non-U.S. equity securities.
Winslow Capital’s sell discipline utilizes the same fundamental research process seeking to control risk and protect capital. Under normal market conditions, Winslow Capital employs a sell discipline pursuant to which it may sell some or all of its position in a stock when a stock becomes fully valued, the fundamental business prospects are deteriorating, there is a drop in the ESG rank or the position size exceeds limits set by the sub-adviser.
Throughout the reporting period, Winslow Capital adjusted the Fund's positioning to optimize the Fund’s portfolio during the rapidly evolving environment. In the fourth quarter of 2020, focus shifted toward a COVID-19 crisis recovery, which created significant investment opportunities among companies benefiting from digital acceleration, regulatory risk changes in health care and earnings resilient stocks that were deeply discounted. The Fund sold those holdings with business models likely challenged by evolving consumer and business trends.
The Fund’s portfolio took advantage of the longer-term tailwinds for growth equities, which included the accelerating transition to the digital economy, superior compounding growth rates in a slow growth world, free cash flow margin premiums and near-zero interest rates. Sector weights began the reporting period relatively neutral to the Index but finished the reporting period 6% overweight information technology, 4% underweight in communication services and 3% underweight in consumer staples.
The Fund’s relative underperformance during the reporting period was primarily driven by stock selection in the information technology sector, where the lower quality and value rally phenomena was notable. Stock selection in the consumer discretionary and health care sectors also detracted for the reporting period. In particular, the Fund’s underweight position in Apple Inc. represented a key challenge during the reporting period. Stock selection in the communication services sector contributed to performance as did sector allocation and stock selection within the consumer staples sector.
The Fund's holdings that detracted from relative performance included health care sector holdings, AstraZeneca PLC and BioMarin Pharmaceutical Inc. AstraZeneca PLC detracted from performance due to controversy surrounding the efficacy of its COVID-19 vaccine and its recent acquisition of Alexion Pharmaceuticals, Inc. The company’s uniquely global infrastructure gives it greater diversification and a cost base to be leveraged by the growth of its portfolio of innovative drugs to treat various conditions. From an ESG lens, Winslow Capital has been pleased in the way AstraZeneca diligently strives to promote internal and community strategies to enhance public access to health care. The Fund continues to own the stock. In addition, BioMarin Pharmaceutical Inc., specializing in the treatment of genetic diseases was another key detractor. Results from its promising hemophilia drug had been encouraging until the FDA requested additional Phase 3 data. The Fund exited the position. While Apple Inc. is one of the Fund’s largest holdings, with anticipated continued growth in the company’s services business segment and ongoing share repurchases by the company, the Fund remains underweight the benchmark. The Fund continues to own the stock and believes there are more attractive financial metrics for other information technology holdings.
The Fund's positions that meaningfully contributed to relative performance included information technology holding ASML Holding NV. The Dutch company is currently the largest supplier of photolithography systems for the semiconductor industry. The company’s differentiated technology is well positioned for shifting secular trends in the semiconductor manufacturing process. Winslow Capital has been encouraged in the way ASML has been conducting its business in an accountable way for its stakeholders, particularly in how it engages with employees. The Fund continues to hold the position. In addition, communication services holding, Facebook, Inc. contributed to performance. Facebook, Inc. is facing lawsuits regarding the purchases of Instagram and WhatsApp based on new interpretations of anti-trust laws. The timely sale of the position was due to the uncertainty surrounding legal challenges and the reluctance of Facebook management to respond to these issues. Lastly, the Fund's consumer discretionary sector holding in Airbnb, Inc., contributed to performance. With nearly four million hosts in 220 countries and regions around the world, the company offers a broad range of lodging and travel experiences. Exceptional global brand awareness generates traffic to the company’s website driving strong rev-
8

enue and cash flow growth. Through the ESG lens, home-sharing is a way to supplement income in less affluent parts of the world and allows some to remain in their homes while doing so. More than half of Airbnb hosts are women and 86% of hosts are located outside the U.S. Hosts are also key local economic drivers as they connect guests to their communities via dining and experience recommendations. The Fund sold the position on valuation.
9

Risk Considerations
Nuveen Winslow International Small Cap Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives and growth stock risks, are described in the Fund's prospectus.
Nuveen Winslow Large Cap Growth ESG Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Because the Fund’s Environmental Social Governance (ESG) investment strategy may exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that don’t use an ESG investment strategy. Prices of equity securities may decline significantly over short or extended periods of time. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as active management and growth stock risks, are described in detail in the Fund’s prospectus.
10

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund’s most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
11

Fund Performance and Expense Ratios (continued)
Nuveen Winslow International Small Cap Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of January 31, 2021*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class A Shares at NAV	12/18/17	15.27%	5.72%	5.09%	1.64%	1.20%
Class A Shares at maximum Offering Price	12/18/17	8.65%	(0.36)%	3.12%	-	-
MSCI World ex USA Small Cap Index	-	24.35%	15.85%	5.49%	-	-
Lipper International Small/Mid-Cap Classification Average	-	22.08%	21.15%	6.82%	-	-
Class C Shares	12/18/17	14.87%	4.96%	4.31%	2.39%	1.94%
Class R6 Shares	12/18/17	15.45%	6.09%	5.39%	1.35%	0.90%
Class I Shares	12/18/17	15.40%	6.04%	5.35%	1.39%	0.95%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% (1.00% after July 31, 2022) of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the Total Annual Fund Operating Expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2022 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
12

Nuveen Winslow Large-Cap Growth ESG Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of January 31, 2021*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	5/15/09	12.62%	32.34%	21.11%	15.41%	1.15%	0.90%
Class A Shares at maximum Offering Price	5/15/09	6.15%	24.73%	19.68%	14.73%	-	-
Russell 1000® Growth Index	-	16.24%	34.46%	22.22%	16.83%	-	-
Lipper Large-Cap Growth Funds Classification Average	-	14.81%	31.98%	20.41%	15.31%	-	-
Class C Shares	5/15/09	12.18%	31.36%	20.20%	14.55%	1.90%	1.65%
Class R3 Shares	5/15/09	12.48%	32.03%	20.81%	15.13%	1.40%	1.15%
Class I Shares	5/15/09	12.75%	32.69%	21.41%	15.70%	0.90%	0.65%

	Total Returns as of January 31, 2021*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	3/25/13	12.85%	32.91%	21.63%	18.03%	0.69%	0.44%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R3 Shares will be converted to Class A Shares at the close of business on June 4, 2021. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.69% (1.25% after July 31, 2022) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2022, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
13

Holding Summaries    as of January 31, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Winslow International Small Cap Fund
Fund Allocation (% of net assets)
Common Stocks	98.3%
Repurchase Agreements	1.6%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Ship Healthcare Holdings Inc	2.2%
APERAM SA	2.1%
Tokmanni Group Corp	2.0%
Russel Metals Inc	2.0%
OSB Group PLC	2.0%
Portfolio Composition (% of net assets)
Equity Real Estate Investment Trust	7.8%
Machinery	7.3%
Trading Companies & Distributors	5.6%
IT Services	4.5%
Metals & Mining	4.4%
Household Durables	3.6%
Electronic Equipment, Instruments & Components	3.5%
Health Care Providers & Services	3.2%
Semiconductors & Semiconductor Equipment	3.0%
Multiline Retail	2.9%
Pharmaceuticals	2.8%
Beverages	2.7%
Oil, Gas & Consumable Fuels	2.7%
Distributors	2.7%
Capital Markets	2.7%
Software	2.6%
Chemicals	2.5%
Thrifts & Mortgage Finance	2.0%
Industrial Conglomerates	2.0%
Health Care Technology	1.9%
Food & Staples Retailing	1.9%
Independent Power & Renewable Electricity Producers	1.9%
Hotels, Restaurants & Leisure	1.8%
Specialty Retail	1.8%
Aerospace & Defense	1.6%
Other [1]	18.9%
Repurchase Agreements	1.6%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Country Allocation[2] (% of net assets)
Japan	23.7%
United Kingdom	15.6%
Canada	14.0%
Australia	8.4%
Sweden	6.1%
Germany	5.8%
Switzerland	5.1%
Finland	3.6%
Norway	3.2%
Israel	2.9%
Other [3]	11.5%
Other Assets Less Liabilities	0.1%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
2	Includes 2.1% (as a percentage of net assets) in emerging market countries.
3	"Other" countries include ten countries that individually constitute less than 2.9% as a percentage of total investments.
14

Nuveen Winslow Large-Cap Growth ESG Fund
Fund Allocation (% of net assets)
Common Stocks	99.7%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	24.9%
IT Services	13.3%
Internet & Direct Marketing Retail	8.6%
Interactive Media & Services	6.4%
Technology Hardware, Storage & Peripherals	6.2%
Semiconductors & Semiconductor Equipment	6.1%
Pharmaceuticals	4.3%
Textiles, Apparel & Luxury Goods	4.0%
Equity Real Estate Investment Trust	3.3%
Life Sciences Tools & Services	3.2%
Other [1]	19.4%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	9.5%
Amazoncom Inc	8.6%
Apple Inc	6.2%
Adobe Inc	4.1%
Visa Inc, Class A	3.8%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
15

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2021.
The beginning of the period is August 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Winslow International Small Cap Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,152.74	$1,148.69	$1,154.46	$1,154.02
Expenses Incurred During the Period	$ 6.51	$ 10.51	$ 4.94	$ 5.16
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.16	$1,015.43	$1,020.62	$1,020.42
Expenses Incurred During the Period	$ 6.11	$ 9.86	$ 4.63	$ 4.84
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.20%, 1.94%, 0.91%, and 0.95% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
16

Nuveen Winslow Large-Cap Growth ESG Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,126.24	$1,121.77	$1,124.76	$1,128.52	$1,127.49
Expenses Incurred During the Period	$ 4.98	$ 8.98	$ 6.43	$ 3.11	$ 3.81
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.52	$1,016.74	$1,019.16	$1,022.28	$1,021.63
Expenses Incurred During the Period	$ 4.74	$ 8.54	$ 6.11	$ 2.96	$ 3.62
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.93%, 1.68%, 1.20%, 0.58% and 0.71% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
17

Nuveen Winslow International Small Cap Fund
Portfolio of Investments    January 31, 2021
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.3%
	COMMON STOCKS – 98.3%
	Aerospace & Defense – 1.6%
41,964	Kongsberg Gruppen ASA, (2)	$ 811,728
	Auto Components – 1.0%
30,800	FCC Co Ltd, (2)	494,176
	Banks – 1.1%
139,005	Israel Discount Bank Ltd, (2)	537,009
	Beverages – 2.7%
68,285	Britvic PLC, (2)	694,905
6,458	Royal Unibrew A/S, (2)	637,503
	Total Beverages	1,332,408
	Building Products – 1.5%
21,000	AGC Inc/Japan, (2)	729,512
	Capital Markets – 2.7%
27,900	Avanza Bank Holding AB	761,246
5,241	Euronext NV,144A, (2)	564,439
	Total Capital Markets	1,325,685
	Chemicals – 2.5%
44,952	Kemira Oyj, (2)	760,903
29,100	Tosoh Corp, (2)	498,998
	Total Chemicals	1,259,901
	Construction Materials – 1.3%
25,800	Taiheiyo Cement Corp, (2)	642,343
	Consumer Finance – 1.1%
7,600	goeasy Ltd	555,223
	Containers & Packaging – 1.1%
22,168	SIG Combibloc Group AG, (2)	526,154
	Distributors – 2.7%
9,050	D'ieteren SA/NV, (2)	713,531
11,850	PALTAC Corp, (2)	615,773
	Total Distributors	1,329,304
	Diversified Financial Services – 1.2%
13,100	Zenkoku Hosho Co Ltd, (2)	584,758
18

Shares	Description (1)	Value
	Electronic Equipment, Instruments & Components – 3.5%
34,300	Anritsu Corp, (2)	$845,106
20,823	Spectris PLC, (2)	862,706
	Total Electronic Equipment, Instruments & Components	1,707,812
	Equity Real Estate Investment Trust – 7.8%
5,991	Aedifica SA, (2)	722,992
20,200	Canadian Apartment Properties REIT	808,790
7,700	Granite Real Estate Investment Trust	451,011
64,600	Safestore Holdings PLC, (2)	715,263
40,940	UNITE Group PLC, (2)	536,949
328,699	Waypoint REIT, (2)	642,484
	Total Equity Real Estate Investment Trust	3,877,489
	Food & Staples Retailing – 1.9%
2,000	Zur Rose Group AG, (2), (3)	917,150
	Food Products – 1.5%
12,566	Salmar ASA, (2)	753,717
	Health Care Equipment & Supplies – 1.0%
92,000	Nanosonics Ltd, (2), (3)	477,453
	Health Care Providers & Services – 3.2%
7,742	Galenica AG,144A, (2)	511,398
18,800	Ship Healthcare Holdings Inc, (2)	1,081,683
	Total Health Care Providers & Services	1,593,081
	Health Care Technology – 1.9%
29,360	Pro Medicus Ltd, (2)	954,139
	Hotels, Restaurants & Leisure – 1.8%
108,400	SSP Group Plc, (2)	428,772
11,600	Tokyotokeiba Co Ltd, (2)	480,627
	Total Hotels, Restaurants & Leisure	909,399
	Household Durables – 3.6%
34,700	Haseko Corp, (2)	409,016
13,500	Kaufman & Broad SA, (2)	618,481
39,800	Sumitomo Forestry Co Ltd, (2)	770,762
	Total Household Durables	1,798,259
	Independent Power & Renewable Electricity Producers – 1.9%
32,100	Capital Power Corp	915,744
	Industrial Conglomerates – 2.0%
9,194	Rheinmetall AG, (2)	970,806
19

Nuveen Winslow International Small Cap Fund (continued)
Portfolio of Investments    January 31, 2021
(Unaudited)
Shares	Description (1)	Value
	Insurance – 1.1%
122,700	Beazley PLC, (2)	$ 522,247
	Interactive Media & Services – 1.6%
51,563	carsalescom Ltd, (2)	768,706
	Internet & Direct Marketing Retail – 1.0%
26,700	BHG Group AB, (2), (3)	499,658
	IT Services – 4.5%
47,402	Kainos Group PLC, (2)	803,928
21,600	Nihon Unisys Ltd, (2)	819,674
27,100	TIS Inc, (2)	602,614
	Total IT Services	2,226,216
	Machinery – 7.3%
4,300	Daifuku Co Ltd, (2)	490,749
2,487	Kardex Holding AG, (2)	551,021
8,352	KION Group AG, (2)	721,113
22,700	METAWATER Co Ltd, (2)	513,356
3,082	Spirax-Sarco Engineering PLC, (2)	465,969
37,675	Trelleborg AB, (2), (3)	852,106
	Total Machinery	3,594,314
	Marine – 1.6%
69,837	Atlas Corp	784,968
	Metals & Mining – 4.4%
24,383	APERAM SA, (2)	1,055,395
28,740	Nippon Light Metal Holdings Co Ltd, (2)	518,912
347,181	St Barbara Ltd, (2)	579,468
	Total Metals & Mining	2,153,775
	Multiline Retail – 2.9%
12,200	Seria Co Ltd, (2)	424,816
52,360	Tokmanni Group Corp	1,014,122
	Total Multiline Retail	1,438,938
	Oil, Gas & Consumable Fuels – 2.7%
28,400	Parkland Corp/Canada	852,166
33,500	Tourmaline Oil Corp	477,318
	Total Oil, Gas & Consumable Fuels	1,329,484
	Pharmaceuticals – 2.8%
18,760	Dechra Pharmaceuticals PLC, (2)	924,776
6,786	Dermapharm Holding SE	478,133
	Total Pharmaceuticals	1,402,909
20

Shares	Description (1)	Value
	Real Estate Management & Development – 1.4%
22,075	TAG Immobilien AG, (2)	$ 677,851
	Road & Rail – 1.4%
19,000	Sankyu Inc, (2)	715,381
	Semiconductors & Semiconductor Equipment – 3.0%
8,350	BE Semiconductor Industries NV, (2)	574,093
32,800	Tower Semiconductor Ltd, (3)	917,416
	Total Semiconductors & Semiconductor Equipment	1,491,509
	Software – 2.6%
31,127	Altium Ltd, (2)	725,661
4,050	Kinaxis Inc, (3)	562,202
	Total Software	1,287,863
	Specialty Retail – 1.8%
71,115	Bilia AB, (2)	881,801
	Thrifts & Mortgage Finance – 2.0%
173,371	OSB Group PLC	973,932
	Trading Companies & Distributors – 5.6%
86,076	Howden Joinery Group PLC, (2)	789,223
22,700	Nishio Rent All Co Ltd, (2)	473,045
54,500	Russel Metals Inc	978,550
8,200	Toromont Industries Ltd	550,450
	Total Trading Companies & Distributors	2,791,268
	Total Long-Term Investments (cost $40,109,408)	48,544,070

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.6%
	REPURCHASE AGREEMENTS – 1.6%
$ 816	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/21, repurchase price $815,959, collateralized by $750,700 U.S. Treasury Notes, 2.250%, due 2/15/27, value $832,380	0.000%	2/01/21	$ 815,959
	Total Short-Term Investments (cost $815,959)			815,959
	Total Investments (cost $40,925,367) – 99.9%			49,360,029
	Other Assets Less Liabilities – 0.1%			42,516
	Net Assets – 100%			$ 49,402,545
21

Nuveen Winslow International Small Cap Fund (continued)
Portfolio of Investments    January 31, 2021
(Unaudited)
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
22

Nuveen Winslow Large-Cap Growth ESG Fund
Portfolio of Investments    January 31, 2021
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.7%
	COMMON STOCKS – 99.7%
	Automobiles – 0.9%
31,274	Ferrari NV	$ 6,510,621
	Capital Markets – 2.8%
40,420	Moody's Corp	10,762,229
61,400	Morgan Stanley	4,116,870
15,352	MSCI Inc	6,068,646
	Total Capital Markets	20,947,745
	Chemicals – 1.9%
34,376	Ecolab Inc	7,030,236
29,992	Linde PLC	7,360,037
	Total Chemicals	14,390,273
	Commercial Services & Supplies – 1.1%
26,720	Cintas Corp	8,500,166
	Containers & Packaging – 1.3%
108,589	Ball Corp	9,558,004
	Electronic Equipment, Instruments & Components – 1.0%
63,475	TE Connectivity Ltd	7,642,390
	Entertainment – 1.0%
46,517	Walt Disney Co, (2)	7,822,764
	Equity Real Estate Investment Trust – 3.3%
32,684	American Tower Corp	7,431,034
22,907	Equinix Inc	16,950,264
	Total Equity Real Estate Investment Trust	24,381,298
	Health Care Equipment & Supplies – 3.0%
15,444	Align Technology Inc, (2)	8,113,969
128,632	Edwards Lifesciences Corp, (2)	10,622,431
14,480	Insulet Corp, (2)	3,868,766
	Total Health Care Equipment & Supplies	22,605,166
	Health Care Providers & Services – 1.9%
41,823	UnitedHealth Group Inc	13,951,316
	Hotels, Restaurants & Leisure – 2.4%
6,726	Chipotle Mexican Grill Inc, (2)	9,954,480
23

Nuveen Winslow Large-Cap Growth ESG Fund (continued)
Portfolio of Investments    January 31, 2021
(Unaudited)
Shares	Description (1)	Value
	Hotels, Restaurants & Leisure (continued)
75,100	Hilton Worldwide Holdings Inc	$ 7,614,389
	Total Hotels, Restaurants & Leisure	17,568,869
	Interactive Media & Services – 6.4%
12,993	Alphabet Inc, (2)	23,742,888
12,967	Alphabet Inc, Class C, (2)	23,804,041
	Total Interactive Media & Services	47,546,929
	Internet & Direct Marketing Retail – 8.6%
20,140	Amazoncom Inc, (2)	64,572,868
	IT Services – 13.3%
68,286	Mastercard Inc, Class A	21,598,179
92,925	PayPal Holdings Inc, (2)	21,773,257
6,760	Shopify Inc, (2)	7,426,468
47,992	Square Inc, (2)	10,364,352
146,651	Visa Inc, Class A	28,340,306
39,774	Wixcom Ltd, (2)	9,826,167
	Total IT Services	99,328,729
	Life Sciences Tools & Services – 3.2%
95,065	Agilent Technologies Inc	11,423,961
70,860	IQVIA Holdings Inc, (2)	12,598,908
	Total Life Sciences Tools & Services	24,022,869
	Personal Products – 1.2%
39,225	Estee Lauder Cos Inc	9,282,596
	Pharmaceuticals – 4.3%
244,595	AstraZeneca PLC, Sponsored ADR	12,376,507
36,959	Eli Lilly and Co	7,686,363
77,085	Zoetis Inc	11,890,361
	Total Pharmaceuticals	31,953,231
	Professional Services – 0.9%
80,159	TransUnion	6,977,039
	Semiconductors & Semiconductor Equipment – 6.1%
31,233	ASML Holding NV	16,683,419
38,614	NVIDIA Corp	20,063,448
52,227	Texas Instruments Inc	8,653,492
	Total Semiconductors & Semiconductor Equipment	45,400,359
	Software – 24.9%
66,061	Adobe Inc, (2)	30,306,805
38,566	Atlassian Corp PLC, (2)	8,913,760
30,198	Autodesk Inc, (2)	8,377,831
38,498	DocuSign Inc, (2)	8,965,799
24

Shares	Description (1)	Value
	Software (continued)
42,434	Intuit Inc	$15,328,434
307,372	Microsoft Corp	71,298,009
44,900	PTC Inc, (2)	5,967,659
57,774	salesforcecom Inc, (2)	13,031,504
27,040	ServiceNow Inc, (2)	14,687,046
40,072	Workday Inc, (2)	9,117,582
	Total Software	185,994,429
	Technology Hardware, Storage & Peripherals – 6.2%
353,107	Apple Inc	46,596,000
	Textiles, Apparel & Luxury Goods – 4.0%
27,930	Lululemon Athletica Inc, (2)	9,180,033
157,146	NIKE Inc	20,993,134
	Total Textiles, Apparel & Luxury Goods	30,173,167
	Total Long-Term Investments (cost $447,140,270)	745,726,828

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.5%
	REPURCHASE AGREEMENTS – 0.5%
$ 3,785	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/21, repurchase price $3,784,511, collateralized by $3,892,600, U.S. Treasury Notes, 0.500%, due 5/31/27, value $3,860,226	0.000%	2/01/21	$ 3,784,511
	Total Short-Term Investments (cost $3,784,511)			3,784,511
	Total Investments (cost $450,924,781) – 100.2%			749,511,339
	Other Assets Less Liabilities – (0.2)%			(1,275,897)
	Net Assets – 100%			$ 748,235,442
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
ADR	American Depositary Receipt
See accompanying notes to financial statements.
25

Statement of Assets and Liabilities
January 31, 2021
(Unaudited)
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Assets
Long-term investments, at value (cost $40,109,408 and $447,140,270, respectively)	$48,544,070	$745,726,828
Short-term investments, at value (cost approximates value)	815,959	3,784,511
Cash denominated in foreign currencies (cost $10,845 and $—, respectively)	10,864	—
Receivable for:
Dividends	76,754	168,028
Investments sold	—	5,474,371
Reclaims	26,778	—
Shares sold	19,980	816,740
Other assets	16,025	159,778
Total assets	49,510,430	756,130,256
Liabilities
Payable for:
Investments purchased - regular settlement	—	6,092,247
Shares redeemed	—	284,339
Accrued expenses:
Custodian fees	44,572	93,352
Management fees	18,608	216,234
Professional fees	30,834	10,369
Shareholder reporting expenses	10,657	64,964
Shareholder servicing agent fees	2,643	928,888
Trustees fees	412	131,183
12b-1 distribution and service fees	143	59,816
Other	16	13,422
Total liabilities	107,885	7,894,814
Net assets	$49,402,545	$748,235,442

See accompanying notes to financial statements.
26

Statement of Assets and Liabilities (Unaudited) (continued)
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Class A Shares
Net assets	$ 552,949	$158,728,194
Shares outstanding	24,484	3,190,302
Net asset value ("NAV") per share	$ 22.58	$ 49.75
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 23.96	$ 52.79
Class C Shares
Net assets	$ 28,022	$ 27,817,628
Shares outstanding	1,250	672,013
NAV and offering price per share	$ 22.42	$ 41.39
Class R3 Shares
Net assets	$ —	$ 977,406
Shares outstanding	—	20,813
NAV and offering price per share	$ —	$ 46.96
Class R6 Shares
Net assets	$36,087,894	$ 78,673,541
Shares outstanding	1,597,080	1,480,304
NAV and offering price per share	$ 22.60	$ 53.15
Class I Shares
Net assets	$12,733,680	$482,038,673
Shares outstanding	563,740	9,246,020
NAV and offering price per share	$ 22.59	$ 52.13
Fund level net assets consist of:
Capital paid-in	$44,415,993	$177,893,394
Total distributable earnings	4,986,552	570,342,048
Fund level net assets	$49,402,545	$748,235,442
Authorized shares - per class	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01
See accompanying notes to financial statements.
27

Statement of Operations
Six Months Ended January 31, 2021
(Unaudited)
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Investment Income
Dividends	$ 530,798	$ 2,346,259
Securities lending income	1,627	—
Foreign tax withheld on dividend income	(51,173)	(17,452)
Total investment income	481,252	2,328,807
Expenses
Management fees	203,595	3,048,272
12b-1 service fees - Class A Shares	647	97,127
12b-1 distribution and service fees - Class C Shares	134	76,757
12b-1 distribution and service fees - Class R3 Shares	—	2,007
Shareholder servicing agent fees	2,501	504,582
Custodian fees	26,395	39,037
Professional fees	34,449	73,057
Trustees fees	629	11,520
Shareholder reporting expenses	10,539	85,815
Federal and state registration fees	31,327	55,512
Reorganization expense	—	165,592
Other	2,161	7,701
Total expenses before fee waiver/expense reimbursement	312,377	4,166,979
Fee waiver/expense reimbursement	(92,216)	(904,710)
Net expenses	220,161	3,262,269
Net investment income (loss)	261,091	(933,462)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(507,449)	81,145,125
In-kind redemptions	—	220,559,162
Change in net unrealized appreciation (depreciation) of investments and foreign currency	6,930,334	(196,343,704)
Net realized and unrealized gain (loss)	6,422,885	105,360,583
Net increase (decrease) in net assets from operations	$6,683,976	$ 104,427,121
See accompanying notes to financial statements.
28

Statement of Changes in Net Assets
(Unaudited)
	Winslow International Small Cap		Winslow Large-Cap Growth ESG
	Six Months Ended 1/31/21	Year Ended 7/31/20	Six Months Ended 1/31/21	Year Ended 7/31/20
Operations
Net investment income (loss)	$ 261,091	$ 540,501	$ (933,462)	$ 52,608
Net realized gain (loss) from:
Investments and foreign currency	(507,449)	(1,707,611)	81,145,125	41,959,410
In-kind redemptions	—	—	220,559,162	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	6,930,334	581,755	(196,343,704)	145,449,624
Net increase (decrease) in net assets from operations	6,683,976	(585,355)	104,427,121	187,461,642
Distributions to Shareholders
Dividends:
Class A Shares	(5,928)	(10,039)	(2,441,281)	(1,890,108)
Class C Shares	(119)	(364)	(625,700)	(376,254)
Class R3 Shares	—	—	(56,634)	(34,223)
Class R6 Shares	(490,236)	(796,514)	(4,083,944)	(7,434,275)
Class I Shares	(164,619)	(265,418)	(42,333,883)	(51,356,225)
Decrease in net assets from distributions to shareholders	(660,902)	(1,072,335)	(49,541,442)	(61,091,085)
Fund Share Transactions
Fund reorganization(1)	—	—	198,087,663	—
Proceeds from sale of shares	410,599	2,000,239	98,654,588	237,092,114
Proceeds from shares issued to shareholders due to reinvestment of distributions	177,255	284,669	48,739,250	60,079,316
	587,854	2,284,908	345,481,501	297,171,430
Cost of shares redeemed	(730,120)	(790,596)	(520,898,315)	(290,796,500)
Net increase (decrease) in net assets from Fund share transactions	(142,266)	1,494,312	(175,416,814)	6,374,930
Net increase (decrease) in net assets	5,880,808	(163,378)	(120,531,135)	132,745,487
Net assets at the beginning of period	43,521,737	43,685,115	868,766,577	736,021,090
Net assets at the end of period	$49,402,545	$43,521,737	$ 748,235,442	$ 868,766,577

(1)	Refer to Note 1 – General Information and Note 9 – Fund Reorganization for further details.
See accompanying notes to financial statements.
29

Financial Highlights
(Unaudited)
Winslow International Small Cap
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/17)
2021(e)	$19.80	$0.09	$ 2.94	$ 3.03	$(0.25)	$ —	$(0.25)	$22.58
2020	20.48	0.19	(0.42)	(0.23)	(0.45)	—	(0.45)	19.80
2019	20.17	0.34	0.02	0.36	(0.05)	—	(0.05)	20.48
2018(f)	20.00	0.23	(0.06)	0.17	—	—	—	20.17
Class C (12/17)
2021(e)	19.60	0.01	2.91	2.92	(0.10)	—	(0.10)	22.42
2020	20.28	0.04	(0.43)	(0.39)	(0.29)	—	(0.29)	19.60
2019	20.07	0.17	0.04	0.21	—	—	—	20.28
2018(f)	20.00	0.08	(0.01)	0.07	—	—	—	20.07
Class R6 (12/17)
2021(e)	19.84	0.12	2.95	3.07	(0.31)	—	(0.31)	22.60
2020	20.50	0.25	(0.41)	(0.16)	(0.50)	—	(0.50)	19.84
2019	20.20	0.41	(0.01)	0.40	(0.10)	—	(0.10)	20.50
2018(f)	20.00	0.21	(0.01)	0.20	—	—	—	20.20
Class I (12/17)
2021(e)	19.83	0.12	2.94	3.06	(0.30)	—	(0.30)	22.59
2020	20.50	0.25	(0.42)	(0.17)	(0.50)	—	(0.50)	19.83
2019	20.20	0.42	(0.02)	0.40	(0.10)	—	(0.10)	20.50
2018(f)	20.00	0.24	(0.04)	0.20	—	—	—	20.20
30

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

15.27%	$ 553	1.58%*	0.44%*	1.20%*	0.82%*	34%
(1.35)	459	1.64	0.52	1.20	0.97	43
1.83	471	1.73	1.18	1.20	1.72	26
0.85	234	4.49*	(1.47)*	1.20*	1.82*	44

14.87	28	2.33*	(0.30)*	1.94*	0.08*	34
(2.07)	25	2.39	(0.23)	1.94	0.22	43
1.05	25	2.49	0.35	1.95	0.88	26
0.35	25	5.12*	(2.54)*	1.95*	0.63*	44

15.45	36,088	1.30*	0.72*	0.91*	1.11*	34
(1.01)	31,637	1.35	0.81	0.90	1.26	43
2.07	32,539	1.45	1.58	0.92	2.11	26
1.00	2,076	4.19*	(1.61)*	0.94*	1.64*	44

15.40	12,734	1.33*	0.69*	0.95*	1.07*	34
(1.07)	11,401	1.39	0.80	0.95	1.24	43
2.07	10,649	1.48	1.61	0.95	2.14	26
1.00	5,135	4.47*	(1.63)*	0.95*	1.89*	44
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2021.
(f)	For the period December 18, 2017 (commencement of operations) through July 31, 2018.
*	Annualized.
See accompanying notes to financial statements.
31

Financial Highlights (Unaudited) (continued)
Winslow Large-Cap Growth ESG
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/09)
2021(e)	$46.78	$(0.15)	$ 6.03	$ 5.88	$ —	$(2.91)	$(2.91)	$49.75
2020	39.94	(0.11)	10.46	10.35	—	(3.51)	(3.51)	46.78
2019	43.15	(0.08)	3.11	3.03	—	(6.24)	(6.24)	39.94
2018	40.73	(0.10)	9.57	9.47	—	(7.05)	(7.05)	43.15
2017	40.08	(0.04)	6.49	6.45	—	(5.80)	(5.80)	40.73
2016	47.26	(0.08)	(0.93)	(1.01)	—	(6.17)	(6.17)	40.08
Class C (05/09)
2021(e)	39.51	(0.28)	5.07	4.79	—	(2.91)	(2.91)	41.39
2020	34.50	(0.35)	8.87	8.52	—	(3.51)	(3.51)	39.51
2019	38.48	(0.32)	2.58	2.26	—	(6.24)	(6.24)	34.50
2018	37.27	(0.37)	8.63	8.26	—	(7.05)	(7.05)	38.48
2017	37.42	(0.31)	5.96	5.65	—	(5.80)	(5.80)	37.27
2016	44.86	(0.36)	(0.91)	(1.27)	—	(6.17)	(6.17)	37.42
Class R3 (05/09)
2021(e)	44.36	(0.17)	5.68	5.51	—	(2.91)	(2.91)	46.96
2020	38.14	(0.18)	9.91	9.73	—	(3.51)	(3.51)	44.36
2019	41.61	(0.17)	2.94	2.77	—	(6.24)	(6.24)	38.14
2018	39.60	(0.20)	9.26	9.06	—	(7.05)	(7.05)	41.61
2017	39.22	(0.14)	6.32	6.18	—	(5.80)	(5.80)	39.60
2016	46.49	(0.18)	(0.92)	(1.10)	—	(6.17)	(6.17)	39.22
Class R6 (03/13)
2021(e)	49.70	(0.01)	6.37	6.36	—	(2.91)	(2.91)	53.15
2020	42.14	0.09	11.09	11.18	(0.11)	(3.51)	(3.62)	49.70
2019	45.00	0.09	3.31	3.40	(0.02)	(6.24)	(6.26)	42.14
2018	42.12	0.08	9.94	10.02	(0.09)	(7.05)	(7.14)	45.00
2017	41.11	0.11	6.73	6.84	(0.03)	(5.80)	(5.83)	42.12
2016	48.15	0.09	(0.96)	(0.87)	( —)**	(6.17)	(6.17)	41.11
Class I (05/09)
2021(e)	48.84	(0.04)	6.24	6.20	—	(2.91)	(2.91)	52.13
2020	41.48	—	10.90	10.90	(0.03)	(3.51)	(3.54)	48.84
2019	44.47	0.02	3.25	3.27	(0.02)	(6.24)	(6.26)	41.48
2018	41.76	—*	9.85	9.85	(0.09)	(7.05)	(7.14)	44.47
2017	40.88	0.05	6.66	6.71	(0.03)	(5.80)	(5.83)	41.76
2016	47.98	0.02	(0.95)	(0.93)	( —)**	(6.17)	(6.17)	40.88
32

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

12.62%	$158,728	1.16%****	(0.81)%****	0.93%****	(0.57)%****	32%(f)
27.68	35,663	1.20	(0.49)	0.98	(0.27)	59
10.59	20,564	1.16	(0.37)	0.98	(0.19)	70
25.97	17,709	1.18	(0.44)	0.98	(0.24)	56
19.08	17,526	1.16	(0.29)	0.98	(0.12)	65
(2.08)	21,065	1.15	(0.37)	0.98	(0.21)	88

12.18	27,818	1.91****	(1.55)****	1.68****	(1.32)****	32(f)
26.72	7,154	1.95	(1.25)	1.73	(1.03)	59
9.78	3,256	1.90	(1.14)	1.73	(0.96)	70
25.01	1,460	1.93	(1.18)	1.73	(0.99)	56
18.21	1,557	1.91	(1.04)	1.73	(0.87)	65
(2.82)	1,852	1.89	(1.11)	1.73	(0.95)	88

12.48	977	1.41****	(0.93)****	1.20****	(0.71)****	32(f)
27.38	513	1.45	(0.70)	1.23	(0.48)	59
10.33	600	1.41	(0.62)	1.23	(0.44)	70
25.62	510	1.43	(0.69)	1.23	(0.49)	56
18.78	474	1.41	(0.55)	1.23	(0.38)	65
(2.31)	2,276	1.40	(0.61)	1.23	(0.45)	88

12.85	78,674	0.79****	(0.25)****	0.58****	(0.05)****	32(f)
28.27	92,220	0.74	—***	0.52	0.22	59
11.07	97,922	0.74	0.03	0.57	0.21	70
26.50	81,125	0.75	(0.02)	0.55	0.18	56
19.59	63,065	0.74	0.11	0.57	0.29	65
(1.69)	48,757	0.74	0.05	0.58	0.21	88

12.75	482,039	0.91****	(0.36)****	0.71****	(0.17)****	32(f)
28.02	733,217	0.95	(0.22)	0.73	—***	59
10.88	613,680	0.91	(0.12)	0.73	0.06	70
26.27	606,814	0.93	(0.19)	0.73	—***	56
19.39	584,995	0.91	(0.04)	0.73	0.13	65
(1.83)	707,304	0.89	(0.11)	0.73	0.05	88

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2021.
(f)	Does not include in-kind transactions.
*	Rounds to less than $.01 per share.
**	Rounds to more than $(.01) per share.
***	Rounds to less than 0.01%.
****	Annualized.
See accompanying notes to financial statements.
33

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Winslow International Small Cap Fund ("Winslow International Small Cap") and Nuveen Winslow Large-Cap Growth ESG Fund ("Winslow Large-Cap Growth ESG") (each a “Fund” and collectively the "Funds"), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Funds is January 31, 2021, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2021 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Winslow Capital Management, LLC, (the “Sub-Adviser”), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Mergers
During May 2020, the Funds’ Board of Trustees (the “Board”) approved the merger of Nuveen Large Cap Growth Fund (the “Target Fund”) into Winslow Large-Cap Growth ESG (the “Acquiring Fund”) (the “Reorganization”). On September 28, 2020, shareholders of the Target Fund approved the Reorganization. The Reorganization was effective at the close of business on December 4, 2020.
Upon the closing of the Reorganization, the Target Fund transferred its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund was liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of its Target Fund became shareholders of the Acquiring Fund. Each Target Fund shareholder received shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which is equal to the aggregate NAV of the shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).
Details of the Reorganization are further described in Note 9 - Fund Reorganization.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at NAV without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3, R6 and I Shares are sold without an upfront sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
34

Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Foreign currency transactions and translation
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with(i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, Winslow International Small Cap's investments in non-U.S. securities were as follows:
Winslow International Small Cap	Value	% of Net Assets
Country:
Japan	$11,711,301	23.7%
United Kingdom	7,718,670	15.6
Canada	6,936,422	14.0
Australia	4,147,911	8.4
Sweden	2,994,811	6.1
Germany	2,847,903	5.8
Switzerland	2,505,723	5.1
Finland	1,775,025	3.6
Norway	1,565,445	3.2
Israel	1,454,425	2.9
Other	4,886,434	9.9
Total non-U.S. securities	$48,544,070	98.3%
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-divided date and recorded at fair value. Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities Lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
35

Notes to Financial Statements (Unaudited) (continued)
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds' financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 will become effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
36

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.
Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as Level 1 or 2.
For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
Winslow International Small Cap	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$11,081,271	$37,462,799**	$ —	$48,544,070
Short-Term Investments:
Repurchase Agreements	—	815,959	—	815,959
Total	$11,081,271	$38,278,758	$ —	$49,360,029

Winslow Large-Cap Growth ESG	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$745,726,828	$ —	$ —	$745,726,828
Short-Term Investments:
Repurchase Agreements	—	3,784,511	—	3,784,511
Total	$745,726,828	$3,784,511	$ —	$749,511,339

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Winslow International Small Cap	Fixed Income Clearing Corporation	$ 815,959	$ (815,959)	$ —
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Notes to Financial Statements (Unaudited) (continued)
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Winslow Large-Cap Growth ESG	Fixed Income Clearing Corporation	3,784,511	(3,784,511)	—
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Securities Lending
Effective August 14, 2020, the Funds may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by the Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statements of Operations.
As of the end of the reporting period, the Funds did not have any securities out on loan.
Investment Transactions
Long-term purchases and sales during the current fiscal period were as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Purchases	$15,546,764	$271,107,320
Sales	16,350,805	311,695,992
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the
38

custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 1/31/21		Year Ended 7/31/20
Winslow International Small Cap	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,110	$ 23,821	3,109	$ 61,101
Class C	—	—	—	—
Class R6	2,525	54,685	7,314	149,577
Class I	14,864	332,093	82,812	1,789,561
Shares issued to shareholders due to reinvestment of distributions:
Class A	247	5,620	431	9,480
Class C	—	—	—	—
Class R6	358	8,173	473	10,394
Class I	7,173	163,462	12,053	264,795
	26,277	587,854	106,192	2,284,908
Shares redeemed:
Class A	(57)	(1,200)	(3,361)	(69,981)
Class C	—	—	—	—
Class R6	(472)	(10,094)	(98)	(1,975)
Class I	(33,337)	(718,826)	(39,353)	(718,640)
	(33,866)	(730,120)	(42,812)	(790,596)
Net increase (decrease)	(7,589)	$(142,266)	63,380	$1,494,312

	Six Months Ended 1/31/21		Year Ended 7/31/20
Winslow Large-Cap Growth ESG	Shares	Amount	Shares	Amount
Shares issued in the reorganization(1):
Class A	2,346,665	$ 115,690,573	—	$ —
Class C	525,829	21,595,807	—	—
Class R3	—	—	—	—
Class R6	10,098	531,444	—	—
Class I	1,167,115	60,269,839	—	—
Shares sold:
Class A	249,562	12,518,477	420,371	16,709,848
Class A – automatic conversion of Class C Shares	12	593	—	—
Class C	49,016	2,062,816	119,628	4,050,029
Class R3	8,056	388,973	1,705	68,663
Class R6	221,024	11,617,795	1,215,585	51,246,868
Class I	1,385,828	72,065,934	3,867,093	165,016,706
Shares issued to shareholders due to reinvestment of distributions:
Class A	36,914	1,823,166	29,061	1,122,908
Class C	15,205	625,700	11,289	370,046
Class R3	1,214	56,634	933	34,223
Class R6	77,450	4,083,944	181,143	7,434,275
Class I	814,804	42,149,806	1,268,301	51,117,864
	6,908,792	345,481,501	7,115,109	297,171,430
Shares redeemed:
Class A	(205,179)	(10,240,590)	(201,914)	(7,994,507)
Class C	(99,118)	(4,178,943)	(44,197)	(1,483,820)
Class C – automatic conversion to Class A Shares	(14)	(593)	—	—
Class R3	(12)	(546)	(6,806)	(248,992)
Class R6	(683,631)	(36,915,891)	(1,864,926)	(77,384,574)
Class I	(9,135,625)	(469,561,752)	(4,915,092)	(203,684,607)
	(10,123,579)	(520,898,315)	(7,032,935)	(290,796,500)
Net increase (decrease)	(3,214,787)	$(175,416,814)	82,174	$ 6,374,930

(1)	Refer to Note 1 – General Information and Note 9 – Fund Reorganization for further details.
39

Notes to Financial Statements (Unaudited) (continued)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of January 31, 2021:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Tax cost of investments	$41,280,122	$452,762,484
Gross unrealized:
Appreciation	$ 9,366,443	$302,194,332
Depreciation	(1,286,536)	(5,445,477)
Net unrealized appreciation (depreciation) of investments	$ 8,079,907	$296,748,855
Permanent differences, primarily due to tax equalization, distribution reallocations, investments in passive foreign investment companies and foreign currency transactions, resulted in reclassifications among the Funds' components of net assets as of July 31, 2020, the Funds' last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2020, the Funds' last tax year end, were as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Undistributed net ordinary income[1]	$365,087	$ —
Undistributed net long-term capital gains	—	31,817,155

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended July 31, 2020 was designated for purposes of the dividends paid deduction as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Distributions from net ordinary income[1]	$1,072,335	$ 1,306,895
Distributions from net long-term capital gains	—	59,784,190

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of July 31, 2020, the Funds’ last tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
40

Winslow International Small Cap
Not subject to expiration:
Short-term	$1,360,324
Long-term	1,193,298
Total	$2,553,622
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:
Winslow Large-Cap Growth ESG
Post-October capital losses[2]	$9,277,962
Late-year ordinary losses[3]	175,383

[2]	Capital losses incurred from November 1, 2019 through July 31, 2020, the Funds' last tax year end.
[3]	Ordinary losses incurred from January 1, 2020 through July 31, 2020 and/or specified losses incurred from November 1, 2019 through July 31, 2020.
In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). During the year current fiscal period, the Winslow Large-Cap Growth ESG recognized a net capital gain of $220,559,162 as the result of a delivery of $369,458,948 of securities from in-kind redemption transactions. For federal income tax purposes, the gain is not taxable and therefore will not be distributed to shareholders.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Winslow International Small Cap	Winslow Large-Cap Growth ESG*
For the first $125 million	0.7000%	0.5500%
For the next $125 million	0.6875	0.5375
For the next $250 million	0.6750	0.5250
For the next $500 million	0.6625	0.5125
For the next $1 billion	0.6500	0.5000
For the next $3 billion	0.6250	0.4750
For the next $2.5 billion	0.6000	0.4500
For the next $2.5 billion	0.5875	0.4375
For net assets over $10 billion	0.5750	0.4250
* For the period August 1, 2020 through the close of business December 4, 2020.
41

Notes to Financial Statements (Unaudited) (continued)
Effective at the close of business on December 4, 2020, the annual fund-level fee, payable monthly, for Winslow Large-Cap Growth ESG is calculated according to the following schedule:
Average Daily Net Assets	Winslow Large-Cap Growth ESG
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For the next $3 billion	0.4250
For the next $2.5 billion	0.4000
For the next $2.5 billion	0.3875
For net assets over $10 billion	0.3750
The annual complex-level fee, payable monthly for each Fund, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2021, the complex-level fee rate for each Fund was as follows:
Fund	Complex-Level Fee
Winslow International Small Cap	0.1558%
Winslow Large-Cap Growth ESG	0.1674%
The Adviser has agreed to waive fees and/or reimburse expenses ("Expense Cap") of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitations may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Winslow International Small Cap	0.99%	July 31, 2022	1.00%
Winslow Large-Cap Growth ESG	0.69%*	July 31, 2022	1.25%
* Effective at the close of business on December 4, 2020, the Fund's Temporary Expense Cap changed from 0.77% to 0.69%.
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Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Sales charges collected	$ —	$75,813
Paid to financial intermediaries	—	67,720
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Commission advances	$ —	$20,531
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
12b-1 fees retained	$131	$13,026
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
CDSC retained	$ —	$3,491
As of the end of the reporting period, TIAA owned shares of the Fund as follows:
Winslow International Small Cap
TIAA owned shares	72%
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential
43

Notes to Financial Statements (Unaudited) (continued)
importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 un-less extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
9.  Fund Reorganization
The Reorganization as previously described in Note 1-General Information was structured to qualify as a tax-free merger under the Internal Revenue Code for federal income tax purposes, and the Target Fund’s shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganization, the Target Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.
Investments of the Target Fund
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Fund as of the date of the Reorganization were as follows:
Nuveen Large Cap Growth Fund
Cost of Investments	$141,464,074
Fair value of Investments	198,016,509
Net unrealized appreciation (depreciation) of Investments	56,552,435
Share Transactions
For financial reporting purposes, assets received and shares issued by the Acquiring Fund was recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Target Fund - Prior to the Reorganization	Shares Outstanding	Net Assets	NAV Per Share
Nuveen Large Cap Growth Fund
Class A	5,310,096	$115,690,573	$21.79
Class C	1,058,692	21,595,807	20.40
Class R6	24,337	531,444	21.84
Class I	2,759,698	60,269,839	21.84

Acquiring Fund - Prior to the Reorganization	Shares Outstanding	Net Assets	NAV Per Share
Winslow Large-Cap Growth ESG
Class A	888,156	$ 43,788,874	$49.30
Class C	228,652	9,390,530	41.07
Class R3	20,666	962,063	46.55
Class R6	1,478,127	77,799,525	52.63
Class I	15,314,929	790,893,770	51.64

Acquiring Fund - After the Reorganization	Shares Outstanding	Net Assets	NAV Per Share
Winslow Large-Cap Growth ESG
Class A	3,234,667	$159,479,447	$49.30
Class C	14,686	30,986,337	41.07
Class R3	20,666	962,063	46.55
Class R6	1,488,224	78,330,969	52.63
Class I	16,482,000	851,163,609	51.64
44

Pro Forma Results of Operations
The beginning of the current fiscal period of the Target Fund was September 1, 2020. Assuming the Reorganization had been completed on August 1, 2020, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations are as follows:
Pro Forma Results	Winslow Large-Cap Growth ESG
Net investment income (loss)	$ (1,036,810)
Net realized and change in unrealized gains (losses)	(169,889,850)
Change in net assets resuliting from operations	(170,926,660)
Because the combined investment portfolios for the Reorganization have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Statement of Operations for the Acquiring Fund since the Reorganization was consummated.
Cost and Expenses
In connection with the Reorganization, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as a component of "Other accrued expenses" on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations, where applicable.
10.  Subsequent Events
Class C Shares
Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase.
Class R3 Shares
Class R3 shares will be converted to Class A shares at the close of business on June 4, 2021.
Effective May 4, 2021, each Fund will stop accepting purchases of its Class R3 shares from new investors and existing shareholders, except that defined contribution retirement plans that held Class R3 shares of a Fund as of March 3, 2021 may continue to purchase Class R3 shares until June 3, 2021. Each Fund will also continue to issue Class R3 shares upon the exchange of Class R3 shares from another Nuveen mutual fund or for purposes of dividend reinvestment. The Funds reserve the right to modify the extent to which issuance of Class R3 shares is limited prior to the conversion. After the close of business on June 4, 2021, all outstanding Class R3 shares of each Fund will be converted to Class A shares of such Fund and Class R3 shares will no longer be available after that date.
45

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Winslow Capital Management, LLC
80 South Eighth Street
Minneapolis, MN 55402
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
46

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Lipper International Small/Mid-Cap Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Small/Mid-Cap Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
MSCI World ex USA Small Cap Index: A free-float adjusted market capitalization-weighted index that is designed to measure the equity market performance of smaller capital stocks in developed markets, excluding the U.S. market. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
47

Notes
48

Notes
49

Notes
50

Notes

51

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MSA-WINSL-0121P1550517-INV-B-03/22

Mutual Funds
31 January
2021
Nuveen Equity Funds
Fund Name
Nuveen Winslow International Large Cap Fund
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Semiannual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial professional or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
The rollout of COVID-19 vaccines along with historic economic stimulus measures have kindled the outlook of a more normal economy in 2021. A combination of fiscal relief measures and easier financial conditions aimed at supporting individuals, businesses and state and local governments have already helped the U.S. economy make a significant, although incomplete, turnaround from the depths of a historic recession. To sustain the recovery, the U.S. government enacted another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the COVID-19 crisis, in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. The U.S. Federal Reserve, along with other central banks around the world, have pledged to keep monetary conditions accommodative for as long as necessary.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still elevated in some regions, and recent economic indicators have shown that renewed restrictions on social and business activity in the latter months of 2020 slowed the economy’s momentum. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored. While achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains, vaccination rates are gathering pace and three options (Pfizer/BioNTech, Moderna and Johnson & Johnson) are now authorized for use in the U.S. By mid-March the U.S. was administering an average of 2.4 million doses per day, up from 1.3 million per day on average at the beginning of February, according to Bloomberg’s vaccine tracker. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either which could cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning within our goal of providing long-term value for our shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
The beginning of the year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
March 23, 2021

4

Portfolio Managers’
Comments
Nuveen Winslow International Large Cap Fund
The Nuveen Winslow International Large Cap Fund features portfolio management by Winslow Capital Management, LLC (Winslow Capital), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The Fund’s portfolio is managed by Adam J. Kuhlmann and Dean G. DuMonthier, CFA.
Here the portfolio management team discusses key investment strategies and the performance of the Fund for the six-month reporting period January 31, 2021.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
The start of vaccinations across Western countries has been encouraging for the markets, although the discovery of new variants of the COVID-19 coronavirus could cause expectations to be reassessed. The vaccine rollouts have also been slower than expected in some regions. Nevertheless, there are more vaccines still in development, some of which have announced positive trial results, and governments are looking to adjust rollout plans to speed distribution.
The economic recovery moderated in late 2020, as a resurgence of infections triggered another tightening in restrictions. Although the slower pace is expected to persist into early 2021, pledges from central banks and governments to sustain the recovery with policy support are underpinning positive economic outlooks for the full year and beyond. In late December 2020, the U.S. government approved a $900 billion relief package, and Congress approved President Biden’s proposed $1.9 trillion stimulus plan on March 9, 2021.
Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® Index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shut-downs across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
While most markets have recovered most of their losses, volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or wider immunity across populations). The situation remains fluid, given production and logistical challenges with rolling out the vaccine as well as public trust in it, and the potential for more harmful variants of the virus. The distribution of vaccines has narrowed the range of outcomes for the course of the pandemic, but there is still uncertainty in the timing of a full recovery.
Nuveen Fund Advisors, LLC, and the portfolio management teams are monitoring the situation carefully and managing the Funds to best pursue investment objectives while mitigating risks through all market environments.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
How did the Fund perform during the six-month reporting period ended January 31, 2021?
The table in the Fund Performance and Expense Ratios section of this report provides the Nuveen Winslow International Large Cap Fund’s total return performance information for each share class of the Fund for the period ended January 31, 2021. The Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark. During the six-month reporting period, the Fund’s Class A Shares at NAV underperformed the MSCI World ex USA Index.
What strategies were used to manage the Fund during the six-month reporting period ended January 31, 2021 and how did these strategies influence performance?
The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of large-capitalization companies, which are companies having a market capitalization in excess of $4 billion at the time of purchase, and invests at least 80% of its net assets in securities of non-U.S. companies. The Fund may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.
The Fund seeks to invest in companies with improving fundamental profiles as well as sustainable, above-average earnings growth, high or rising returns on invested capital and reasonable relative valuations. In selecting securities, we initially narrow the investable universe using a quantitative screen that evaluates and ranks equity securities within regional peer groups. We conduct a regular review of the remaining securities’ fundamental characteristics, including revenue and earnings growth, positive earnings revisions, earnings consistency, high or improving returns on invested capital and free cash flow, reasonable financial leverage and attractive relative valuation, to further narrow the list of investable securities. Finally, we conduct a qualitative fundamental review of the remaining securities in order to select securities for the Fund’s portfolio.
The Fund will sell an equity security for any of the following reasons: the company’s business fundamentals are deteriorating; there has been a decline in investor sentiment; the security has become significantly overvalued; to maintain portfolio construction and risk control guidelines; or to replace the security with that of a company with better performance potential.
As a result of the restrictions imposed in response to the COVID-19 crisis, travel and leisure industries were negatively impacted. Other trends in the economy were accelerated as a result of the changing behavior of workers and consumers. The shift to online shopping and electronic payments was well underway prior to the COVID-19 crisis, but the trends were significantly accelerated. During the reporting period, the Fund held several travel related companies across Europe and Asia that were disproportionately impacted as a result of the COVID-19 crisis response.
The speed and aggressiveness of the global monetary and fiscal stimulus in response to the COVID-19 crisis, along with positive vaccine development news, drove a strong market rebound during the reporting period. The Fund did not fully participate in the market rally, as a result of the Fund’s exposure to quality and consistent earnings growth companies with lower beta as the recovery favored high beta cyclical companies, particularly during the fourth quarter of 2020.
Regionally, the Fund benefited slightly from an underweight position in Canada as the region’s holdings lagged other countries, but the Fund’s underweight allocation in Japan detracted as Japanese large capitalization holdings experienced the strongest rebound during the reporting period. The Fund benefited from an underweight position in the consumer staples sector that lagged during the recovery, but an overweight position in health care served as a drag on performance. Most of the underperformance during the reporting period was attributed to stock selection in the strongest performing sectors, which included the financials, industrials and consumer discretionary sectors. Stock selection in the energy sector added value primarily due to the Fund’s exposure to renewable fuel companies.
The Fund's positions that detracted from relative performance included real estate sector holding, Aroundtown SA. The real estate development company builds value-added and income generating properties primarily in the German and Dutch real estate markets. Despite strong cash generation during the reporting period, the future of Aroundtown's hotel and office holdings is less certain post-COVID-19 crisis, given the anticipation of lower travel and increased work from home. The Fund no longer holds shares in Aroundtown. In addition, consumer staples sector holding Alimentation Couche-Tard Inc. detracted from performance. Couche-Tard is a Canadian multi-national operator of convenience stores and fuel retailer, with a network of more than 16,000 owned and affiliated stores.
6

The position detracted from performance after announcing a potential acquisition of Carrefour, a French grocery chain. The news was not received well by investors and the French government ultimately rejected the merger. The Fund continues to hold the position given the successful long-term track record of acquisitions and economic recovery that will continue to benefit convenience store traffic. Lastly, communication service sector holding Cellnex Telecom SA was another key detractor. Cellnex is the leading independent tower operator for wireless telecommunications in Europe with sites across Spain, Italy, the Netherlands, France, the U.K. and Switzerland. The position detracted from performance as the company raised capital during the reporting period to make a few substantial acquisitions across Europe as wireless operators look to dispose of their proprietary towers. The Fund continues to hold the position.
The Fund's positions that contributed most meaningfully to relative performance, included energy sector holding Neste Oyj, a renewable diesel fuel producer based in Finland. The company’s earnings and margins improved as a result of increasing regulatory requirements for renewable fuels globally. The Fund continues to hold the position. In addition, consumer discretionary sector holding Bandai Namco Holdings Inc. contributed to performance. Bandai is a Japanese company with businesses in the toys & hobby segment, the network entertainment segment (which includes both network content and home videogame software) and the visual and music production segment. Gaming participation grew during the COVID-19 crisis and the company successfully launched several new titles during the reporting period. The Fund continues to hold the position. Lastly, information technology holding ASML Holding NV contributed to performance. The Dutch company is currently the largest supplier of photolithography systems for the semiconductor industry. The company’s differentiated technology is well positioned for shifting secular trends in the semiconductor manufacturing process. Logic chip producers continued to buy the new extreme ultraviolet lithography (EUV) technology from the company, increasing sales and earnings expectations. The Fund continues to hold the position.
7

Risk Considerations
Nuveen Winslow International Large Cap Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and growth stock risks, are described in detail in the Fund’s prospectus.
8

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursement, if any). The expense ratios include management fees and other fees and expenses.
9

Fund Performance and Expense Ratios (continued)
Nuveen Winslow International Large Cap Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of January 31, 2021*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class A Shares at NAV	12/12/18	12.47%	4.25%	10.32%	2.95%	1.15%
Class A Shares at maximum Offering Price	12/12/18	6.01%	(1.74)%	7.31%	-	-
MSCI World ex USA Index	-	17.13%	8.54%	11.48%	-	-
Class C Shares	12/12/18	12.05%	3.46%	9.50%	3.70%	1.90%
Class R6 Shares	12/12/18	12.66%	4.52%	10.60%	2.70%	0.90%
Class I Shares	12/12/18	12.66%	4.52%	10.60%	2.70%	0.90%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
10

Holding Summaries    as of January 31, 2021
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Winslow International Large Cap Fund
Fund Allocation (% of net assets)
Common Stocks	99.2%
Common Stock Rights	0.0%
Other Assets Less Liabilities	0.8%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
BHP Group Ltd	2.8%
ASML Holding NV	2.7%
Toyota Motor Corp	2.4%
Tokyo Electron Ltd	1.9%
Hoya Corp	1.9%

Portfolio Composition (% of net assets)
Banks	8.0%
Pharmaceuticals	6.9%
Insurance	6.2%
Health Care Equipment & Supplies	5.6%
Semiconductors & Semiconductor Equipment	4.7%
IT Services	4.6%
Beverages	3.7%
Equity Real Estate Investment Trust	3.6%
Construction & Engineering	3.2%
Commercial Services & Supplies	3.2%
Software	3.2%
Oil, Gas & Consumable Fuels	3.2%
Multi-Utilities	3.1%
Capital Markets	2.9%
Metals & Mining	2.8%
Chemicals	2.6%
Food & Staples Retailing	2.5%
Automobiles	2.4%
Building Products	2.4%
Air Freight & Logistics	1.9%
Leisure Products	1.8%
Auto Components	1.7%
Other [1]	19.0%
Other Assets Less Liabilities	0.8%
Net Assets	100%

Country Allocation[2] (% of net assets)
Japan	18.4%
Switzerland	13.9%
Australia	9.6%
United Kingdom	8.8%
Germany	8.4%
Canada	7.6%
Netherlands	6.8%
France	5.9%
Italy	4.8%
Spain	2.9%
Other	12.1%
Other Assets Less Liabilities	0.8%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
2	Includes 0.9% (as a percentage of net assets) in emerging market countries.
11

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2021.
The beginning of the period is August 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Winslow International Large Cap Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,124.74	$1,120.54	$1,126.55	$1,126.55
Expenses Incurred During the Period	$ 6.16	$ 10.10	$ 4.82	$ 4.77
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.41	$1,015.68	$1,020.67	$1,020.72
Expenses Incurred During the Period	$ 5.85	$ 9.60	$ 4.58	$ 4.53
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.89%, 0.90%, and 0.89% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
12

Nuveen Winslow International Large Cap Fund
Portfolio of Investments    January 31, 2021
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.2%
	COMMON STOCKS – 99.2%
	Aerospace & Defense – 1.6%
15,192	BAE Systems PLC, (2)	$ 95,857
	Air Freight & Logistics – 1.9%
2,304	Deutsche Post AG, (2)	113,806
	Airlines – 1.3%
4,475	Japan Airlines Co Ltd, (2)	79,878
	Auto Components – 1.7%
728	Cie Generale des Etablissements Michelin SCA, (2)	100,324
	Automobiles – 2.4%
2,080	Toyota Motor Corp, (2)	145,883
	Banks – 8.0%
9,730	Bank Leumi Le-Israel BM, (2)	59,960
18,750	BOC Hong Kong Holdings Ltd, (2)	55,913
5,230	DBS Group Holdings Ltd, (2)	98,623
2,055	Erste Group Bank AG, (2), (3)	62,758
6,500	ING Groep NV, (2)	57,794
1,050	KBC Group NV, (2)	73,221
857	Royal Bank of Canada	69,364
	Total Banks	477,633
	Beverages – 3.7%
2,717	Coca-Cola HBC AG, (2)	80,213
3,845	Kirin Holdings Co Ltd, (2)	82,644
7,820	Treasury Wine Estates Ltd, (2)	59,829
	Total Beverages	222,686
	Building Products – 2.4%
2,775	AGC Inc/Japan, (2)	96,400
683	Kingspan Group PLC	46,416
	Total Building Products	142,816
	Capital Markets – 2.9%
5,798	3i Group PLC, (2)	87,860
861	Macquarie Group Ltd, (2)	85,866
	Total Capital Markets	173,726
13

Nuveen Winslow International Large Cap Fund (continued)
Portfolio of Investments    January 31, 2021
(Unaudited)
Shares	Description (1)	Value
	Chemicals – 2.6%
345	Sika AG, (2)	$93,878
3,750	Tosoh Corp, (2)	64,304
	Total Chemicals	158,182
	Commercial Services & Supplies – 3.2%
11,436	Brambles Ltd, (2)	92,016
1,120	Secom Co Ltd, (2)	101,482
	Total Commercial Services & Supplies	193,498
	Construction & Engineering – 3.2%
2,970	ACS Actividades de Construccion y Servicios SA, (2)	92,557
1,105	Eiffage SA, (2)	100,298
	Total Construction & Engineering	192,855
	Construction Materials – 1.3%
1,392	LafargeHolcim Ltd, (2)	75,273
	Diversified Telecommunication Services – 1.3%
1,379	Cellnex Telecom SA,144A, (2)	80,787
	Electric Utilities – 1.3%
8,102	Enel SpA, (2)	80,356
	Equity Real Estate Investment Trust – 3.6%
1,838	Canadian Apartment Properties REIT	73,592
6,335	Goodman Group, (2)	85,250
4,154	UNITE Group PLC, (2)	54,482
	Total Equity Real Estate Investment Trust	213,324
	Food & Staples Retailing – 2.5%
2,988	Alimentation Couche-Tard Inc	91,130
134	Zur Rose Group AG, (2), (3)	60,592
	Total Food & Staples Retailing	151,722
	Food Products – 1.3%
718	Nestle SA, (2)	80,485
	Gas Utilities – 1.2%
13,202	Snam SpA, (2)	69,227
	Health Care Equipment & Supplies – 5.6%
982	GN Store Nord AS, (2)	74,812
907	Hoya Corp, (2)	116,054
3,048	Smith & Nephew PLC, (2)	64,172
75	Straumann Holding AG, (2)	83,132
	Total Health Care Equipment & Supplies	338,170
14

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 1.4%
3,573	Aristocrat Leisure Ltd, (2)	$ 84,172
	Insurance – 6.2%
304	Allianz SE, (2)	68,707
2,694	AXA SA, (2)	59,684
322	Hannover Rueck SE, (2)	49,898
5,729	Poste Italiane SpA,144A, (2)	55,983
169	Swiss Life Holding AG, (2)	77,056
146	Zurich Insurance Group AG, (2)	58,378
	Total Insurance	369,706
	IT Services – 4.6%
55	Adyen NV,144A, (2), (3)	114,896
765	CGI Inc, (3)	61,320
4,605	TIS Inc, (2)	102,400
	Total IT Services	278,616
	Leisure Products – 1.8%
1,255	Bandai Namco Holdings Inc, (2)	107,015
	Life Sciences Tools & Services – 1.1%
107	Lonza Group AG, (2)	68,341
	Machinery – 1.6%
1,080	KION Group AG, (2)	93,247
	Metals & Mining – 2.8%
4,967	BHP Group Ltd, (2)	165,644
	Multiline Retail – 1.5%
4,060	Pan Pacific International Holdings Corp, (2)	91,171
	Multi-Utilities – 3.1%
5,927	Engie SA, (2)	91,982
2,113	RWE AG, (2)	90,771
	Total Multi-Utilities	182,753
	Oil, Gas & Consumable Fuels – 3.2%
13,231	BP PLC, (2)	49,166
1,178	Neste Oyj, (2)	82,979
1,900	Parkland Corp/Canada	57,011
	Total Oil, Gas & Consumable Fuels	189,156
	Personal Products – 1.4%
1,398	Unilever PLC, (2)	81,441
	Pharmaceuticals – 6.9%
940	AstraZeneca PLC, (2)	95,890
15

Nuveen Winslow International Large Cap Fund (continued)
Portfolio of Investments    January 31, 2021
(Unaudited)
Shares	Description (1)	Value
	Pharmaceuticals (continued)
676	Novartis AG, (2)	$61,209
1,157	Novo Nordisk A/S, (2)	80,606
1,545	Recordati Industria Chimica e Farmaceutica SpA, (2)	79,953
281	Roche Holding AG, (2)	96,976
	Total Pharmaceuticals	414,634
	Professional Services – 1.2%
851	Wolters Kluwer NV, (2)	70,710
	Semiconductors & Semiconductor Equipment – 4.7%
305	ASML Holding NV, (2)	162,825
307	Tokyo Electron Ltd, (2)	116,738
	Total Semiconductors & Semiconductor Equipment	279,563
	Software – 3.2%
82	Constellation Software Inc/Canada	99,893
352	Nice Ltd, (2), (3)	91,778
185	Topicuscom Inc, (3), (4)	696
	Total Software	192,367
	Textiles, Apparel & Luxury Goods – 1.5%
276	adidas AG, (2)	87,514
	Total Common Stocks (cost $4,838,669)	5,942,538

Shares	Description (1)	Value
	COMMON STOCK RIGHTS – 0.0%
2,970	ACS Actividades de Construccion y Servicios SA	$ 1,463
	Total Common Stock Rights (cost $1,634)	1,463
	Total Long-Term Investments (cost $4,840,303)	5,944,001
	Other Assets Less Liabilities – 0.8%	50,292
	Net Assets – 100%	$ 5,994,293
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
16

Statement of Assets and Liabilities
January 31, 2021
(Unaudited)

Assets
Long-term investments, at value (cost $4,840,303)	$5,944,001
Cash	63,212
Cash denominated in foreign currencies (cost approximates value)	8
Receivable for:
Dividends	3,930
Investments sold	115,303
From Adviser	8,162
Reclaims	10,347
Other assets	1,322
Total assets	6,146,285
Liabilities
Payable for investments purchased	103,507
Accrued expenses:
Custodian fees	40,300
Trustees fees	51
12b-1 distribution and service fees	33
Other	8,101
Total liabilities	151,992
Net assets	$5,994,293

Class A Shares
Net assets	$ 29,947
Shares outstanding	1,250
Net asset value ("NAV") per share	$ 23.96
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 25.42
Class C Shares
Net assets	$ 29,870
Shares outstanding	1,250
NAV and offering price per share	$ 23.90
Class R6 Shares
Net assets	$5,904,504
Shares outstanding	246,250
NAV and offering price per share	$ 23.98
Class I Shares
Net assets	$ 29,972
Shares outstanding	1,250
NAV and offering price per share	$ 23.98
Fund level net assets consist of:
Capital paid-in	$4,999,836
Total distributable earnings	994,457
Fund level net assets	$5,994,293
Authorized shares - per class	Unlimited
Par value per share	$ 0.01
See accompanying notes to financial statements.
17

Statement of Operations
Six Months Ended January 31, 2021
(Unaudited)

Investment Income
Dividends	$ 44,526
Securities lending income	4
Foreign tax withheld on dividend income	(3,378)
Total investment income	41,152
Expenses
Management fees	22,142
12b-1 service fees - Class A Shares	37
12b-1 distribution and service fees - Class C Shares	145
Shareholder servicing agent fees	102
Custodian fees	24,090
Professional fees	31,263
Trustees fees	78
Shareholder reporting expenses	5,427
Other	1,907
Total expenses before fee waiver/expense reimbursement	85,191
Fee waiver/expense reimbursement	(58,770)
Net expenses	26,421
Net investment income (loss)	14,731
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	164,830
Change in net unrealized appreciation (depreciation) of investments and foreign currency	500,009
Net realized and unrealized gain (loss)	664,839
Net increase (decrease) in net assets from operations	$679,570
See accompanying notes to financial statements.
18

Statement of Changes in Net Assets
(Unaudited)

	Six Months Ended 1/31/21	Year Ended 7/31/20
Operations
Net investment income (loss)	$ 14,731	$ 83,399
Net realized gain (loss) from investments and foreign currency	164,830	(231,376)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	500,009	44,667
Net increase (decrease) in net assets from operations	679,570	(103,310)
Distributions to Shareholders
Dividends:
Class A Shares	(198)	(693)
Class C Shares	—	(483)
Class R6 Shares	(52,353)	(150,360)
Class I Shares	(266)	(763)
Decrease in net assets from distributions to shareholders	(52,817)	(152,299)
Net increase (decrease) in net assets	626,753	(255,609)
Net assets at the beginning of period	5,367,540	5,623,149
Net assets at the end of period	$5,994,293	$5,367,540
See accompanying notes to financial statements.
19

Financial Highlights
(Unaudited)
Nuveen Winslow International Large Cap Fund
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/18)
2021(e)	$21.43	$ 0.03	$ 2.66	$ 2.69	$(0.16)	$ —	$(0.16)	$23.96
2020	22.46	0.28	(0.76)	(0.48)	(0.55)	—	(0.55)	21.43
2019(f)	20.00	0.35	2.11	2.46	—	—	—	22.46
Class C (12/18)
2021(e)	21.32	(0.06)	2.64	2.58	—	—	—	23.90
2020	22.35	0.12	(0.76)	(0.64)	(0.39)	—	(0.39)	21.32
2019(f)	20.00	0.24	2.11	2.35	—	—	—	22.35
Class R6 (12/18)
2021(e)	21.47	0.06	2.66	2.72	(0.21)	—	(0.21)	23.98
2020	22.49	0.33	(0.74)	(0.41)	(0.61)	—	(0.61)	21.47
2019(f)	20.00	0.38	2.11	2.49	—	—	—	22.49
Class I (12/18)
2021(e)	21.47	0.06	2.66	2.72	(0.21)	—	(0.21)	23.98
2020	22.49	0.33	(0.74)	(0.41)	(0.61)	—	(0.61)	21.47
2019(f)	20.00	0.38	2.11	2.49	—	—	—	22.49
20

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

12.47%	$ 30	3.16%*	(1.75)%*	1.15%*	0.25%*	20%
(2.31)	27	2.95	(0.50)	1.15	1.30	38
12.30	28	2.68*	1.00*	1.15*	2.53*	18

12.05	30	3.90*	(2.50)*	1.89*	(0.49)*	20
(3.02)	27	3.70	(1.25)	1.90	0.55	38
11.75	28	3.43*	0.24*	1.90*	1.77*	18

12.66	5,905	2.90*	(1.50)*	0.90*	0.51*	20
(2.08)	5,287	2.70	(0.25)	0.90	1.55	38
12.45	5,539	2.43*	1.25*	0.90*	2.77*	18

12.66	30	2.90*	(1.50)*	0.89*	0.51*	20
(2.08)	27	2.70	(0.25)	0.90	1.55	38
12.45	28	2.42*	1.25*	0.90*	2.77*	18
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2021.
(f)	For the period December 12, 2018 (commencement of operations) through January 31, 2019.
*	Annualized.
See accompanying notes to financial statements.
21

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of Nuveen Winslow International Large Cap Fund (the "Fund"), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Fund is January 31, 2021, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2021 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Fund's investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund's portfolio, manages the Fund's business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Winslow Capital Management, LLC, (the “Sub-Adviser”), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolio of the Fund.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A shares purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 and I shares are sold without an up-front sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund's Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
22

Foreign Currency Transactions and Translation
The books and records of the Fund are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, the Fund's investments in non-U.S. securities were as follows:
	Value	% of Net Assets
Country:
Japan	$1,103,969	18.4%
Switzerland	835,533	13.9
Australia	572,777	9.6
United Kingdom	528,868	8.8
Germany	503,943	8.4
Canada	453,006	7.6
Netherlands	406,225	6.8
France	352,288	5.9
Italy	285,519	4.8
Spain	174,807	2.9
Other	727,066	12.1
Total non-U.S. securities	$5,944,001	99.2%
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on ex-dividend date or for foreign securities, when information is available. Non-cash dividends received in the form of stock if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities Lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.
23

Notes to Financial Statements (Unaudited) (continued)
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Fund's financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 will become effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Fund's financial statements.
3.  Investment Valuation and Fair Value Measurements
The Fund's investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.
24

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Fund's investments as of the end of the reporting period, based on the inputs used to value them:
	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$498,726	$5,443,116**	$ 696***	$5,942,538
Common Stock Rights	1,463	—	—	1,463
Total	$500,189	$5,443,116	$ 696	$5,944,001

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
4.  Portfolio Securities and Investments in Derivatives
Securities Lending
Effective August 14, 2020, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Fund’s custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by the Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statements of Operations.
As of the end of the reporting period, the Fund did not have any securities out on loan.
Investment Transactions
Long-term purchases and sales during the current fiscal period aggregated $1,132,572 and $1,128,878, respectively.
The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
25

Notes to Financial Statements (Unaudited) (continued)
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
There were no transactions in Fund shares during the current and prior fiscal periods.
6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund's investment portfolio, as determined on a federal income tax basis as of January 31, 2021.

Tax cost of investments	$4,852,002
Gross unrealized:
Appreciation	$1,235,553
Depreciation	(143,554)
Net unrealized appreciation (depreciation) of investments	$1,091,999
Permanent differences, primarily due to foreign currency transactions and investments in passive foreign investment companies, resulted in reclassifications among the Fund's components of net assets as of July 31, 2020, the Fund's last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2020, the Fund's last tax year end, were as follows:

Undistributed net ordinary income[1]	$31,482
26

Undistributed net long-term capital gains	$ —

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Fund's last tax year ended July 31, 2020 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$152,299
Distributions from net long-term capital gains	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of July 31, 2020, the Fund's last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$154,810
Long-term	101,889
Total	$256,699
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:
Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.6000%
For the next $125 million	0.5875
For the next $250 million	0.5750
For the next $500 million	0.5625
For the next $1 billion	0.5500
For the next $3 billion	0.5250
For the next $2.5 billion	0.5000
For the next $2.5 billion	0.4875
For net assets over $10 billion	0.4750
The annual complex-level fee, payable monthly for each fund, is calculated according to the following schedule:
27

Notes to Financial Statements (Unaudited) (continued)
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2021, the complex-level fee for each Fund was 0.1558%.
The Adviser has agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board.
Distribution and Service Fees
The Fund have adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Fund and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$142
As of the end of the reporting period, TIAA owned shares of the Fund as follows:

TIAA owned shares	100%
8.  Subsequent Events
Class C Shares
Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after
28

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Winslow Capital Management, LLC
80 South Eighth Street
Minneapolis, MN 55402
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
29

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
MSCI World ex USA Index: An unmanaged index that captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 23 Emerging Markets (EM) countries. With 1,853 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
30

Notes
31

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MSA-WINSLC-0121P1550518-INV-B-03/22

ITEM 2.	CODE OF ETHICS.

Not applicable to this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: April 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: April 8, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: April 8, 2021